                                                                EXHIBIT 99(b)(2)



                                INFORMATION FOR

                           THE BOARD OF DIRECTORS OF

                              NORWOOD PROMOTIONAL

                                    PRODUCTS

                           [J.C. BRADFORD & CO. LOGO]

                                 MARCH 7, 1998

                            INVESTMENT BANKING GROUP

I.     Summary Analysis
II.    Comparable Company Analysis
III.   Discounted Cash Flow Analysis
IV.    LBO Analysis
V.     Comparable Transaction Analysis
VI.    Premium Analysis
VII.   Stock Price and Ownership Profiles
VIII.  Company Projections

                                       (i)

                            INVESTMENT BANKING GROUP

                         AUSTIN -- COMPANY PROJECTIONS
              SUMMARY VALUATION MULTIPLES AT PROPOSED $20.70 OFFER
                                 (IN THOUSANDS)

Proposed Offer Price:.......................................  $  20.70
Current Shares Outstanding:.................................     5,311
                                                              --------
     Equity Value...........................................  $109,929
Add: Debt, Net of Cash......................................    56,495
     Market Capitalization..................................  $166,424

                 PRICE TO TRAILING EARNINGS MULTIPLE

Equity Value................................................  $109,929
LTM Earnings Ended 11/30/97.................................     6,008
                                                              --------
Multiple....................................................      18.3x

                   PRICE TO 1998 EARNINGS MULTIPLE

Equity Value................................................  $109,929
Estimated Earnings Ended 12/31/98...........................     8,729
                                                              --------
Multiple....................................................      12.6x

                   PRICE TO 1999 EARNINGS MULTIPLE

Equity Value................................................  $109,929
Estimated Earnings Ended 12/31/99...........................    10,707
                                                              --------
Multiple....................................................      10.3x

                     PRICE TO BOOK VALUE MULTIPLE

Equity Value................................................  $109,929
Current Book Value 11/30/97.................................    53,204
                                                              --------
Multiple....................................................       2.1x

                     PRICE TO LTM EBITDA MULTIPLE

Equity Value................................................  $166,424
LTM EBITDA 11/30/97.........................................    23,267
                                                              --------
Multiple....................................................       7.2x

                    PRICE TO 1998 EBITDA MULTIPLE

Equity Value plus Debt, Net of Cash(1)......................  $163,627
Estimated EBITDA 8/31/98....................................    25,975
                                                              --------
Multiple....................................................       6.3x

                    PRICE TO LTM REVENUE MULTIPLE

Equity Value plus Debt, Net of Cash.........................  $166,424
LTM Revenue Ended 11/30/97..................................   182,981
                                                              --------
Multiple....................................................      0.91x

---------------

(1) Total debt, net of cash at 8/31/98 is projected to be $53,698

                            INVESTMENT BANKING GROUP

                 SUMMARY OF PROJECTIONS PROVIDED BY MANAGEMENT
                             (NUMBERS IN THOUSANDS)
                           (FISCAL YEAR ENDED AUGUST)

                       PROJECTED SUMMARY INCOME STATEMENT

                         1998       1999       2000       2001       2002       2003     CAGR%
                       --------   --------   --------   --------   --------   --------   -----
Revenues.............  $193,391   $207,846   $223,500   $239,900   $257,562   $276,160    7.4%
EBITDA...............    25,976     29,318     32,169     35,366     38,508     42,510   10.4%
Pre-tax Income.......    13,695     16,998     20,448     24,444     28,885     33,886   19.9%

                      HISTORICAL SUMMARY INCOME STATEMENT

                                    1993      1994       1995       1996       1997     CAGR%
                                   -------   -------   --------   --------   --------   -----
Revenues.........................  $49,300   $62,385   $103,860   $144,048   $175,833   37.4%
EDITDA(1)........................    6,485     8,526     14,476     16,841     12,878   14.7%
Pre-tax Income(1)................    2,678     5,308      6,832      6,922      1,721   (8.5%)

---------------

(1) Includes extraordinary losses before taxes of 40%.

                            INVESTMENT BANKING GROUP

                          SUMMARY VALUATION FOR AUSTIN
                        (IN THOUSANDS, EXCEPT PER SHARE)

PROPOSED MARKET VALUATION:

                                                               AUSTIN
                                                              --------
Proposed offer price........................................  $  20.70
Shares outstanding..........................................     5,311
                                                              --------
  Equity Mkt Cap of Offer:..................................  $109,929
                                                              ========

COMPARABLE COMPANY VALUATION:

                                                                               IMPLIED PRICES
                                                        AUSTIN    ADJ. AVG.    --------------
                                          FINANCIALS    MULT.       MULT.        ADJ. AVG.
                                          ----------    ------    ---------    --------------
Trailing Earnings(1)....................   $  6,008     18.3x       15.4x      $       17.45
Est. '98 Earnings.......................      8,729     12.6x       13.1x              21.54
Est. '99 Earnings.......................     10,707     10.3x       11.2x              22.61
Trailing EDITDA multiple(1)(2)..........     23,267      7.2x        7.4x              21.95
Trailing Revenues(1)(2).................    182,981     0.91x       0.93x              21.54
Book Value..............................     53,204      2.1x        1.7x              17.40
  Relevant Range:.......................                                       $17.40-$22.61

LBO ANALYSIS:

          ASSUMPTIONS                                      RESULTS
          -----------                                      -------
0% Revolver
57% Senior sub-debt               $111.6 million ($21.00 per share) purchase price yields:
14% Senior term loan              25.0% return to convertible preferred equity holders.
11% Preferred Stock               35.3% return to equity holders.
17% Management equity -- Common
  Stock
6.25x EBITDA exit multiple

          ASSUMPTIONS                                      RESULTS
          -----------                                      -------
0% Revolver
58% Senior sub-debt               $109.9 million ($20.70 per share) purchase price yields:
14% Senior term loan              25.0% return to convertible preferred equity holders.
12% Preferred Stock               36.9% return to equity holders.
16% Management equity -- Common
  Stock
6.25x EBITDA exit multiple
  Relevant Range:                 $20.50 - $21.50

MARKET PREMIUMS VALUATION:

                                              ONE DAY         ONE WEEK        ONE MONTH
                                              PRIOR TO        PRIOR TO         PRIOR TO
                                            ANNOUNCEMENT    ANNOUNCEMENT     ANNOUNCEMENT
       ALL CASH DEALS SINCE 1/1/95          ------------    -------------    ------------
  Actual Stock Prices:....................     $17.38              $16.38       $15.88
  30 Day Average Price:...................      16.12               16.12        16.12
  Median Premium..........................       24.0%               27.5%        33.6%
  Implied Stock Price:
  Actual Stock Prices:....................     $21.54              $20.88       $21.21
  30 Day Average Price:...................      19.98               20.55        21.54
  Relevant Range:.........................                  $20.00-$21.50

---------------

(1) LTM results as of November 1997.

(2) At 11/30/97, Austin's total debt, net of cash was $56,495.

                            INVESTMENT BANKING GROUP

                          SUMMARY VALUATION FOR AUSTIN
                        (IN THOUSANDS, EXCEPT PER SHARE)

PROPOSED MARKET VALUATION:

                                                               AUSTIN
                                                              --------
Proposed offer price........................................  $  20.70
Shares Outstanding..........................................     5,311
                                                              --------
  Equity Mkt Cap of Offer:                                    $109,929
                                                              ========

DISCOUNTED CASH FLOW VALUATION:

COMPANY PROJECTION MODEL

                                         EBITDA                        AVERAGE
                            DISCOUNT    MULTIPLES                      EQUITY
                              RATE       APPLIED      LOW      HIGH     VALUE    RELEVANT RANGE
                            --------   -----------   ------   ------   -------   ---------------
Operating Cash Flow
  Method..................   16.5%     5.50x-6.25x   $20.38   $23.17
                             17.0%     5.50x-6.25x    19.82    22.56   $21.19    $19.27 - $23.17
                             17.5%     5.50x-6.25x    19.27    21.96

                                       NET INCOME                      AVERAGE
                            DISCOUNT    MULTIPLES                      EQUITY
                              RATE       APPLIED      LOW      HIGH     VALUE    RELEVANT RANGE
                            --------   -----------   ------   ------   -------   ---------------
Free Cash Flow Method.....   19.0%     12.0x-13.0x   $20.79   $22.37
                             19.5%     12.0x-13.0x    20.36    21.91   $21.14    $19.94 - $22.37
                             20.0%     12.0x-13.0x    19.94    21.45

                                          NET INCOME
                               DISCOUNT    MULTIPLES
                                 RATE       APPLIED          RANGE        RELEVANT RANGE
                               --------   -----------   ---------------   ---------------
Discounted Future Stock Price
  2003 Net Income............  19%-20%    12.0x-13.0x   $18.16 - $20.51
  2002 Net Income............  19%-20%    12.0x-13.0x    18.57 -  20.80
  2001 Net Income............  19%-20%    12.0x-13.0x    18.86 -  20.95   $18.16 - $20.95
  2000 Net Income............  19%-20%    12.0x-13.0x    18.93 -  20.85
  1999 Net Income............  19%-20%    12.0x-13.0x    18.88 -  20.63

                            INVESTMENT BANKING GROUP

          HISTORICAL ACTUAL VS. BUDGETED FINANCIAL RESULTS FOR AUSTIN

                                    1995                             1996                             1997
                        BUDGET     ACTUAL    VARIANCE    BUDGET     ACTUAL    VARIANCE    BUDGET     ACTUAL    VARIANCE
                        -------   --------   --------   --------   --------   --------   --------   --------   --------
Total Revenue.........  $88,142   $103,860    17.8%     $135,119   $151,962     12.5%    $183,683   $175,835    (4.3)%
Cost of Sales.........   60,566     70,963                91,558    106,992               129,008    125,732
                        -------   --------              --------   --------              --------   --------
Gross Profit..........   27,576     32,897    19.3%       43,561     44,970      3.2%      54,675     50,103    (8.4)%
% of Total Rev........     31.3%      31.7%                 32.2%      29.6%                 29.8%      28.5%
S,G&A.................   18,579     22,446                29,590     34,583                37,253     36,945
                        -------   --------              --------   --------              --------   --------
Operating Profit......    8,997     10,451    16.2%       13,971     10,387   (25.7)%      17,422     13,158   (24.5)%
% of Total Rev........     10.2%      10.1%                 10.3%       6.8%                  9.5%       7.5%
Pre-Tax(1)............    6,446      6,832     6.0%        8,771      6,922   (21.1)%      14,022      1,721   (87.7)%
Net Income............    3,836      4,032     5.1%        5,175      4,155   (19.7)%       8,274      1,004   (87.9)%
EPS...................  $  1.07   $   1.11     3.7%     $   1.40   $   0.82   (41.4)%    $   1.41   $   0.18   (87.2)%

---------------

(1) Includes extraordinary losses before taxes of 40%.

                            INVESTMENT BANKING GROUP

                       PROJECT AUSTIN -- PROJECTION MODEL
         PROJECTED INCOME STATEMENTS -- ADJUSTED FOR CALENDAR YEAR END
                             (NUMBERS IN THOUSANDS)
                   (FISCAL YEAR ENDED AUGUST) 3/5/98 6:13 PM

                                                                YEAR END AUGUST 31,
                                                       --------------------------------------
                                                        1997      1998      1999       2000
                                                       ------    ------    -------    -------
Net income...........................................  $1,004    $8,079    $10,029    $12,064

                     PROJECTED, YEAR END DECEMBER 31,
---------------------------------------------------------------------------
               1998                                    1999
----------------------------------      -----------------------------------
(8/12 X $8,079) + (4/12 X $10,029)      (8/12 X $10,029) + (4/12 X $12,064)
              $8,729                                  $10,707

                            INVESTMENT BANKING GROUP

                          AUSTIN COMPARABLE COMPANIES
                      COMPARABLE COMPANY MARKET MULTIPLES

                                                                                       CAL. 1999     5-YEAR          52 WEEK
                                                         LTM       LTM     CAL. 1998     EST.       PROJECTED    ---------------
COMPANY                                        TICKER    END       EPS     EST. EPS     EPS(1)     GROWTH RATE    HIGH     LOW
-------                                        ------   ------    ------   ---------   ---------   -----------   ------   ------
AUSTIN.......................................  AUSTIN   NOV 97(2) $ 1.13     $1.64       $2.02        18.0%      $18.00   $12.00
C S S Industries, Inc........................  CSS      Dec 97      2.23      2.55        2.86        12.0%       39.25    26.38
Equity Marketing, Inc........................  EMAK     Sep 97      1.37      1.85        2.25        25.0%       30.75    16.25
Lillian Vernon Corp..........................  LVC      Nov 97      0.97      1.27        1.46        15.0%       18.63    12.50
Racing Champions Corp........................  RACN     Dec 97      0.73      0.86        1.07        25.0%       18.50     6.50
Swiss Army Brands, Inc.......................  SABI     Dec 97     (0.49)     0.45        0.52        15.0%       13.50     9.13
       Median (excluding NPPI):..............
       Average (excluding NPPI):.............
       Adjusted Average (excludes high and
        low and NPPI):.......................

                                                BASED ON CLOSING STOCK PRICE AS OF 3/3/98
                                               -------------------------------------------
                                                                      PRICE/      PRICE/      CAL. 1998     CAL. 1999    PRICE/
                                                 PRICE     PRICE/    CAL. 1998   CAL. 1999       PE/           PE/        BOOK
COMPANY                                        PER SHARE   LTM EPS   EST. EPS    EST. EPS    GROWTH RATE   GROWTH RATE   VALUE
-------                                        ---------   -------   ---------   ---------   -----------   -----------   ------
AUSTIN.......................................   $20.70      18.3x      12.6x       10.3x        70.0%         57.0%       2.1x
C S S Industries, Inc........................    34.81      15.6       13.7        12.2        113.8%        101.6%       2.0
Equity Marketing, Inc........................    20.88      15.2       11.3         9.3         45.1%         37.1%       2.6
Lillian Vernon Corp..........................    17.06      17.6       13.4        11.6         89.3%         77.7%       1.4
Racing Champions Corp........................    10.50      14.4       12.3         9.8         49.0%         39.2%       1.8
Swiss Army Brands, Inc.......................    11.50        NM       25.6        22.2        170.4%        148.1%       1.2
       Median (excluding NPPI):..............               15.4x      13.4x       11.6x        89.3%         77.7%       1.8x
       Average (excluding NPPI):.............               15.7       15.2        13.0         93.5%         80.7%       1.8
       Adjusted Average (excludes high and
        low and NPPI):.......................               15.4       13.1        11.2         84.0%         72.8%       1.7

---------------

(1) When calendar 1999 EPS Multiple is not available it is approximated using company's 5-year projected growth rate.

(2) Austin's EPS figures are calculated from company projected net income figures, adjusted for calendar year ends and divided by current fully diluted shares outstanding.

                            INVESTMENT BANKING GROUP

                          AUSTIN COMPARABLE COMPANIES
               COMPARABLE COMPANY MARKET CAPITALIZATION MULTIPLES

                                                                      TOTAL      TOTAL       LTM                MARKET    MARKET
                                    3/3/98   NUMBER OF    TOTAL     DEBT, NET    MARKET     TOTAL       LTM     CAP./     CAP./
                            TICKER  PRICE     SHARES      EQUITY     OF CASH    CAPITAL    REVENUES   EBITDA    EBITDA   REVENUES
                            ------  ------   ---------   --------   ---------   --------   --------   -------   ------   --------
                                                                                                                 (IN THOUSANDS)
AUSTIN....................  AUSTIN  $20.70     5,311     $109,929   $ 56,495    $166,424   $182,981   $23,267    7.2x      0.91x
C S S Industries, Inc. ...  CSS     34.81     10,875      378,586    106,546     485,132   357,720    59,944     8.1       1.36
Equity Marketing, Inc. ...  EMAK    20.88      4,079       85,149          0      85,149   130,946    15,036     5.7       0.65
Lillian Vernon Corp. .....  LVC     17.06      9,482      161,787          0     161,787   251,736    17,898     9.0       0.64
Racing Champions Corp. ...  RACN    10.50     13,242      139,041     22,661     161,702    76,562    23,838     6.8       2.11
Swiss Army Brands,          SABI
  Inc. ...................          11.50      8,210       94,415          0      94,415   118,744    (3,230)     NM       0.80
        Median (excluding
          NPPI):..........                                                                                       7.4x      0.80x
        Average (excluding
          NPPI):..........                                                                                       7.4       1.11
        Adjusted Average
          (excludes high
          and low and
          NPPI):..........                                                                                       7.4       0.93

                            INVESTMENT BANKING GROUP

                          AUSTIN COMPARABLE COMPANIES
                      COMPARABLE COMPANY SUMMARY VALUATION
                       OVERALL ADJUSTED AVERAGE MULTIPLES
                                 (IN THOUSANDS)

              PRICE TO TRAILING EARNINGS MULTIPLE BASIS:
  LTM earnings ended November 30, 1997......................  $  6,008
Adjusted Average Multiple...................................     15.42x
                                                              --------
                                                              $ 92,668
Implied Share Price:........................................  $  17.45
           PRICE TO CALENDAR 1998 EARNINGS MULTIPLE BASIS:
Estimated earnings ended December 31, 1998..................  $  8,729
Adjusted Average Multiple...................................     13.10x
                                                              --------
                                                              $114,365
Implied Share Price:........................................  $  21.54
           PRICE TO CALENDAR 1999 EARNINGS MULTIPLE BASIS:
Estimated earnings ended December 31, 1999..................  $ 10,707
Adjusted Average Multiple...................................     11.21
                                                              --------
                                                              $120,073
Implied Share Price:........................................  $  22.61
                      LTM EBITDA MULTIPLE BASIS:
LTM EBITDA ended November 30, 1997..........................  $ 23,267
Adjusted Average Multiple...................................      7.44x
                                                              --------
                                                               173,066
Less total debt, net of cash on November 30, 1997...........    56,495
                                                              --------
                                                              $116,571
Implied Share Price:........................................  $  21.95
                     LTM REVENUES MULTIPLE BASIS:
LTM Revenues ended November 30, 1997........................  $182,981
Adjusted Average Multiple...................................      0.93x
                                                              --------
                                                               170,877
Less total debt, net of cash on November 30, 1997...........    56,495
                                                              --------
                                                              $114,382
Implied Share Price:........................................  $  21.54

                            INVESTMENT BANKING GROUP

                          AUSTIN COMPARABLE COMPANIES
                      COMPARABLE COMPANY SUMMARY VALUATION
                                MEDIAN MULTIPLES
                                 (IN THOUSANDS)

              PRICE TO TRAILING EARNINGS MULTIPLE BASIS:
LTM earnings ended 11/30/97.................................  $  6,008
Median Multiple.............................................     15.42x
                                                              --------
                                                              $ 92,668
Implied Share Price:........................................  $  17.45
           PRICE TO CALENDAR 1998 EARNINGS MULTIPLE BASIS:
Estimated earnings ended 12/31/98...........................  $  8,729
Median Multiple.............................................     13.40x
                                                              --------
                                                              $116,931
Implied Share Price:........................................  $  22.02
           PRICE TO CALENDAR 1999 EARNINGS MULTIPLE BASIS:
Estimated earnings ended 12/31/99...........................  $ 10,707
Median Multiple.............................................     11.65
                                                              $124,718
                                                              --------
Implied Share Price:........................................  $  23.48
                      LTM EBITDA MULTIPLE BASIS:
LTM EBITDA ended 11/30/97...................................  $ 23,267
Median Multiple.............................................      7.44x
                                                              --------
                                                               173,066
Less total debt, net of cash on 11/30/97....................    56,495
                                                              --------
                                                              $116,571
Implied Share Price:........................................  $  21.95
                     LTM REVENUES MULTIPLE BASIS:
LTM Revenues ended 11/30/97.................................  $182,981
Median Multiple.............................................      0.80x
                                                              --------
                                                               145,491
Less total debt, net of cash on 11/30/97....................    56,495
                                                              --------
                                                              $ 88,996
Implied Share Price:........................................  $  16.76

                            INVESTMENT BANKING GROUP

  AUSTIN VS. PROMOTIONAL COMPANY INDEX* AND NASDAQ COMPOSITE INDEX AND S&P 400
                           INDUSTRIALS SINCE 12/29/95

[Chart depicting the performance of Norwood Promotional Products, Inc. Common Stock versus the S&P 400 Industrial Index, the Nasdaq Composite Index, and the Promotional Company Index. Promotional Company Index includes CSS, EMAK, LVC, RACN and SABI.]

                            INVESTMENT BANKING GROUP

                             PROMOTIONAL COMPANIES
            WEEKLY PRICE & VOLUME TRADING STATISTICS SINCE 12/29/95

             CSS INDUSTRIES, INC.                          EQUITY MARKETING, INC.

 [Chart depicting the weekly price and volume   [Chart depicting the weekly price and volume
   trading statistics since December 29, 1995  trading statistics since December 29, 1995 for
           for CSS Industries, Inc.]                      Equity Marketing, Inc.]

             LILLIAN VERNON CORP.                                  AUSTIN

 [Chart depicting the weekly price and volume   [Chart depicting the weekly price and volume
   trading statistics since December 29, 1995  trading statistics since December 29, 1995 for
           for Lillian Vernon Corp.]                Norwood Promotional Products, Inc.]

                            INVESTMENT BANKING GROUP

                             PROMOTIONAL COMPANIES
            WEEKLY PRICE & VOLUME TRADING STATISTICS SINCE 12/29/95

           RACING CHAMPIONS CORP.                         SWISS ARMY BRANDS, INC.

[Chart depicting the weekly price and volume    [Chart depicting the weekly price and volume
 trading statistics since December 29, 1995      trading statistics since December 29, 1995
        for Racing Champions Corp.]                     for Swiss Army Brands, Inc.]

                            INVESTMENT BANKING GROUP

DESCRIPTION OF COMPARABLE COMPANIES

     CSS INDUSTRIES, INC. is a diversified company involved in the sale of consumer and business products. The Company's subsidiaries, The Paper Magic Group, Inc. and Berwick Industries, Inc., designs, manufactures and sells gift wrap, gift bags, boxed greeting cards, decorative products and many others. CSS, through Rapidforms, Inc., designs and sells business forms and supplies.

     EQUITY MARKETING INC., designs, develops, produces and markets custom made toy, gift and other products based on entertainment properties licensed by television and motion pictures studios. The products include figurines, action vehicles, plush toys, dolls and other novelty items. The Company sells its products worldwide to restaurant chains, consumer product companies and toy/gift distributors.

     LILLIAN VERNON CORPORATION retails gift, household, gardening, kitchen, Christmas and children's products. The Company publishes eight catalog titles; "Lillian Vernon," "Lilly's Kids," "Christmas Memories," "Neat Ideas For An Organized Life," "Lillian Vernon's Kitchen," "Personalized Gifts," "Private Sale" and "Welcome To The Best of Lillian Vernon."

     RACING CHAMPIONS CORPORATION produces and markets collectible scaled die cast vehicle replicas. The Company's product lines include and extensive line of officially licensed collectible replicas of actual race cars and related vehicles from the five most popular US professional racing series, including NASCAR. Racing Champions also produces non-racing vehicle replicas and pewter figures.

     SWISS ARMY BRANDS, INC. markets the "Victorinox Original Swiss Army" Knife in the United States, Canada and the Caribbean. The Company also markets "Swiss Army" brand watches, sunglasses and writing instruments; "Swiss Air Force" watches; "Victorinox" watches and "R.H. Forschner" professional cutlery.

                            INVESTMENT BANKING GROUP

                       PROJECT AUSTIN -- PROJECTION MODEL
DISCOUNTED CASH FLOW ANALYSIS -- OPERATING CASH FLOW EBITDA EXIT MULTIPLE METHOD
                             (NUMBERS IN THOUSANDS)

(Fiscal Year Ended August)
March 5, 1998     5:32 PM

                                                1999      2000      2001      2002      2003
                                               -------   -------   -------   -------   -------
EBITDA.......................................  $29,318   $32,168   $35,366   $38,508   $42,510
Depreciation and amortization................    8,120     8,121     8,122     8,123     8,124
Interest expense.............................    4,200     3,600     2,800     1,500       500
Other expenses...............................       --        --        --        --        --
                                               -------   -------   -------   -------   -------
  Pre-tax income.............................   16,998    20,447    24,444    28,885    33,886
Provision for income taxes...................    6,969     8,383    10,022    11,843    13,893
                                               -------   -------   -------   -------   -------
Net income...................................   10,029    12,064    14,422    17,042    19,993
                                               =======   =======   =======   =======   =======
  Add: Depreciation & amortization...........    8,120     8,121     8,122     8,123     8,124
  Add: After-tax interest expense............    2,478     2,124     1,652       885       295
  Less: Net additions to working
     capital(1)..............................   (3,200)   (3,300)   (3,400)   (3,900)   (3,800)
  Less: Capital expenditures.................   (3,834)   (3,935)   (3,936)   (3,937)   (3,938)
                                               -------   -------   -------   -------   -------
     Operating cash flow.....................  $13,593   $15,074   $16,860   $18,213   $20,674
                                               =======   =======   =======   =======   =======
       Cash flow growth......................              10.9%     11.8%      8.0%     13.5%

                           EQUITY VALUATION MATRIX(2)

                YEAR 2003 EBITDA EXIT MULTIPLE
DISCOUNT   -----------------------------------------
RATE(3)     5.50X      5.75X      6.00X      6.25X
--------   --------   --------   --------   --------
16.5%      $108,210   $113,162   $118,114   $123,066
17.0%       105,249    110,096    114,943    119,791
17.5%       102,359    107,104    111,849    116,594
                                            --------
AVERAGE .................................
                                            $112,545
                                            ========

                       EQUITY VALUATION MATRIX PER SHARE

            YEAR 2003 EBITDA EXIT MULTIPLE
DISCOUNT   ---------------------------------
RATE(3)     5.5X    5.75X     6.0X    6.25X
--------   ------   ------   ------   ------
16.5%      $20.38   $21.31   $22.24   $23.17
17.0%       19.82    20.73    21.64    22.56
17.5%       19.27    20.17    21.06    21.96
                                      ------
AVERAGE VALUATION OF EQUITY PER
SHARE(4)...........................   $21.19
                                      ======

---------------

(1) Excluding cash and short-term debt.

(2) Less total capital liab. (net of cash) of $53,698

(3) Discount rates are near estimates of WACC.

(4) Based on 5,311 shares outstanding.

                            INVESTMENT BANKING GROUP

                       PROJECT AUSTIN -- PROJECTION MODEL
DISCOUNTED CASH FLOW ANALYSIS -- OPERATING CASH FLOW EBITDA EXIT MULTIPLE METHOD
                             (NUMBERS IN THOUSANDS)

(Fiscal Year Ended August)
3/5/98     5:32 PM

                              1999               2000               2001               2002               2003
                        ----------------   ----------------   ----------------   ----------------   ----------------
Operating Cash Flow...      $13,593            $15,074            $16,860            $18,213            $20,674
                            -------            -------            -------            -------            -------
  Present Value of
    Oper. Cash Flows
    at 17.50%
    Discount..........       11,568             10,918             10,393              9,555              9,231
    Formula...........  CF(1)/(1+R)(1)     CF(2)/(1+R)(2)     CF(3)/(1+R)(3)     CF(4)/(1+R)(4)     CF(5)/(1+R)(5)

                                                                 YEAR 2003
                                                              TERMINAL VALUE
                                                              BASED ON EBITDA
                                                               EXIT MULTIPLE
                                                              ---------------
EBITDA......................................................   $      42,510
Exit Multiple...............................................            5.5x
                                                               -------------
Terminal Value in 2003......................................         233,805
PV of Terminal Value........................................         104,391
                                                                 TV/(1+R)(5)
                                                               -------------
  Present Value of All
    Cash Flow.............     $ 11,568           $10,918           $10,393           $9,555           $113,622
                               ========           =======           =======           ======           ========
Sum of All PV of Cash Flow
  equals Firm Value to
  Both Equity & Debt
  holders.................     $156,056
                               --------           -------           -------           ------           --------
Less: Current Total Debt,
  Net of Cash.............     (53,698)
                               --------           -------           -------           ------           --------
        Valuation of
          Equity..........     $102,359
                               --------           -------           -------           ------           --------
        Per Share.........     $  19.27
                               --------           -------           -------           ------           --------

                            INVESTMENT BANKING GROUP

                       PROJECT AUSTIN -- PROJECTION MODEL
DISCOUNTED CASH FLOW ANALYSIS -- FREE CASH FLOW NET INCOME EXIT MULTIPLE METHOD
                             (NUMBERS IN THOUSANDS)

(Fiscal Year Ended August)

                                             1999       2000       2001       2002      2003
                                           --------   --------   --------   --------   -------
EBITDA...................................  $ 29,318   $ 32,168   $ 35,366   $ 38,508   $42,510
Depreciation and amortization............     8,120      8,121      8,122      8,123     8,124
Interest expense.........................     4,200      3,600      2,800      1,500       500
Other expenses...........................        --         --         --         --        --
                                           --------   --------   --------   --------   -------
  Pre-tax income.........................    16,998     20,447     24,444     28,885    33,886
Provision for income taxes...............     6,969      8,383     10,022     11,843    13,893
                                           --------   --------   --------   --------   -------
Net income...............................  $ 10,029   $ 12,064   $ 14,422   $ 17,042   $19,993
                                           ========   ========   ========   ========   =======
  Add: Depreciation & amortization.......     8,120      8,121      8,122      8,123     8,124
  Less: Mandatory debt repayments........   (11,298)   (12,983)   (15,033)   (13,900)     (700)
  Less: Net additions to working
     capital(1)..........................    (3,200)    (3,300)    (3,400)    (3,900)   (3,800)
  Less: Capital expenditures.............    (3,834)    (3,935)    (3,936)    (3,937)   (3,938)
                                           --------   --------   --------   --------   -------
     Free cash flow......................  $   (183)  $    (33)  $    175   $  3,428   $19,679
                                           ========   ========   ========   ========   =======
          Cash flow growth...............                (81.9)%   (630.4)%   1859.3%    474.0%

                            EQUITY VALUATION MATRIX

                                                     YEAR 2003 NET INCOME EXIT MULTIPLE
                     DISCOUNT                        -----------------------------------
                      RATE(2)                          12.0X        12.5X        13.0X
                     --------                        ---------    ---------    ---------
19.0%                                                $110,418     $114,607     $118,796
19.5%                                                 108,133      112,235      116,337
20.0%                                                 105,903      109,921      113,938
                                                                               --------
AVERAGE VALUATION OF EQUITY................................................    $112,254
                                                                               --------

                       EQUITY VALUATION MATRIX PER SHARE

                                                     YEAR 2003 NET INCOME EXIT MULTIPLE
                     DISCOUNT                        -----------------------------------
                      RATE(2)                          12.0X        12.5X        13.0X
                     --------                        ---------    ---------    ---------
19.0%                                                $  20.79     $  21.58     $  22.37
19.5%                                                $  20.36     $  21.13     $  21.91
20.0%                                                $  19.94     $  20.70     $  21.45
                                                                               --------
AVERAGE VALUATION OF EQUITY PER SHARE(3)...................................    $  21.14
                                                                               --------

---------------

(1) Excluding cash and short-term debt.

(2) Discount rates are near estimates of the cost of equity.

(3) Based on 5,311 shares outstanding.

                            INVESTMENT BANKING GROUP

                       PROJECT AUSTIN -- PROJECTION MODEL
DISCOUNTED CASH FLOW ANALYSIS -- FREE CASH FLOW NET INCOME EXIT MULTIPLE METHOD
                             (NUMBERS IN THOUSANDS)

(Fiscal Year Ended August)
3/5/98 10:23 AM

                             1999              2000              2001              2002              2003
                        ---------------   ---------------   ---------------   ---------------   ---------------
Free Cash Flow........  $         (183)   $          (33)   $           175   $         3,428   $        19,679
                        ---------------   ---------------   ---------------   ---------------   ---------------
  Present Value of
    Free Cash Flows at
    20.0% Discount....            (152)              (23)               101             1,653             7,908
    Formula...........   CF(1)/(1+R)(1)    CF(2)/(1+R)(2)    CF(3)/(1+R)(3)    CF(4)/(1+R)(4)    CF(5)/(1+R)(5)

                                                                                                 YEAR TERMINAL
                                                                                                     VALUE
                                                                                                 BASED ON NET
                                                                                                  INCOME EXIT
                                                                                                   MULTIPLE
                                                                                                ---------------
Net Income............                                                                          $        19,993
Exit Multiple.........                                                                                     12.0x
                                                                                                ---------------
Terminal Value in
  2003................                                                                                  239,913
PV of Terminal
  Value...............                                                                                   96,416
                                                                                                    TV/(1+R)(5)
                        ---------------   ---------------   ---------------   ---------------   ---------------
  Present Value of All
    Cash Flow.........  $         (152)   $          (23)   $           101   $         1,653   $       104,324
                        ===============   ===============   ===============   ===============   ===============
Sum of All PV of Cash
  Flow equals.........  $       105,903
                        ---------------
        Valuation of
          Equity......  $       105,903
                        ---------------
        Per Share.....  $         19.94
                        ---------------

                            INVESTMENT BANKING GROUP

                       PROJECT AUSTIN -- PROJECTION MODEL
   DISCOUNTED FUTURE STOCK PRICE ANALYSIS -- NET INCOME EXIT MULTIPLE METHOD
                             (NUMBERS IN THOUSANDS)

(Fiscal Year Ended August)
March 5, 1998     10:23 AM

                                                 1999      2000      2001      2002      2003
                                                ------    ------    ------    ------    ------
Net income....................................  10,029    12,064    14,422    17,042    19,993
                                                ======    ======    ======    ======    ======

                            EQUITY VALUATION MATRIX

2003 NET INCOME
MULTIPLE ASSUMED        2003 NET INCOME        EQUITY VALUE
----------------        ---------------        ------------
     11.0x          X       $19,993        =     $219,920
     13.0x          X        19,993        =      259,906
     15.0x          X        19,993        =      299,891
     17.0x          X        19,993        =      339,877

            YEAR 2003 NET INCOME EXIT MULTIPLE
DISCOUNT   ------------------------------------
RATE(1)      12.0X        12.5X        13.0X
--------   ----------   ----------   ----------
 19.0%      $100,535     $104,724     $108,913
 19.5%      $ 98,450     $102,552     $106,654
 20.0%      $ 96,416     $100,433     $104,450
                                      --------
AVERAGE VALUATION OF EQUITY.........  $102,570
                                      ========

                       EQUITY VALUATION MATRIX PER SHARE

           YEAR ASSUMPTIONS NET INCOME EXIT MULTIPLE
DISCOUNT   ------------------------------------------
  RATE        12.0X          12.5X          13.0X
--------   ------------   ------------   ------------
 19.0%        $18.93         $19.72         $20.51
 19.5%        $18.54         $19.31         $20.08
 20.0%        $18.16         $18.91         $19.67
                                            ------
AVERAGE ..............................
  SHARE(2)                                  $19.31
                                            ======

---------------

(1) Discounted rates are near estimates of the cost of equity.

(2) Based on 5,311 shares outstanding.

                            INVESTMENT BANKING GROUP

                       PROJECT AUSTIN -- PROJECTION MODEL
   DISCOUNTED FUTURE STOCK PRICE ANALYSIS -- NET INCOME EXIT MULTIPLE METHOD
                             (NUMBERS IN THOUSANDS)

(Fiscal Year Ended August)
March 5, 1998     10:23 AM

                                                           1999      2000      2001      2002
                                                          ------    ------    ------    ------
Net income..............................................  10,029    12,064    14,422    17,042
                                                          ======    ======    ======    ======

                            EQUITY VALUATION MATRIX

2002 NET INCOME
MULTIPLE ASSUMED        2002 NET INCOME        EQUITY VALUE
----------------        ---------------        ------------
     11.0x          X       $17,042        =     $187,464
     13.0x          X        17,042        =      221,548
     15.0x          X        17,042        =      255,632
     17.0x          X        17,042        =      289,717

            YEAR 2002 NET INCOME EXIT MULTIPLE
DISCOUNT   ------------------------------------
RATE(1)      12.0X        12.5X        13.0X
--------   ----------   ----------   ----------
 19.0%      $101,981     $106,230     $110,479
 19.5%      $100,285     $104,463     $108,642
 20.0%      $ 98,624     $102,733     $106,842
                                      --------
AVERAGE VALUATION OF EQUITY.........  $104,475
                                      ========

                       EQUITY VALUATION MATRIX PER SHARE

            YEAR 2002 NET INCOME EXIT MULTIPLE
DISCOUNT   ------------------------------------
  RATE       12.0X        12.5X        13.0X
--------   ----------   ----------   ----------
 19.0%       $19.20       $20.00       $20.80
 19.5%       $18.88       $19.67       $20.46
 20.0%       $18.57       $19.34       $20.12
                                       ------
  AVERAGE VALUATION OF EQUITY PER
  SHARE(2)                             $19.67
                                       ======

---------------

(1) Discounted rates are near estimates of the cost of equity.

(2) Based on 5,311 shares outstanding.

                            INVESTMENT BANKING GROUP

                       PROJECT AUSTIN -- PROJECTION MODEL
   DISCOUNTED FUTURE STOCK PRICE ANALYSIS -- NET INCOME EXIT MULTIPLE METHOD
                             (NUMBERS IN THOUSANDS)

(Fiscal Year Ended August)
3/5/98 10:23 AM

                                                            1999      2000      2001
                                                           ------    ------    ------
Net income...............................................  10,029    12,064    14,422
                                                           ======    ======    ======

                            EQUITY VALUATION MATRIX

2001 NET INCOME
MULTIPLE ASSUMED        2001 NET INCOME        EQUITY VALUE
----------------        ---------------        ------------
     11.0x         X        $14,422       =      $158,642
     13.0x         X         14,422       =       187,485
     15.0x         X         14,422       =       216,329
     17.0x         X         14,422       =       245,173

            YEAR 2001 NET INCOME EXIT MULTIPLE
DISCOUNT   ------------------------------------
RATE(1)      12.0X        12.5X        13.0X
--------   ----------   ----------   ----------
 19.0%      $102,699     $106,978     $111,257
 19.5%      $101,415     $105,641     $109,866
 20.0%      $100,153     $104,326     $108,499
                                      --------
AVERAGE VALUATION OF EQUITY......     $105,648
                                      ========

                       EQUITY VALUATION MATRIX PER SHARE

           YEAR ASSUMPTIONS NET INCOME EXIT MULTIPLE
DISCOUNT   ------------------------------------------
  RATE        12.0X          12.5X          13.0X
--------   ------------   ------------   ------------
 19.0%        $19.34         $20.14         $20.95
 19.5%        $19.10         $19.89         $20.69
 20.0%        $18.86         $19.64         $20.43
                                            ------
      AVERAGE VALUATION OF EQUITY PER
SHARE(2).............................       $19.89
                                            ======

---------------

(1) Discounted rates are near estimates of the cost of equity.

(2) Based on 5,311 shares outstanding.

                            INVESTMENT BANKING GROUP

                       PROJECT AUSTIN -- PROJECTION MODEL
   DISCOUNTED FUTURE STOCK PRICE ANALYSIS -- NET INCOME EXIT MULTIPLE METHOD
                             (NUMBERS IN THOUSANDS)

(Fiscal Year Ended August)
3/5/98  10:23 AM

                                                               1999        2000
                                                              ------      ------
Net income..................................................  10,029      12,064
                                                              ======      ======

                            EQUITY VALUATION MATRIX

2000 NET INCOME
MULTIPLE ASSUMED        2000 NET INCOME        EQUITY VALUE
----------------        ---------------        ------------
     11.0x           X      $12,064         =    $132,701
     13.0x           X       12,064         =     156,828
     15.0x           X       12,064         =     180,956
     17.0x           X       12,064         =     205,082

            YEAR 2000 NET INCOME EXIT MULTIPLE
DISCOUNT   ------------------------------------
RATE(1)      12.0X        12.5X        13.0X
--------   ----------   ----------   ----------
 19.0%      $102,228     $106,487     $110,747
 19.5%      $101,374     $105,598     $109,822
 20.0%      $100,531     $104,720     $108,909
                                      --------
AVERAGE VALUATION OF EQUITY......     $105,602
                                      ========

                       EQUITY VALUATION MATRIX PER SHARE

           YEAR ASSUMPTIONS NET INCOME EXIT MULTIPLE
DISCOUNT   ------------------------------------------
RATE(1)       12.0X          12.5X          13.0X
--------   ------------   ------------   ------------
 19.0%        $19.25         $20.05         $20.85
 19.5%        $19.09         $19.88         $20.68
 20.0%        $18.93         $19.72         $20.51
                                            ------
AVERAGE VALUATION OF EQUITY PER
SHARE(2)..............................      $19.89
                                            ======

---------------

(1) Discounted rates are near estimates of the cost of equity.

(2) Based on 5,311 shares outstanding.

                            INVESTMENT BANKING GROUP

                       PROJECT AUSTIN -- PROJECTION MODEL
   DISCOUNTED FUTURE STOCK PRICE ANALYSIS -- NET INCOME EXIT MULTIPLE METHOD
                             (NUMBERS IN THOUSANDS)

(Fiscal Year Ended August)
3/5/98  10:23 AM

                                                               1999
                                                              -------
Net income..................................................  $10,029
                                                              =======

                            EQUITY VALUATION MATRIX

1999 NET INCOME
MULTIPLE ASSUMED        1999 NET INCOME        EQUITY VALUE
----------------        ---------------        ------------
     11.0x           X      $10,029         =    $110,317
     13.0x           X       10,029         =     130,375
     15.0x           X       10,029         =     150,432
     17.0x           X       10,029         =     170,490

           YEAR 1999 NET INCOME EXIT MULTIPLE
DISCOUNT   ----------------------------------
RATE(1)      12.0X       12.5X       13.0X
--------   ----------  ----------  ----------
19.0%       $101,131    $105,345    $109,559
19.5%       $100,708    $104,904    $109,100
20.0%       $100,288    $104,467    $108,646
                                    --------
AVERAGE VALUATION OF EQUITY.......  $104,905
                                    --------

                       EQUITY VALUATION MATRIX PER SHARE

            YEAR ASSUMPTIONS NET INCOME EXIT MULTIPLE
DISCOUNT   -------------------------------------------
  RATE         12.0X          12.5X          13.0X
--------   -------------  -------------  -------------
19.0%         $19.04         $19.84         $20.63
19.5%         $18.96         $19.75         $20.54
20.0%         $18.88         $19.67         $20.46
                                            ------
AVERAGE VALUATION OF EQUITY PER SHARE(2)..  $19.75
                                            ------

---------------

(1) Discounted rates are near estimates of the cost of equity.

(2) Based on 5,311 shares outstanding.

                            INVESTMENT BANKING GROUP

                                     AUSTIN
                CALCULATION OF WEIGHTED AVERAGE COST OF CAPITAL
                          (IN 000'S EXCEPT PER SHARE)

 Weighted Average Cost of Capital (WACC) = (Equity % of Capitalization)(Cost of
                                    Equity)
                   + (Debt % of Capitalization)(Cost of Debt)
                   85.0% Equity (18.99%) + 15.0% Debt (4.36%)
                                     16.79%

                  COST OF EQUITY                                   DATA USED
                  --------------                                   ---------
                                                           Capital Asset
       Cost of Equity  = R(l) + B (R(m) - R(l))            Pricing Model  (a)
                                                         5 Year Treasury
       Risk Free Rate  = R(l)                                      Yield  = 5.70%(b)
 Beta of Common Stock  = B                                   Austin Beta  = 1.10(c)
                                                            Common Stock
                                                            Returns over
                                                         Int.-term Gov't
  Market Risk Premium  = (R(m) - R(l))                             Bonds  = 8.90%(d)
                                                         Micro-Cap Stock
       Cost of Equity  = 5.7% + 1.10*(8.9%) + 3.5%               Premium  = 3.50%
                                                            Cost of Debt  = (1-T)*R(l)(e)
       COST OF EQUITY  = 18.99%                             COST OF DEBT  = 4.36%

Capitalization(f) = $104,973 of Market Equity + $18,503 of Long Term Debt =
                    $123,476
                  = 85.01% Equity + 14.99% Debt
---------------

(a) The Capital Asset Pricing Model states that the return on an asset or security is equal to the risk free return (i.e., Treasury Bonds) plus a risk premium.

(b)  5 Year Treasury as of 3/4/98.

(c) Beta of 1.1 is based on monthly volatility for two years as compared to the S&P 500.

(d) Intermediate horizon risk premium of 8.9%, as calculated by Ibbotson & Sinquefield, 1995. Includes an additional Micro-Cap Stock Premium of 3.5%.

(e)  Interest cost of 7.27%, tax adjusted at 40.00%.

(f) Austin's debt balance represents the average total debt over the life of the Company's five-year forecast.

                            INVESTMENT BANKING GROUP

                      AUSTIN -- LEVERAGED BUYOUT ANALYSIS
                              TRANSACTION SUMMARY
                                  ($S IN 000S)

                                                                           % OF
USES OF FUNDS:                                                 AMOUNT     CAPITAL
--------------                                                --------    -------
Offer for equity (to cash out owner)........................  $109,929      63.3%
Debt to be refinanced.......................................    54,698      31.5%
Cash........................................................     3,000       1.7%
Transaction fees & expenses.................................     6,000       3.5%
                                                              --------     -----
  Total Uses of Funds.......................................  $173,627     100.0%
                                                              ========     =====

                              PROPOSED OFFER PRICE

                                     $20.70

                                                           INTEREST                % OF
SOURCES OF FUNDS:                                            RATE      AMOUNT     CAPITAL
-----------------                                          --------   --------    -------
Revolver.................................................     8.80%   $      0       0.0%
Senior sub-debt..........................................    10.00%    100,000      57.6%
Senior term loan.........................................     8.80%     25,000      14.4%
Preferred Stock..........................................    12.00%     20,000      11.5%
Management equity -- Common Stock........................               28,627      16.5%
                                                                      --------     -----
          Total Sources of Funds.........................             $173,627     100.0%
                                                                      ========     =====

                          FIVE YEAR IRR @ 6.25X EBITDA

                                                              OWNERSHIP %    RETURN
                                                              -----------    ------
Preferred Stock.............................................      16%         25.0%
Management equity -- Common Stock...........................      84%         36.9%

                         TRANSACTION SUMMARY STATISTICS

Transaction value

FISCAL YEAR END AUG.:                                         1998
---------------------                                         -----
Transaction value/EBIT......................................  9.70x
Transaction value/EBITDA....................................  6.68x
Transaction value/Sales.....................................   .90x

                              GOODWILL CALCULATION

Purchase price of equity....................................  $109,929
Plus: Transaction fees......................................         0
Less: Book value acquired...................................    59,355
Less: Assumed asset write-up
Less: Deferred income taxes.................................         0
                                                              --------
Book goodwill...............................................  $ 50,574(a)
                                                              ========

---------------

(a)  Based on 5,310,579 shares outstanding as of 1/6/98.

(b) Transaction fees are amortized separately and therefore are excluded from book goodwill.

                            INVESTMENT BANKING GROUP

                      AUSTIN -- LEVERAGED BUYOUT ANALYSIS
           ASSUMPTIONS SUMMARY, KEY RATIOS AND AMORTIZATION SCHEDULE
                                  ($S IN 000S)

Transaction Assumptions
  $173,627 Transaction value

                                                              PROJECTED FISCAL YEAR ENDED AUGUST
                                       PROFORMA          --------------------------------------------
                                       1998(1)             1999              2000              2001
                                       --------          --------          --------          --------
Key Ratios:
EBIT/interest expense................      1.5x               1.8x              2.2x              2.7x
(EBIT -- cap ex)/interest expense....      1.5x               1.4x              1.8x              2.3x
EBITDA/interest expense..............      2.2x               2.5x              3.0x              3.6x
(EBITDA -- cap ex)/interest
  expense............................      2.2x               2.2x              2.6x              3.2x
(EBITDA -- change in working cap-cap
  ex)/interest expense...............                         1.9x              2.3x              2.9x
Senior debt/EBITDA...................      3.8x               3.3x              2.7x              2.2x
                                       --------          --------          --------          --------
Total debt/EBITDA....................      4.8x               4.1x              3.5x              2.9x
Capitalization:
  Senior debt........................  $100,000    58%   $ 90,677    53%   $ 82,364    49%   $ 71,704
  Other debt.........................    25,000    14%     25,000    15%     25,000    15%     25,000
                                       --------          --------          --------          --------
  Total debt.........................   125,000    72%    115,677    68%    107,364    64%     96,704
  Equity.............................    48,627    28%     53,874    32%     61,362    36%     71,329
                                       --------          --------          --------          --------
  Total capitalization...............  $173,627   100%   $169,551   100%   $168,726   100%   $168,033
Amortization:
Senior sub-debt retired annually.....                      14,286            14,286            14,286
Senior term loan retired annually....                          --                --                --
Sub-debt retired annually............                          --                --                --
Other notes retired annually.........                          --                --                --
Goodwill amortization over 15
  years..............................                    $  4,186          $  4,186          $  4,186
Fee amortization over 10 years.......                    $    600          $    600          $    600

                                          PROJECTED FISCAL YEAR ENDED AUGUST
                                       ----------------------------------------
                                                2002              2003
                                              --------          --------
Key Ratios:
EBIT/interest expense................              3.5x              4.7x
(EBIT -- cap ex)/interest expense....              3.0x              4.2x
EBITDA/interest expense..............              4.5x              6.0x
(EBITDA -- cap ex)/interest
  expense............................              4.0x              5.4x
(EBITDA -- change in working cap-cap
  ex)/interest expense...............              3.6x              4.9x
Senior debt/EBITDA...................              1.7x              1.2x
                                              --------          --------
Total debt/EBITDA....................              2.3x              1.8x
Capitalization:
  Senior debt........................   43%   $ 59,036    35%   $ 43,104    26%
  Other debt.........................   15%     25,000    15%     25,000    15%
                                              --------          --------
  Total debt.........................   58%     84,036    50%     68,104    41%
  Equity.............................   42%     83,856    50%     99,587    59%
                                              --------          --------
  Total capitalization...............  100%   $167,892   100%   $167,692   100%
Amortization:
Senior sub-debt retired annually.....           14,286            14,286
Senior term loan retired annually....               --                --
Sub-debt retired annually............               --                --
Other notes retired annually.........               --                --
Goodwill amortization over 15
  years..............................         $  4,186          $  4,186
Fee amortization over 10 years.......         $    600          $    600

---------------

(1) Adjusted to show historical operating results with proforma interest expense and proforma capitalization.

                            INVESTMENT BANKING GROUP

                      AUSTIN -- LEVERAGED BUYOUT ANALYSIS
                          PROJECTED INCOME STATEMENTS
                                  ($S IN 000S)

                                               HISTORICAL   ESTIMATED            PROJECTED FISCAL YEAR ENDED AUGUST
                                               ----------   ---------   ----------------------------------------------------
                                                  1997        1998        1999       2000       2001       2002       2003
                                               ----------   ---------   --------   --------   --------   --------   --------
Revenues.....................................   $175,835    $193,391    $207,846   $223,500   $239,900   $257,562   $276,160
  % growth...................................                   10.0%        7.5%       7.5%       7.3%       7.4%       7.2%
Cost of sales................................   $125,732    $138,952    $149,319   $160,546   $172,085   $184,850   $197,826
  % of revenue...............................       71.5%       71.9%       71.8%      71.8%      71.7%      71.8%      71.6%
                                                --------    --------    --------   --------   --------   --------   --------
Gross profit.................................   $ 50,103    $ 54,439    $ 58,527   $ 62,954   $ 67,815   $ 72,712   $ 78,334
  gross margin...............................       28.5%       28.1%       28.2%      28.2%      28.3%      28.2%      28.4%
General and administrative...................   $  8,855    $ 10,513    $ 10,477   $ 11,003   $ 11,549   $ 12,116   $ 12,661
  % of revenue...............................        5.0%        5.4%        5.0%       4.9%       4.8%       4.7%       4.6%
Sales and marketing..........................     18,119      17,951      18,732     19,783     20,900     22,088     23,163
  % of revenue...............................       10.3%        9.3%        9.0%       8.9%       8.7%       8.6%       8.4%
Restructuring and unusual charges............      1,816          --          --         --         --         --         --
  % of revenue...............................        1.0%
Other operating expenses.....................         --          --          --         --         --         --         --
  % of revenue...............................
                                                --------    --------    --------   --------   --------   --------   --------
    Total operating expenses.................   $ 28,790    $ 28,464    $ 29,209   $ 30,786   $ 32,449   $ 34,204   $ 35,824
  % of revenue...............................       16.4%       14.7%       14.1%      13.8%      13.5%      13.3%      13.0%
  EBITDA.....................................   $ 21,313    $ 25,975    $ 29,318   $ 32,168   $ 35,366   $ 38,508   $ 42,510
  % of revenue...............................       12.1%       13.4%       14.1%      14.4%      14.7%      15.0%      15.4%
Depreciation.................................   $  4,270    $  3,960    $  3,934   $  3,935   $  3,936   $  3,937   $  3,938
Goodwill amortization........................      3,885       4,121       4,186      4,186      4,186      4,186      4,186
Transaction fee amortization.................         --          --         600        600        600        600        600
                                                --------    --------    --------   --------   --------   --------   --------
    Total depreciation & amortization........   $  8,155    $  8,081    $  8,720   $  8,721   $  8,722   $  8,723   $  8,724
  % of revenue...............................        4.6%        4.2%        4.2%       3.9%       3.6%       3.4%       3.2%
                                                --------    --------    --------   --------   --------   --------   --------
  EBIT.......................................   $ 13,158    $ 17,894    $ 20,598   $ 23,447   $ 26,644   $ 29,785   $ 33,786
  % of revenue...............................        7.5%        9.3%        9.9%      10.5%      11.1%      11.6%      12.2%
  Capital expenditures.......................                           $  3,834   $  3,935   $  3,936   $  3,937   $  3,938
  % of revenue...............................                                1.8%       1.8%       1.6%       1.5%       1.4%

                            INVESTMENT BANKING GROUP

                      AUSTIN -- LEVERAGED BUYOUT ANALYSIS
                            PROJECTED BALANCE SHEETS
                                  ($S IN 000S)

                                           HISTORICAL ESTIMATED           PROJECTED FISCAL YEAR ENDED AUG.
                                           ---------------------   -----------------------------------------------
                                             1997        1998       1999      2000      2001      2002      2003
                                           ---------   ---------   -------   -------   -------   -------   -------
EBIT.....................................   $13,158     $17,894    $20,598   $23,447   $26,644   $29,785   $33,786
Interest expense:
  Revolver...............................        --          --        218       700     1,122     1,353     1,351
  Senior sub-debt........................        --          --      9,286     7,857     6,429     5,000     3,571
  Sub-debt...............................        --          --         --        --        --        --        --
  Cap. lease oblg........................        --          --         --        --        --        --        --
                                            -------     -------    -------   -------   -------   -------   -------
Total interest expense...................     3,002       4,200     11,704    10,757     9,750     8,553     7,123
Home office expense......................        --          --         --        --        --        --        --
Discontinued operations expenses.........     4,820          --         --        --        --        --        --
Extraordinary loss from debt
  extinguishment.........................       241          --         --        --        --        --        --
                                            -------     -------    -------   -------   -------   -------   -------
Other expenses (income)..................     8,063          --
Minority interest........................        --          --         --        --        --        --        --
Pre-tax income...........................     5,095      13,694      8,894    12,690    16,894    21,232    26,663
Provision (benefit) for income taxes.....     4,091       5,615      3,647     5,203     6,926     8,705    10,932
                                            -------     -------    -------   -------   -------   -------   -------
Net income...............................   $ 1,004     $ 8,079    $ 5,247   $ 7,487   $ 9,967   $12,527   $15,731
                                            =======     =======    =======   =======   =======   =======   =======
Preferred dividends......................        --          --      2,400     2,688     3,011     3,372     3,776
                                            -------     -------    -------   -------   -------   -------   -------
Net income to common.....................   $ 1,004     $ 8,079    $ 2,847   $ 4,799   $ 6,957   $ 9,155   $11,955
                                            -------     -------    -------   -------   -------   -------   -------

                            INVESTMENT BANKING GROUP

                      AUSTIN -- LEVERAGED BUYOUT ANALYSIS
                            PROJECTED BALANCE SHEETS
                                  ($S IN 000S)

                                           ESTIMATED                            PROFORMA
                                           AUG. 1998        ADJUSTMENTS         AUG. 1998
                                          -----------   --------------------   -----------
ASSETS
Cash and equivalents....................   $  1,000     $       0   $  3,000    $  4,000
Short-term investments..................         --            --         --          --
Accounts receivable.....................     26,336            --         --      26,336
Inventories.............................     34,821            --         --      34,821
Income taxes receivable.................        598            --         --         598
Other receivables.......................        773            --         --         773
Prepaid expenses and other current
  assets................................      2,672            --         --       2,672
                                           --------     ---------   --------    --------
Total current assets....................     66,200            --      3,000      69,200
Land....................................        478            --         --         478
Gross plant and equip...................     37,971            --         --      37,971
Accumulated depreciation................    (16,849)           --         --     (16,849)
                                           --------     ---------   --------    --------
Net P,P&E...............................     21,600            --         --      21,600
Goodwill, net of accumulated
  amortization..........................     34,888            --     50,574      85,462
Transaction fee & expenses..............         --            --      6,000       6,000
Other intangible assets.................      8,165            --         --       8,165
Deferred income taxes and other
  assets................................      4,200            --         --       4,200
                                           --------     ---------   --------    --------
  Total assets..........................   $135,053     $       0   $ 59,574    $194,627
                                           ========     =========   ========    ========
LIABILITIES & EQUITY
Current maturities & short-term debt....   $      0     $       0   $      0    $      0
Trade accounts payable..................     10,442            --         --      10,442
Accrued liabilities.....................     10,347            --         --      10,347
Current portion of lease obligation.....        211            --         --         211
                                           --------     ---------   --------    --------
Total current liabilities...............     21,000            --         --      21,000
Long term debt
  Revolver..............................      2,098        (2,098)        --          --
  Senior sub-debt.......................     39,600       (39,600)   100,000     100,000
  Senior term loan......................     13,000       (13,000)    25,000      25,000
  Sub-debt..............................         --            --         --          --
  Other notes...........................         --            --         --          --
  Cap. lease oblg.......................         --            --         --          --
                                           --------     ---------   --------    --------
    Total debt..........................     54,698       (54,698)   125,000     125,000
    Less current portion................         --            --         --          --
                                           --------     ---------   --------    --------
  Total long-term debt..................     54,698       (54,698)   125,000     125,000
                                           --------     ---------   --------    --------
Total liabilities.......................     75,698       (54,698)   125,000     146,000
Preferred stock.........................         --            --     20,000      20,000
Common stock............................     22,858       (22,858)    28,627      28,627
Unrealized gain (loss) on marketable
  securities............................     21,949       (21,949)        --          --
Retained earnings.......................     14,548       (14,548)        --          --
                                           --------     ---------   --------    --------
Total stockholders' equity..............     59,355       (59,355)    48,627      48,627
                                           --------     ---------   --------    --------
  Total liabilities & equity............   $135,053     ($114,053)  $173,627    $194,627
                                           ========     =========   ========    ========

                                                   PROJECTED FISCAL YEAR ENDED AUGUST
                                          ----------------------------------------------------
                                            1999       2000       2001       2002       2003
                                          --------   --------   --------   --------   --------
ASSETS
Cash and equivalents....................  $  1,000   $  1,000   $  1,000   $  1,000   $  1,000
Short-term investments..................        --         --         --         --         --
Accounts receivable.....................    28,032     29,931     31,910     34,051     36,232
Inventories.............................    37,064     39,574     42,191     45,021     47,905
Income taxes receivable.................       636        679        724        773        822
Other receivables.......................       823        879        937      1,000      1,064
Prepaid expenses and other current
  assets................................     2,845      3,037      3,238      3,455      3,677
                                          --------   --------   --------   --------   --------
Total current assets....................    70,400     75,100     80,000     85,300     90,700
Land....................................       478        478        478        478        478
Gross plant and equip...................    41,805     45,740     49,676     53,613     57,551
Accumulated depreciation................   (20,783)   (24,718)   (28,654)   (32,591)   (36,529)
                                          --------   --------   --------   --------   --------
Net P,P&E...............................    21,500     21,500     21,500     21,500     21,500
Goodwill, net of accumulated
  amortization..........................    81,276     77,090     72,904     68,718     64,532
Transaction fee & expenses..............     5,400      4,800      4,200      3,600      3,000
Other intangible assets.................     8,775      9,436     10,129     10,874     11,660
Deferred income taxes and other
  assets................................     4,200      4,200      4,200      4,200      4,200
                                          --------   --------   --------   --------   --------
  Total assets..........................  $191,551   $192,126   $192,933   $194,192   $195,592
                                          ========   ========   ========   ========   ========
LIABILITIES & EQUITY
Current maturities & short-term debt....  $      0   $      0   $      0   $      0   $      0
Trade accounts payable..................    11,050     11,753     12,506     13,210     14,013
Accrued liabilities.....................    10,950     11,647     12,394     13,090     13,887
Current portion of lease obligation.....        --         --         --         --         --
                                          --------   --------   --------   --------   --------
Total current liabilities...............    22,000     23,400     24,900     26,300     27,900
Long term debt
  Revolver..............................     4,963     10,936     14,561     16,179     14,533
  Senior sub-debt.......................    85,714     71,429     57,143     42,857     28,571
  Senior term loan......................    25,000     25,000     25,000     25,000     25,000
  Sub-debt..............................        --         --         --         --         --
  Other notes...........................        --         --         --         --         --
  Cap. lease oblg.......................        --         --         --         --         --
                                          --------   --------   --------   --------   --------
    Total debt..........................   115,677    107,364     96,704     84,036     68,104
    Less current portion................        --         --         --         --         --
                                          --------   --------   --------   --------   --------
  Total long-term debt..................   115,677    107,364     96,704     84,036     68,104
                                          --------   --------   --------   --------   --------
Total liabilities.......................   137,677    130,764    121,604    110,336     96,004
Preferred stock.........................    22,400     25,088     28,099     31,470     35,247
Common stock............................    28,627     28,627     28,627     28,627     28,627
Unrealized gain (loss) on marketable
  securities............................        --         --         --         --         --
Retained earnings.......................     2,847      7,647     14,603     23,759     35,714
                                          --------   --------   --------   --------   --------
Total stockholders' equity..............    53,874     61,362     71,329     83,856     99,587
                                          --------   --------   --------   --------   --------
  Total liabilities & equity............  $191,551   $192,126   $192,933   $194,192   $195,592
                                          ========   ========   ========   ========   ========

                            INVESTMENT BANKING GROUP

                      AUSTIN -- LEVERAGED BUYOUT ANALYSIS
                                   CASH FLOW
                                 ($'S IN 000S)

                                                       PROJECTED FISCAL YEAR ENDED AUGUST
                                              ----------------------------------------------------
                                                1999       2000       2001       2002       2003
                                              --------   --------   --------   --------   --------
Net Income..................................  $  5,247   $  7,487   $  9,967   $ 12,527   $ 15,731
  Add: Depreciation & amortization..........     3,934      3,935      3,936      3,937      3,938
  Add: Goodwill amortization................     4,186      4,186      4,186      4,186      4,186
  Add: Fee amortization.....................       600        600        600        600        600
  Add: Minority interest....................        --         --         --         --         --
  Add: PIK Dividend.........................     2,400      2,688      3,011      3,372      3,776
  Add: Dividend.............................    (2,400)    (2,688)    (3,011)    (3,372)    (3,776)
                                              --------   --------   --------   --------   --------
Total Sources...............................  $ 13,967   $ 16,208   $ 18,689   $ 21,250   $ 24,455
  Less: Changes in other long-term assets &
     liabilities............................      (610)      (661)      (692)      (746)      (785)
  Less: Change in working capital...........    (3,200)    (3,300)    (3,400)    (3,900)    (3,800)
  Less: Capital expenditures (Net of
     dispos.)...............................    (3,834)    (3,935)    (3,936)    (3,937)    (3,938)
                                              --------   --------   --------   --------   --------
Total Uses..................................  ($ 7,644)  ($ 7,896)  ($ 8,028)  ($ 8,583)  ($ 8,523)
                                              --------   --------   --------   --------   --------
TOTAL FREE CASH FLOW BEFORE FINANCING.......  $  6,323   $  8,312   $ 10,661   $ 12,667   $ 15,932
REPAYMENT/ BORROWING OF DEBT
Revolver....................................     4,963      5,973      3,625      1,618     (1,646)
Senior sub-debt.............................   (14,286)   (14,286)   (14,286)   (14,286)   (14,286)
Senior term loan............................        --         --         --         --         --
Sub-debt....................................        --         --         --         --         --
Other notes.................................        --         --         --         --         --
Cap. lease oblg.............................        --         --         --         --         --
                                              --------   --------   --------   --------   --------
Total Debt (Repayments)/ Borrowing..........  ($ 9,323)  ($ 8,312)  ($10,661)  ($12,667)  ($15,932)
CHANGE IN CASH BALANCE......................  ($ 3,000)  $      0   $      0   $      0   $      0

                            INVESTMENT BANKING GROUP

                      AUSTIN -- LEVERAGED BUYOUT ANALYSIS
                          WORKING CAPITAL ASSUMPTIONS
                                 ($'S IN 000S)

                                  ESTIMATED                            PROFORMA         PROJECTED FISCAL YEAR ENDED AUGUST
                              -----------------                         AUGUST    -----------------------------------------------
                               1997      1998        ADJUSTMENTS         1998      1999      2000      2001      2002      2003
                              -------   -------   -----------------    --------   -------   -------   -------   -------   -------
Accounts receivable.........  $24,282   $26,336        --        --    $26,336    $28,032   $29,931   $31,910   $34,051   $36,232
  % of sales................     13.8%     13.6%                          13.6%      13.5%     13.4%     13.3%     13.2%     13.1%
Inventories.................  $32,105   $34,821        --        --    $34,821    $37,064   $39,574   $42,191   $45,021   $47,905
  % of sales................     18.3%     18.0%                          18.0%      17.8%     17.7%     17.6%     17.5%     17.3%
Income taxes receivable.....  $   551   $   598        --        --    $   598    $   636   $   679   $   724   $   773   $   822
  % of sales................      0.3%      0.3%                           0.3%       0.3%      0.3%      0.3%      0.3%      0.3%
Other receivables...........  $   713   $   773        --        --    $   773    $   823   $   879   $   937   $ 1,000   $ 1,064
  % of sales................      0.4%      0.4%                           0.4%       0.4%      0.4%      0.4%      0.4%      0.4%
Prepaid expenses and other
  current assets............  $ 2,464   $ 2,672        --        --    $ 2,672    $ 2,845   $ 3,037   $ 3,238   $ 3,455   $ 3,677
  % of sales................      1.4%      1.4%                           1.4%       1.4%      1.4%      1.3%      1.3%      1.3%
                              -------   -------   -------   -------    -------    -------   -------   -------   -------   -------
TOTAL CURRENT ASSETS,
  EXCLUDING CASH............            $65,200        --        --    $65,200    $69,400   $74,100   $79,000   $84,300   $89,700
  % of sales................      0.0%     33.7%                          33.7%      33.4%     33.2%     32.9%     32.7%     32.5%
Trade accounts payable......  $11,299   $10,442        --        --    $10,442    $11,050   $11,753   $12,506   $13,210   $14,013
  % of sales................      6.4%      5.4%                           5.4%       5.3%      5.3%      5.2%      5.1%      5.1%
Accrued liabilities.........  $11,197   $10,347        --        --    $10,347    $10,950   $11,647   $12,394   $13,090   $13,887
  % of sales................      6.4%      5.4%                           5.4%       5.3%      5.2%      5.2%      5.1%      5.0%
Current portion of lease
  obligation................  $   481   $   211        --        --    $   211    $     0   $     0   $     0   $     0   $     0
  % of sales................      0.3%      0.1%                           0.1%       0.0%      0.0%      0.0%      0.0%      0.0%
                              -------   -------   -------   -------    -------    -------   -------   -------   -------   -------
TOTAL CURRENT LIABILITIES
  EXCLUDING S-T DEBT........            $21,000        --        --    $21,000    $22,000   $23,400   $24,900   $26,300   $27,900
  % of sales................      0.0%     10.9%                          10.9%      10.6%     10.5%     10.4%     10.2%     10.1%
Net non-cash working
  capital...................            $44,200                        $44,200    $47,400   $50,700   $54,100   $58,000   $61,800
  % of sales................      0.0%     22.9%                          22.9%      22.8%     22.7%     22.6%     22.5%     22.4%
Change in non-cash working
  capital...................                                                      $ 3,200   $ 3,300   $ 3,400   $ 3,900   $ 3,800

                            INVESTMENT BANKING GROUP

                      AUSTIN -- LEVERAGED BUYOUT ANALYSIS
                                RETURNS ANALYSIS
                                 ($0S IN 000S)

                                                           PROJECTED RETURNS ON MANAGEMENT EQUITY
                                                    ----------------------------------------------------
                                                                     YEAR ENDING AUGUST
                                                    ----------------------------------------------------
                                                      1999       2000       2001       2002       2003
                                                    --------   --------   --------   --------   --------
TOTAL CAPITALIZATION AS A MULTIPLE OF EBITDA
    5.50x.........................................  $161,249   $176,924   $194,513   $211,794   $233,805
    5.75x.........................................   168,579    184,966    203,355    221,421    244,433
    6.00x.........................................   175,908    193,008    212,196    231,048    255,060
    6.25x.........................................   183,238    201,050    221,038    240,675    265,688
LESS: TOTAL DEBT (NET OF CASH)(1).................   137,077    131,452    123,802    114,507    102,351
VALUE OF EQUITY
    5.50x.........................................  $ 24,172   $ 45,472   $ 70,711   $ 97,287   $131,454
    5.75x.........................................    31,502     53,514     79,552    106,914    142,082
    6.00x.........................................    38,831     61,556     88,394    116,541    152,709
    6.25x.........................................    46,161     69,598     97,235    126,168    163,337
RETURNS ANALYSIS
  28,627
OWNERSHIP PERCENTAGE..............................     84.2%      84.2%      84.2%      84.2%      84.2%
IRR ASSUMING EBITDA MULTIPLES OF:
    5.50x.........................................    (28.9%)     15.6%      27.6%      30.1%      31.1%
    5.75x.........................................     (7.3%)     25.5%      32.8%      33.2%      33.1%
    7.1x 6.00x....................................     14.2%      34.6%      37.5%      36.1%      35.0%
    6.25x.........................................     35.8%      43.1%      41.9%      38.8%      36.9%

---------------

(1) Includes the repayment of preferred stock.

                            INVESTMENT BANKING GROUP

                      AUSTIN -- LEVERAGED BUYOUT ANALYSIS
                                RETURNS ANALYSIS
                                 ($0S IN 000S)

                                                 PROJECTED RETURNS ON PREFERRED EQUITY
                                          ----------------------------------------------------
                                                           YEAR ENDING AUGUST
                                          ----------------------------------------------------
                                            1999       2000       2001       2002       2003
                                          --------   --------   --------   --------   --------
TOTAL CAPITALIZATION AS A MULTIPLE OF
  EBITDA
     5.50x..............................  $161,249   $176,924   $194,513   $211,794   $233,805
     5.75x..............................   168,579    184,966    203,355    221,421    244,433
     6.00x..............................   175,908    193,008    212,196    231,048    255,060
     6.25x..............................   183,238    201,050    221,038    240,675    265,688
LESS: TOTAL DEBT (NET OF CASH)(1).......   137,077    131,452    123,802    114,507    102,351
VALUE OF EQUITY
     5.50x..............................  $ 24,172   $ 45,472   $ 70,711   $ 97,287   $131,454
     5.75x..............................    31,502     53,514     79,552    106,914    142,082
     6.00x..............................    38,831     61,556     88,394    116,541    152,709
     6.25x..............................    46,161     69,598     97,235    126,168    163,337
                                                                       BALANCE AT YEAR END:(2)
                                          ----------------------------------------------------

RETURNS ANALYSIS
     20,000.............................    22,400     25,088     28,099     31,470     35,247
OWNERSHIP PERCENTAGE....................     15.8%      15.8%      15.8%      15.8%      15.8%
IRR ASSUMING EBITDA MULTIPLES OF:
     5.50x..............................     31.1%      27.0%      25.2%      23.7%      22.9%
     5.75x..............................     36.9%      29.5%      26.7%      24.7%      23.6%
     6.00x..............................     42.7%      31.9%      28.1%      25.7%      24.3%
     6.25x..............................     48.5%      34.3%      29.5%      26.6%      25.0%

---------------

(1) Includes the repayment of preferred stock.

(2) Includes PIK Dividends

                            INVESTMENT BANKING GROUP

             AUSTIN -- LEVERAGED BUYOUT ANALYSIS -- MAXIMIZED PRICE
                              TRANSACTION SUMMARY
                                  ($S IN 000S)

                                                                           % OF
                       USES OF FUNDS:                          AMOUNT     CAPITAL
                       --------------                         --------    -------
Offer for equity (to cash out owner)........................  $111,645      63.7%
Debt to be refinanced.......................................    54,698      31.2%
Cash........................................................     3,000       1.7%
Transaction fees & expenses.................................     6,000       3.4%
                                                              --------     -----
          Total Uses of Funds...............................  $175,343     100.0%
                                                              ========     =====

                              PROPOSED OFFER PRICE

                                     $21.00

                                                          INTEREST                 % OF
                   SOURCES OF FUNDS:                        RATE       AMOUNT     CAPITAL
                   -----------------                      --------    --------    -------
Revolver................................................    8.80%     $      0       0.0%
Senior sub-debt.........................................   10.00%      100,000      57.0%
Senior term loan........................................    8.80%       25,000      14.3%
Preferred Stock.........................................   12.00%       20,000      11.4%
Management equity -- Common Stock.................................      30,343      17.3%
                                                                      --------     -----
          Total Sources of Funds..................................    $175,343     100.0%
                                                                      ========     =====

                          FIVE YEAR IRR @ 6.25X EBITDA

                                                              OWNERSHIP %    RETURN
                                                              -----------    ------
Preferred Stock.............................................      16%        25.0%
Management equity -- Common Stock...........................      84%        35.3%

                         TRANSACTION SUMMARY STATISTICS

                     TRANSACTION VALUE
                   FISCAL YEAR END AUGUST                       1998
                   ----------------------                       -----
Transaction value/EBIT......................................    9.80x
Transaction value/EBITDA....................................    6.75x
Transaction value/Sales.....................................     .91x

                              GOODWILL CALCULATION

Purchase price of equity....................................     111,645
Plus: Transaction fees......................................           0
Less: Book value acquired...................................      59,355
Less: Assumed asset write-up
Less: Deferred income taxes.................................           0
                                                                --------
Book goodwill...............................................    $ 52,290(a)
                                                                ========

---------------

(a)  Based on 5,316,446 shares outstanding as of 1/6/98.

(b) Transaction fees are amortized separately and therefore are excluded from book goodwill.

                            INVESTMENT BANKING GROUP

             AUSTIN -- LEVERAGED BUYOUT ANALYSIS -- MAXIMIZED PRICE
           ASSUMPTIONS SUMMARY, KEY RATIOS AND AMORTIZATION SCHEDULE
                                  ($S IN 000S)

Transaction Assumptions
  $175,343 Transaction value

                                                              PROJECTED FISCAL YEAR ENDED AUGUST
                                       PROFORMA          --------------------------------------------
                                       1998(1)             1999              2000              2001
                                       --------          --------          --------          --------
Key Ratios:
  EBIT/interest expense..............      1.5x               1.8x              2.2x              2.7x
  (EBIT -- cap ex)/interest
    expense..........................      1.5x               1.4x              1.8x              2.3x
  EBITDA/interest expense............      2.2x               2.5x              3.0x              3.6x
  (EBITDA -- cap ex)/interest
    expense..........................      2.2x               2.2x              2.6x              3.2x
  (EBITDA -- change in working cap --
    cap ex)/interest expense.........                         1.9x              2.3x              2.9x
  Senior debt/EBITDA.................      3.8x               3.3x              2.7x              2.2x
  Total debt/EBITDA..................      4.8x               4.1x              3.5x              2.9x
Capitalization:
  Senior debt........................  $100,000    57%   $ 90,677    53%   $ 82,364    48%   $ 71,704
  Other debt.........................   25,000     14%     25,000    15%     25,000    15%     25,000
                                       --------   ----   --------   ----   --------   ----   --------
  Total debt.........................  125,000     71%    115,677    68%    107,364    63%     96,704
  Equity.............................   50,343     29%     55,591    32%     63,078    37%     73,045
                                       --------   ----   --------   ----   --------   ----   --------
  Total capitalization...............  $175,343   100%   $171,268   100%   $170,443   100%   $169,749
Amortization:
  Senior sub-debt retired annually...                      14,286            14,286            14,286
  Senior term loan retired
    annually.........................                          --                --                --
  Sub-debt retired annually..........                          --                --                --
  Other notes retired annually.......                          --                --                --
Goodwill amortization over 15
  years..............................                    $  4,186          $  4,186          $  4,186
Fee amortization over 10 years.......                    $    600          $    600          $    600

                                          PROJECTED FISCAL YEAR ENDED AUGUST
                                       ----------------------------------------
                                                2002              2003
                                              --------          --------
Key Ratios:
  EBIT/interest expense..............              3.5x              4.7x
  (EBIT -- cap ex)/interest
    expense..........................              3.0x              4.2x
  EBITDA/interest expense............              4.5x              6.0x
  (EBITDA -- cap ex)/interest
    expense..........................              4.0x              5.4x
  (EBITDA -- change in working cap --
    cap ex)/interest expense.........              3.6x              4.9x
  Senior debt/EBITDA.................              1.7x              1.2x
  Total debt/EBITDA..................              2.3x   1.8x
Capitalization:
  Senior debt........................   42%   $ 59,036    35%   $ 43,104    25%
  Other debt.........................   15%     25,000    15%     25,000    15%
                                       ----   --------   ----   --------   ----
  Total debt.........................   57%     84,036    50%     68,104    40%
  Equity.............................   43%     85,572    50%     01,304    60%
                                       ----   --------   ----   --------   ----
  Total capitalization...............  100%   $169,609   100%   $169,408   100%
Amortization:
  Senior sub-debt retired annually...           14,286            14,286
  Senior term loan retired
    annually.........................               --                --
  Sub-debt retired annually..........               --                --
  Other notes retired annually.......               --                --
Goodwill amortization over 15
  years..............................         $  4,186          $  4,186
Fee amortization over 10 years.......         $    600          $    600

---------------

(1) Adjusted to show historical operating results with proforma interest expense and proforma capitalization.

                            INVESTMENT BANKING GROUP

             AUSTIN -- LEVERAGED BUYOUT ANALYSIS -- MAXIMIZED PRICE
                          PROJECTED INCOME STATEMENTS
                                  ($S IN 000S)

                                                    HISTORICAL   ESTIMATED            PROJECTED FISCAL YEAR ENDED AUGUST
                                                    ----------   ---------   ----------------------------------------------------
                                                       1997        1998        1999       2000       2001       2002       2003
                                                    ----------   ---------   --------   --------   --------   --------   --------
Revenues..........................................   $175,835    $193,391    $207,846   $223,500   $239,900   $257,562   $276,160
  % growth........................................                   10.0%        7.5%       7.5%       7.3%       7.4%       7.2%
Cost of sales.....................................   $125,732    $138,952    $149,319   $160,546   $172,085   $184,850   $197,826
  % of revenue....................................       71.5%       71.9%       71.8%      71.8%      71.7%      71.8%      71.6%
                                                     --------    --------    --------   --------   --------   --------   --------
Gross profit......................................   $ 50,103    $ 54,439    $ 58,527   $ 62,954   $ 67,815   $ 72,712   $ 78,334
  Gross margin....................................       28.5%       28.1%       28.2%      28.2%      28.3%      28.2%      28.4%
General and administrative........................   $  8,855    $ 10,513    $ 10,477   $ 11,003   $ 11,549   $ 12,116   $ 12,661
  % of revenue....................................        5.0%        5.4%        5.0%       4.9%       4.8%       4.7%       4.6%
Sales and marketing...............................     18,119      17,951      18,732     19,783     20,900     22,088     23,163
  % of revenue....................................       10.3%        9.3%        9.0%       8.9%       8.7%       8.6%       8.4%
Restructuring and unusual charges.................      1,816          --          --         --         --         --         --
  % of revenue....................................        1.0%                                                                 --
Other operating expenses..........................         --          --          --         --         --         --         --
  % of revenue....................................
                                                     --------    --------    --------   --------   --------   --------   --------
  Total operating expenses........................   $ 28,790    $ 28,464    $ 29,209   $ 30,786   $ 32,449   $ 34,204   $ 35,824
    % of revenue..................................       16.4%       14.7%       14.1%      13.8%      13.5%      13.3%      13.0%
EBITDA............................................   $ 21,313    $ 25,975    $ 29,318   $ 32,168   $ 35,366   $ 38,508   $ 42,510
  % of revenue....................................       12.1%       13.4%       14.1%      14.4%      14.7%      15.0%      15.4%
Depreciation......................................   $  4,270    $  3,960    $  3,934   $  3,935   $  3,936   $  3,937   $  3,938
Goodwill amortization.............................      3,885       4,121       4,186      4,186      4,186      4,186      4,186
Transaction fee amortization......................         --          --         600        600        600        600        600
                                                     --------    --------    --------   --------   --------   --------   --------
  Total depreciation & amortization...............   $  8,155    $  8,081    $  8,720   $  8,721   $  8,722   $  8,723   $  8,724
    % of revenue..................................        4.6%        4.2%        4.2%       3.9%       3.6%       3.4%       3.2%
                                                     --------    --------    --------   --------   --------   --------   --------
EBIT..............................................   $ 13,158    $ 17,894    $ 20,598   $ 23,447   $ 26,644   $ 29,785   $ 33,786
  % of revenue....................................        7.5%        9.3%        9.9%      10.5%      11.1%      11.6%      12.2%
Capital expenditures..............................                           $  3,834   $  3,935   $  3,936   $  3,937   $  3,938
  % of revenue....................................                                1.8%       1.8%       1.6%       1.5%       1.4%

                            INVESTMENT BANKING GROUP

             AUSTIN -- LEVERAGED BUYOUT ANALYSIS -- MAXIMIZED PRICE
                          PROJECTED INCOME STATEMENTS
                                  ($S IN 000S)

                                     HISTORICAL ESTIMATED            PROJECTED FISCAL YEAR ENDED AUGUST
                                     --------------------    ---------------------------------------------------
                                       1997        1998       1999       2000       2001       2002       2003
                                     --------    --------    -------    -------    -------    -------    -------
  EBIT.............................  $13,158     $17,894     $20,598    $23,447    $26,644    $29,785    $33,786
Interest expense:
  Revolver.........................       --          --         218        700      1,122      1,353      1,351
  Senior sub-debt..................       --          --       9,286      7,857      6,429      5,000      3,571
  Sub-debt.........................       --          --          --         --         --         --         --
  Cap. lease oblg..................       --          --          --         --         --         --         --
                                     -------     -------     -------    -------    -------    -------    -------
Total interest expense.............    3,002       4,200      11,704     10,757      9,750      8,553      7,123
Home office expense................       --          --          --         --         --         --         --
Discontinued operations expenses...    4,820          --          --         --         --         --         --
Extraordinary loss from debt
  extinguishment...................      241          --          --         --         --         --         --
                                     -------     -------     -------    -------    -------    -------    -------
Other expenses (income)............    8,063          --
Minority interest..................       --          --          --         --         --         --         --
Pre-tax income.....................    5,095      13,694       8,894     12,690     16,894     21,232     26,663
Provision (benefit) for income
  taxes............................    4,091       5,615       3,647      5,203      6,926      8,705     10,932
                                     -------     -------     -------    -------    -------    -------    -------
  Net income.......................  $ 1,004     $ 8,079     $ 5,247    $ 7,487    $ 9,967    $12,527    $15,731
                                     =======     =======     =======    =======    =======    =======    =======
Preferred dividends................       --          --       2,400      2,688      3,011      3,372      3,776
                                     -------     -------     -------    -------    -------    -------    -------
Net income to common...............  $ 1,004     $ 8,079     $ 2,847    $ 4,799    $ 6,957    $ 9,155    $11,955
                                     -------     -------     -------    -------    -------    -------    -------

                            INVESTMENT BANKING GROUP

             AUSTIN -- LEVERAGED BUYOUT ANALYSIS -- MAXIMIZED PRICE
                            PROJECTED BALANCE SHEETS
                                  ($S IN 000S)

                                     ASSETS

                                           ESTIMATED                            PROFORMA
                                          AUGUST 1998       ADJUSTMENTS        AUGUST 1998
                                          -----------   --------------------   -----------
Cash and equivalents....................   $  1,000     $       0   $  3,000    $  4,000
Short-term investments..................         --            --         --          --
Accounts receivable.....................     26,336            --         --      26,336
Inventories.............................     34,821            --         --      34,821
Income taxes receivable.................        598            --         --         598
Other receivables.......................        773            --         --         773
Prepaid expenses and other current
  assets................................      2,672            --         --       2,672
                                           --------     ---------   --------    --------
Total current assets....................     66,200            --      3,000      69,200
Land....................................        478            --         --         478
Gross plant and equip...................     37,971            --         --      37,971
Accumulated depreciation................    (16,849)           --         --     (16,849)
                                           --------     ---------   --------    --------
Net P, P&E..............................     21,600            --         --      21,600
Goodwill, net of accumulated
  amortization..........................     34,888            --     52,290      87,178
Transaction fee & expenses..............         --            --      6,000       6,000
Other intangible assets.................      8,165            --         --       8,165
Deferred income taxes and other
  assets................................      4,200            --         --       4,200
                                           --------     ---------   --------    --------
  Total assets..........................   $135,053     $       0   $ 61,290    $196,343
                                           ========     =========   ========    ========

                                   LIABILITIES & EQUITY

Current maturities & short-term debt....   $      0     $       0   $      0    $      0
Trade accounts payable..................     10,442            --         --      10,442
Accrued liabilities.....................     10,347            --         --      10,347
Current portion of lease obligation.....        211            --         --         211
                                           --------     ---------   --------    --------
Total current liabilities...............     21,000            --         --      21,000
Long term debt
  Revolver..............................      2,098        (2,098)        --          --
  Senior sub-debt.......................     39,600       (39,600)   100,000     100,000
  Senior term loan......................     13,000       (13,000)    25,000      25,000
  Sub-debt..............................         --            --         --          --
  Other notes...........................         --            --         --          --
  Cap. lease oblg.......................         --            --         --          --
                                           --------     ---------   --------    --------
  Total debt............................     54,698       (54,698)   125,000     125,000
  Less current portion..................         --            --         --          --
                                           --------     ---------   --------    --------
  Total long-term debt..................     54,698       (54,698)   125,000     125,000
Total liabilities.......................     75,698       (54,698)   125,000     146,000
Preferred stock.........................         --            --     20,000      20,000
Common stock............................     22,858       (22,858)    30,343      30,343
Unrealized gain (loss) on marketable
  securities............................     21,949       (21,949)        --          --
Retained earnings.......................     14,548       (14,548)        --          --
                                           --------     ---------   --------    --------
Total stockholders' equity..............     59,355       (59,355)    50,343      50,343
                                           --------     ---------   --------    --------
        Total liabilities & equity......   $135,053     $(114,053)  $175,343    $196,343
                                           ========     =========   ========    ========

                                                   PROJECTED FISCAL YEAR ENDED AUGUST
                                          ----------------------------------------------------
                                            1999       2000       2001       2002       2003
                                          --------   --------   --------   --------   --------
Cash and equivalents....................  $  1,000   $  1,000   $  1,000   $  1,000   $  1,000
Short-term investments..................        --         --         --         --         --
Accounts receivable.....................    28,032     29,931     31,910     34,051     36,232
Inventories.............................    37,064     39,574     42,191     45,021     47,905
Income taxes receivable.................       636        679        724        773        822
Other receivables.......................       823        879        937      1,000      1,064
Prepaid expenses and other current
  assets................................     2,845      3,037      3,238      3,455      3,677
                                          --------   --------   --------   --------   --------
Total current assets....................    70,400     75,100     80,000     85,300     90,700
Land....................................       478        478        478        478        478
Gross plant and equip...................    41,805     45,740     49,676     53,613     57,551
Accumulated depreciation................   (20,783)   (24,718)   (28,654)   (32,591)   (36,529)
                                          --------   --------   --------   --------   --------
Net P, P&E..............................    21,500     21,500     21,500     21,500     21,500
Goodwill, net of accumulated
  amortization..........................    82,992     78,806     74,620     70,434     66,248
Transaction fee & expenses..............     5,400      4,800      4,200      3,600      3,000
Other intangible assets.................     8,775      9,436     10,129     10,874     11,660
Deferred income taxes and other
  assets................................     4,200      4,200      4,200      4,200      4,200
                                          --------   --------   --------   --------   --------
  Total assets..........................  $193,268   $193,843   $194,649   $195,909   $197,308
                                          ========   ========   ========   ========   ========
                                   LIABILITIES & EQUITY
Current maturities & short-term debt....  $      0   $      0   $      0   $      0   $      0
Trade accounts payable..................    11,050     11,753     12,506     13,210     14,013
Accrued liabilities.....................    10,950     11,647     12,394     13,090     13,887
Current portion of lease obligation.....        --         --         --         --         --
                                          --------   --------   --------   --------   --------
Total current liabilities...............    22,000     23,400     24,900     26,300     27,900
Long term debt
  Revolver..............................     4,963     10,936     14,561     16,179     14,533
  Senior sub-debt.......................    85,714     71,429     57,143     42,857     28,571
  Senior term loan......................    25,000     25,000     25,000     25,000     25,000
  Sub-debt..............................        --         --         --         --         --
  Other notes...........................        --         --         --         --         --
  Cap. lease oblg.......................        --         --         --         --         --
                                          --------   --------   --------   --------   --------
  Total debt............................   115,677    107,364     96,704     84,036     68,104
  Less current portion..................        --         --         --         --         --
                                          --------   --------   --------   --------   --------
  Total long-term debt..................   115,677    107,364     96,704     84,036     68,104
Total liabilities.......................   137,677    130,764    121,604    110,336     96,004
Preferred stock.........................    22,400     25,088     28,099     31,470     35,247
Common stock............................    30,343     30,343     30,343     30,343     30,343
Unrealized gain (loss) on marketable
  securities............................        --         --         --         --         --
Retained earnings.......................     2,847      7,647     14,603     23,759     35,714
                                          --------   --------   --------   --------   --------
Total stockholders' equity..............    55,591     63,078     73,045     85,572    101,304
                                          --------   --------   --------   --------   --------
        Total liabilities & equity......  $193,268   $193,843   $194,649   $195,909   $197,308
                                          ========   ========   ========   ========   ========

                            INVESTMENT BANKING GROUP

             AUSTIN -- LEVERAGED BUYOUT ANALYSIS -- MAXIMIZED PRICE
                                   CASH FLOW
                                  ($S IN 000S)

                                                   PROJECTED FISCAL YEAR ENDED AUGUST
                                          ----------------------------------------------------
                                            1999       2000       2001       2002       2003
                                          --------   --------   --------   --------   --------
Net Income..............................  $  5,247   $  7,487   $  9,967   $ 12,527   $ 15,731
  Add: Depreciation & amortization......     3,934      3,935      3,936      3,937      3,938
  Add: Goodwill amortization............     4,186      4,186      4,186      4,186      4,186
  Add: Fee amortization.................       600        600        600        600        600
  Add: Minority interest................        --         --         --         --         --
  Add: PIK Dividend.....................     2,400      2,688      3,011      3,372      3,776
  Add: Dividend.........................    (2,400)    (2,688)    (3,011)    (3,372)    (3,776)
                                          --------   --------   --------   --------   --------
Total Sources...........................  $ 13,967   $ 16,208   $ 18,689   $ 21,250   $ 24,455
  Less: Changes in other long-term
     assets & liabilities...............      (610)      (661)      (692)      (746)      (785)
  Less: Change in working capital.......    (3,200)    (3,300)    (3,400)    (3,900)    (3,800)
  Less: Capital expenditures (Net of
     dispos.)...........................    (3,834)    (3,935)    (3,936)    (3,937)    (3,938)
                                          --------   --------   --------   --------   --------
Total Uses..............................  $ (7,644)  $ (7,896)  $ (8,028)  $ (8,583)  $ (8,523)
                                          --------   --------   --------   --------   --------
TOTAL FREE CASH FLOW BEFORE FINANCING...  $  6,323   $  8,312   $ 10,661   $ 12,667   $ 15,932
REPAYMENT/ BORROWING OF DEBT
Revolver................................     4,963      5,973      3,625      1,618     (1,646)
Senior sub-debt.........................   (14,286)   (14,286)   (14,286)   (14,286)   (14,286)
Senior term loan........................        --         --         --         --         --
Sub-debt................................        --         --         --         --         --
Other notes.............................        --         --         --         --         --
Cap. lease oblg.........................        --         --         --         --         --
                                          --------   --------   --------   --------   --------
Total Debt (Repayments)/ Borrowing......  $ (9,323)  $ (8,312)  $(10,661)  $(12,667)  $(15,932)
CHANGE IN CASH BALANCE..................  $ (3,000)  $      0   $      0   $      0   $      0

                            INVESTMENT BANKING GROUP

             AUSTIN -- LEVERAGED BUYOUT ANALYSIS -- MAXIMIZED PRICE
                          WORKING CAPITAL ASSUMPTIONS
                                 ($'S IN 000S)

                                   ESTIMATED                           PROFORMA         PROJECTED FISCAL YEAR ENDED AUGUST
                               -----------------                        AUGUST    -----------------------------------------------
                                1997      1998        ADJUSTMENTS        1998      1999      2000      2001      2002      2003
                               -------   -------   -----------------   --------   -------   -------   -------   -------   -------
Accounts receivable..........  $24,282   $26,336        --        --   $26,336    $28,032   $29,931   $31,910   $34,051   $36,232
  % of sales.................     13.8%     13.6%                         13.6%      13.5%     13.4%     13.3%     13.2%     13.1%
Inventories..................  $32,105   $34,821        --        --   $34,821    $37,064   $39,574   $42,191   $45,021   $47,905
  % of sales.................     18.3%     18.0%                         18.0%      17.8%     17.7%     17.6%     17.5%     17.3%
Income taxes receivable......  $   551   $   598        --        --   $   598    $   636   $   679   $   724   $   773   $   822
  % of sales.................      0.3%      0.3%                          0.3%       0.3%      0.3%      0.3%      0.3%      0.3%
Other receivables............  $   713   $   773        --        --   $   773    $   823   $   879   $   937   $ 1,000   $ 1,064
  % of sales.................      0.4%      0.4%                          0.4%       0.4%      0.4%      0.4%      0.4%      0.4%
Prepaid expenses and other
  current assets.............  $ 2,464   $ 2,672        --        --   $ 2,672    $ 2,845   $ 3,037   $ 3,238   $ 3,455   $ 3,677
  % of sales.................      1.4%      1.4%                          1.4%       1.4%      1.4%      1.3%      1.3%      1.3%
                               -------   -------   -------   -------   -------    -------   -------   -------   -------   -------
TOTAL CURRENT ASSETS,
  EXCLUDING CASH.............            $65,200        --        --   $65,200    $69,400   $74,100   $79,000   $84,300   $89,700
  % of sales.................      0.0%     33.7%                         33.7%      33.4%     33.2%     32.9%     32.7%     32.5%
Trade accounts payable.......  $11,299   $10,442        --        --   $10,442    $11,050   $11,753   $12,506   $13,210   $14,013
  % of sales.................      6.4%      5.4%                          5.4%       5.3%      5.3%      5.2%      5.1%      5.1%
Accrued liabilities..........  $11,197   $10,347        --        --   $10,347    $10,950   $11,647   $12,394   $13,090   $13,887
  % of sales.................      6.4%      5.4%                          5.4%       5.3%      5.2%      5.2%      5.1%      5.0%
Current portion of lease
  obligation.................  $   481   $   211        --        --   $   211    $     0   $     0   $     0   $     0   $     0
  % of sales.................      0.3%      0.1%                          0.1%       0.0%      0.0%      0.0%      0.0%      0.0%
                               -------   -------   -------   -------   -------    -------   -------   -------   -------   -------
TOTAL CURRENT LIABILITIES
  EXCLUDING S-T DEBT.........            $21,000        --        --   $21,000    $22,000   $23,400   $24,900   $26,300   $27,900
  % of sales.................      0.0%     10.9%                         10.9%      10.6%     10.5%     10.4%     10.2%     10.1%
Net non-cash working
  capital....................            $44,200                       $44,200    $47,400   $50,700   $54,100   $58,000   $61,800
  % of sales.................      0.0%     22.9%                         22.9%      22.8%     22.7%     22.6%     22.5%     22.4%
Change in non-cash working
  capital....................                                                     $ 3,200   $ 3,300   $ 3,400   $ 3,900   $ 3,800

                            INVESTMENT BANKING GROUP

             AUSTIN -- LEVERAGED BUYOUT ANALYSIS -- MAXIMIZED PRICE
                                RETURNS ANALYSIS
                                 ($0S IN 000S)

                                                 PROJECTED RETURNS ON MANAGEMENT EQUITY
                                          ----------------------------------------------------
                                                           YEAR ENDING AUGUST
                                          ----------------------------------------------------
                                            1999       2000       2001       2002       2003
                                          --------   --------   --------   --------   --------
TOTAL CAPITALIZATION AS A MULTIPLE OF
  EBITDA
     5.50 x.............................  $161,249   $176,924   $194,513   $211,794   $233,805
     5.75 x.............................   168,579    184,966    203,355    221,421    244,433
     6.00 x.............................   175,908    193,008    212,196    231,048    255,060
     6.25 x.............................   183,238    201,050    221,038    240,675    265,688
LESS: TOTAL DEBT (NET OF CASH)(1).......   137,077    131,452    123,802    114,507    102,351
VALUE OF EQUITY
     5.50 x.............................  $ 24,172   $ 45,472   $ 70,711   $ 97,287   $131,454
     5.75 x.............................    31,502     53,514     79,552    106,914    142,082
     6.00 x.............................    38,831     61,556     88,394    116,541    152,709
     6.25 x.............................    46,161     69,598     97,235    126,168    163,337
RETURNS ANALYSIS
     30,343
OWNERSHIP PERCENTAGE....................      84.2%      84.2%      84.2%      84.2%      84.2%
IRR ASSUMING EBITDA MULTIPLES OF:
     5.50 x.............................     (32.9%)     12.3%      25.2%      28.2%      29.5%
     5.75 x.............................     (12.6%)     21.9%      30.2%      31.2%      31.6%
     6.00 x.............................       7.8%      30.7%      34.9%      34.1%      33.5%
                                                                                      --------
     6.25 x.............................      28.1%      39.0%      39.2%      36.8%      35.3%
                                                                                      --------

---------------

(1) Includes the repayment of preferred stock.

                            INVESTMENT BANKING GROUP

             AUSTIN -- LEVERAGED BUYOUT ANALYSIS -- MAXIMIZED PRICE
                                RETURNS ANALYSIS
                                 ($0S IN 000S)

                                                 PROJECTED RETURNS ON PREFERRED EQUITY
                                          ----------------------------------------------------
                                                           YEAR ENDING AUGUST
                                          ----------------------------------------------------
                                            1999       2000       2001       2002       2003
                                          --------   --------   --------   --------   --------
TOTAL CAPITALIZATION AS A MULTIPLE OF
  EBITDA
     5.50 x.............................  $161,249   $176,924   $194,513   $211,794   $233,805
     5.75 x.............................   168,579    184,966    203,355    221,421    244,433
     6.00 x.............................   175,908    193,008    212,196    231,048    255,060
     6.25 x.............................   183,238    201,050    221,038    240,675    265,688
LESS: TOTAL DEBT (NET OF CASH)(1).......   137,077    131,452    123,802    114,507    102,351
VALUE OF EQUITY
     5.50 x.............................  $ 24,172   $ 45,472   $ 70,711   $ 97,287   $131,454
     5.75 x.............................    31,502     53,514     79,552    106,914    142,082
     6.00 x.............................    38,831     61,556     88,394    116,541    152,709
     6.25 x.............................    46,161     69,598     97,235    126,168    163,337

                                                         BALANCE AT YEAR END:(2)
                                          ----------------------------------------------------

RETURNS ANALYSIS
     20,000.............................    22,400     25,088     28,099     31,470     35,247
OWNERSHIP PERCENTAGE....................      15.8%      15.8%      15.8%      15.8%      15.8%
IRR ASSUMING EBITDA MULTIPLES OF:
     5.50 x.............................      31.1%      27.0%      25.2%      23.7%      22.9%
     5.75 x.............................      36.9%      29.5%      26.7%      24.7%      23.6%
     6.00 x.............................      42.7%      31.9%      28.1%      25.7%      24.3%
                                                                                      --------
     6.25 x.............................      48.5%      34.3%      29.5%      26.6%      25.0%
                                                                                      --------

---------------

(1) Includes the repayment of preferred stock.

(2) Includes PIK Dividends

                            INVESTMENT BANKING GROUP

                         PROMOTIONAL PRODUCTS INDUSTRY*
               ANALYSIS OF M&A TRANSACTION MULTIPLES SINCE 1/1/95
                             (DOLLARS IN MILLIONS)

                                                                     AGGREG. EQUITY       LEVERED AGGREGATE
                                                                      CONSID. AS A       CONSIDERATION AS A
                                                                      MULTIPLE OF:          MULTIPLE OF:
                                    AGGREGATE         LEVERED        ---------------   -----------------------
  DATE                               EQUITY          AGGREGATE       LTM NET   BOOK      LTM      LTM     LTM    PERCENT
ANNOUNCED    ACQUIROR / TARGET    CONSIDERATION   CONSIDERATION(2)   INCOME    VALUE   REVENUE   EBITDA   EBIT   ACQUIRED
---------    -----------------    -------------   ----------------   -------   -----   -------   ------   ----   --------
03/17/95    Devon Group Inc          $ 17.2            $ 17.2          NA       NA       NA        NA      NA       NA
            Devon Group Inc
02/01/96    Arctco Inc               $ 16.5            $ 16.5          NA       NA       NA        NA      NA       NA
            Arctco Inc
07/25/96    RR Donnelley & Sons      $250.0            $250.0          NA       NA       NA        NA      NA       NA
              Co
            RR Donnelley & Sons
              Co
11/01/96    Social Expressions       $  2.5            $  8.5          NA       NA       NA        NA      NA       NA
              Acquisition
            TMC Group Inc (AGP &
              Co Inc)
01/29/97    Agritherm Corp               NA                NA          NA       NA       NA        NA      NA    100.0%
            Fieldsheer Inc
04/14/97    Katz Digital             $  0.8            $  0.8          NA      2.7      0.3        NA      NA    100.0%
              Technologies Inc
            Advanced Digital
              Services Inc
05/19/97    LSI Industries Inc       $ 17.9            $ 17.9          NA       NA      1.2        NA      NA    100.0%
            Grady McCauley Inc
06/26/97    CYRK Inc                     NA                NA          NA       NA       NA        NA      NA    100.0%
            Champion Awards &
              Advertising
07/10/97    Mail-Well Inc                NA                NA          NA       NA       NA        NA      NA       NA
            Allied Printers
07/15/97    Applied Graphics             NA                NA          NA       NA       NA        NA      NA    100.0%
              Technologies
            MBA Graphics Inc
10/14/97    Big Flower Press             NA                NA          NA       NA       NA        NA      NA       NA
              Holdings Inc
            Gamma One Inc
AVERAGE:                                                               NA      2.7      0.8        NA      NA
ADJUSTED
  AVERAGE                                                              NA      2.7      0.8        NA      NA

---------------

  * Covers industries with SIC Codes of 5090 and 7336. Source: Securities Data Company, Inc. (201) 622-3100. As of 4/18/98.

(2) Levered aggregate consideration is defined as aggregate equity consideration plus total debt, net of cash and equivalents.

                            INVESTMENT BANKING GROUP

                         PROMOTIONAL PRODUCTS INDUSTRY*
            MERGERS & ACQUISITION TRANSACTIONS SINCE JANUARY 1, 1995

                                                                                                                     TARGET
                                                                                     VALUE                           SHARE-
                                                                            EQUITY     OF     PRICE                 HOLDERS
  DATE        DATE                                                          VALUE     DEAL     PER       SHARES      EQUITY
ANNOUNCED   EFFECTIVE           ACQUIROR                   TARGET           ($MIL)   ($MIL)   SHARE    OUT. (MIL)    ($MIL)
---------   ---------           --------                   ------           ------   ------   ------   ----------   --------
3/17/1995         --    Devon Group Inc           Devon Group Inc           $17.2    $17.2    $24.50       7.4      $   81.6

Advisor                 --                        --

    Company Status      Public                    Public


            TARGET    TARGET
             NET        NET     TARGET   TARGET
            SALES     INCOME     EBIT    EBITDA     TOTAL                 % OF       STATUS/
  DATE       LTM        LTM      LTM      LTM     DEBT, NET    TOTAL     SHARES       FORM/
ANNOUNCED   ($MIL)    ($MIL)    ($MIL)   ($MIL)    OF CASH     ASSETS     ACQ.      ATTITUDE
---------  --------   -------   ------   ------   ---------   --------   ------   -------------
3/17/1995  $  219.6   $  18.8   $32.2    $42.2    $    2.2    $  128.5      --         Intended

Advisor                                                                                 Buyback

                                                                                      Not Appl.

         Deal Description In March 1995, Devon Group's (DG) board authorized the repurchase of up to .700 mil common shares, or about 9.5% of the company's common stock outstanding, in open market transactions. Based on DG closing stock price of $24.50 on Mar 16, the last full trading day prior to the announcement of the board's approval, the buyback had an indicated value of up to $17.15 mil in cash.

         Target Business Description Provide pre-press computer typesetting, composition and color separation services;
         Typesetting, printing services distribute posters, art reproductions and note cards

         Acquiror Business Description Provide pre-press computer typesetting, composition and color separation services;
         Typesetting, printing services distribute posters, art reproductions and note cards

                                                                                                                     TARGET
                                                                                     VALUE                           SHARE-
                                                                            EQUITY     OF     PRICE                 HOLDERS
  DATE        DATE                                                          VALUE     DEAL     PER       SHARES      EQUITY
ANNOUNCED   EFFECTIVE           ACQUIROR                   TARGET           ($MIL)   ($MIL)   SHARE    OUT. (MIL)    ($MIL)
---------   ---------           --------                   ------           ------   ------   ------   ----------   --------
2/1/1996          --    Arctco Inc                Arctco Inc                $16.5    $16.5    $11.00      29.7      $  157.3
Advisor                 --                        --

    Company Status      Public                    Public

            TARGET    TARGET
             NET        NET     TARGET   TARGET
            SALES     INCOME     EBIT    EBITDA     TOTAL                 % OF       STATUS/
  DATE       LTM        LTM      LTM      LTM     DEBT, NET    TOTAL     SHARES       FORM/
ANNOUNCED   ($MIL)    ($MIL)    ($MIL)   ($MIL)    OF CASH     ASSETS     ACQ.      ATTITUDE
---------  --------   -------   ------   ------   ---------   --------   ------   -------------
2/1/1996   $  389.8   $  24.5   $35.9    $42.4          --    $  224.8      --         Intended

Advisor

                                                                                      Not Appl.

         Deal Description In February 1996, Arctco's (AR) board authorized the repurchase of up to 1.5 mil common shares, or about 5% of the company's common stock outstanding, in open market transactions. Based on AR's closing stock price of $11 on Jan 31, the last full trading day prior to the announcement of the board's approval, the buyback had an indicated value of up to $16.5 mil in cash.

         Target Business Description Manufacture and wholesale snowmobiles and related parts, garments and accessories

         Acquiror Business Description Manufacture and wholesale snowmobiles and related parts, garments and accessories

---------------

* Covers industries with SIC Codes of 5090 and 7336. Source: Securities Data Company, Inc. (201) 622-3100. As of April 18, 1998.

                                                  INVESTMENT BANKING GROUP
                                               PROMOTIONAL PRODUCTS INDUSTRY*
                                  MERGERS & ACQUISITION TRANSACTIONS SINCE JANUARY 1, 1995
                                                                                                                     TARGET
                                                                                     VALUE                           SHARE-
                                                                            EQUITY     OF     PRICE      SHARES     HOLDERS
  DATE        DATE                                                          VALUE     DEAL     PER        OUT.       EQUITY
ANNOUNCED   EFFECTIVE           ACQUIROR                   TARGET           ($MIL)   ($MIL)   SHARE      (MIL)       ($MIL)
---------   ---------           --------                   ------           ------   ------   ------   ----------   --------
7/25/96           --    RR Donnelley & Sons Co    RR Donnelley & Sons Co    $250.0   $250.0       --     154.1      $1,790.8

Advisor           --                              --

    Company Status      Public                    Public

            TARGET    TARGET
             NET        NET     TARGET   TARGET
            SALES     INCOME     EBIT    EBITDA     TOTAL                 % OF       STATUS/
  DATE       LTM        LTM      LTM      LTM     DEBT, NET    TOTAL     SHARES       FORM/
ANNOUNCED   ($MIL)    ($MIL)    ($MIL)   ($MIL)    OF CASH     ASSETS     ACQ.      ATTITUDE
---------  --------   -------   ------   ------   ---------   --------   ------   -------------
7/25/96    $6,827.6   $(135.2)  $(50.9)  $281.5   $1,247.6    $4,499.9      --         Intended
                                                                                        Buyback

Advisor

                                                                                      Not Appl.

         Deal Description RR Donnelley & Sons' board authorized the repurchase of up to $250 mil of the company's common stock outstanding in open market and privately negotiated transactions.

         Target Business Description Provide books, reports, catalogs, documents and business forms printing as well as book binding and graphic arts services for the publishing, retailing, merchandising and information technology markets worldwide.

         Acquiror Business Description Provide books, reports, catalogs, documents and business forms printing as well as book binding and graphic arts services for the publishing, retailing, merchandising and information technology markets worldwide.

                                                  INVESTMENT BANKING GROUP
                                               PROMOTIONAL PRODUCTS INDUSTRY*
                                  MERGERS & ACQUISITION TRANSACTIONS SINCE JANUARY 1, 1995
                                                                                                                     TARGET
                                                                                     VALUE                           SHARE-
                                                                            EQUITY     OF     PRICE      SHARES     HOLDERS
  DATE        DATE                                                          VALUE     DEAL     PER        OUT.       EQUITY
ANNOUNCED   EFFECTIVE           ACQUIROR                   TARGET           ($MIL)   ($MIL)   SHARE      (MIL)       ($MIL)
---------   ---------           --------                   ------           ------   ------   ------   ----------   --------
11/1/96           --    Social Expressions Acquisition TMC Group Inc        $ 2.5    $ 8.5        --        --            --
                        (AGP & Co Inc)

Advisor           --                              --

    Company Status      Priv.                     Sub.

            TARGET    TARGET
             NET        NET     TARGET   TARGET
            SALES     INCOME     EBIT    EBITDA     TOTAL                 % OF       STATUS/
  DATE       LTM        LTM      LTM      LTM     DEBT, NET    TOTAL     SHARES       FORM/
ANNOUNCED   ($MIL)    ($MIL)    ($MIL)   ($MIL)    OF CASH     ASSETS     ACQ.      ATTITUDE
---------  --------   -------   ------   ------   ---------   --------   ------   -------------
11/1/96    $   13.2        --      --       --          --          --      --     Pending Acq.
                                                                                       of Asset

Advisor

                                                                                       Friendly

         Deal Description Social Expression Acquisition (SEA) agreed to acquire TMC, a unit of AGP, for approximately $8.5 mil. Consideration was to consist of $2.5 mil in common stock, the assumption of approximately $6 mil in liabilities and profit related payments. Additionally, AGP was to receive a $2.5 mil 10-year promissory note convertible into SEA voting stock. The receipt of the promissory note was contingent on SEA being a privately held company at the time of closing of the transaction.

         Target Business Description manufacture and wholesale wedding related accessories.

         Acquiror Business Description Manufacture and wholesale wedding accessories and gifts.


--------
* Covers industries with SIC Codes of 5090 and 7336. Source: Securities Data Company, Inc. (201) 622-3100. As of April 18, 1998.

                                                  INVESTMENT BANKING GROUP
                                               PROMOTIONAL PRODUCTS INDUSTRY*
                                  MERGERS & ACQUISITION TRANSACTIONS SINCE JANUARY 1, 1995
                                                                                                                     TARGET
                                                                                     VALUE                           SHARE-
                                                                            EQUITY     OF     PRICE      SHARES     HOLDERS
  DATE        DATE                                                          VALUE     DEAL     PER        OUT.       EQUITY
ANNOUNCED   EFFECTIVE           ACQUIROR                   TARGET           ($MIL)   ($MIL)   SHARE      (MIL)       ($MIL)
---------   ---------           --------                   ------           ------   ------   ------   ----------   --------
1/29/97      1/29/97    Agritherm Corp            Fieldsheer Inc               --       --        --        --            --

           Advisor      --                        --

    Company Status      Public                    Priv.

            TARGET    TARGET
             NET        NET     TARGET   TARGET
            SALES     INCOME     EBIT    EBITDA     TOTAL                 % OF       STATUS/
  DATE       LTM        LTM      LTM      LTM     DEBT, NET    TOTAL     SHARES       FORM/
ANNOUNCED   ($MIL)    ($MIL)    ($MIL)   ($MIL)    OF CASH     ASSETS     ACQ.      ATTITUDE
---------  --------   -------   ------   ------   ---------   --------   ------   -------------
1/29/97    $    3.8        --      --       --          --          --     100        Completed
                                                                                         Merger



                                                                                       Friendly

         Deal Description
         Agritherm acquired Fieldsheer in a stock swap transaction.

         Target Business Description
         Manufacture athletic clothing and accessories

         Acquiror Business Description
         Manufacture clothing

                                                                                                                     TARGET
                                                                                     VALUE                           SHARE-
                                                                            EQUITY     OF     PRICE      SHARES     HOLDERS
  DATE        DATE                                                          VALUE     DEAL     PER        OUT.       EQUITY
ANNOUNCED   EFFECTIVE           ACQUIROR                   TARGET           ($MIL)   ($MIL)   SHARE      (MIL)       ($MIL)
---------   ---------           --------                   ------           ------   ------   ------   ----------   --------
4/14/97       8/4/97    Katz Digital              Advanced Digital          $ 0.8    $ 0.8        --        --      $    0.3
                        Technologies Inc          Services Inc

           Advisor      --                        --

    Company Status      Public                    Priv.

            TARGET    TARGET
             NET        NET     TARGET   TARGET
            SALES     INCOME     EBIT    EBITDA     TOTAL                 % OF       STATUS/
  DATE       LTM        LTM      LTM      LTM     DEBT, NET    TOTAL     SHARES       FORM/
ANNOUNCED   ($MIL)    ($MIL)    ($MIL)   ($MIL)    OF CASH     ASSETS     ACQ.      ATTITUDE
---------  --------   -------   ------   ------   ---------   --------   ------   -------------
4/14/97    $    2.5   $  0.0-      --       --          --    $    1.1     100        Completed
                                                                                        Acq. of



                                                                                       Friendly

         Deal Description
         Katz Digital Technologies acquired Advanced Digital Services for approximately $.75 mil in cash plus 301,800 restricted common shares.

         Target Business Description
         Provide commercial graphic design services

         Acquiror Business Description
         Print plates and related products

--------
* Covers industries with SIC Codes of 5090 and 7336. Source: Securities Data Company, Inc. (201) 622-3100. As of April 18, 1998.

                                                  INVESTMENT BANKING GROUP
                                               PROMOTIONAL PRODUCTS INDUSTRY*
                                  MERGERS & ACQUISITION TRANSACTIONS SINCE JANUARY 1, 1995
                                                                                                                     TARGET
                                                                                     VALUE                           SHARE-
                                                                            EQUITY     OF     PRICE      SHARES     HOLDERS
  DATE        DATE                                                          VALUE     DEAL     PER        OUT.       EQUITY
ANNOUNCED   EFFECTIVE           ACQUIROR                   TARGET           ($MIL)   ($MIL)   SHARE      (MIL)       ($MIL)
---------   ---------           --------                   ------           ------   ------   ------   ----------   --------
5/19/97       7/1/97    LSI Industries Inc.       Grady McCauley Inc.       $17.9    $17.9        --        --            --

           Advisor      --                        --

    Company Status      Public                    Priv.

                                         INVESTMENT BANKING GROUP
                                      PROMOTIONAL PRODUCTS INDUSTRY*
                         MERGERS & ACQUISITION TRANSACTIONS SINCE JANUARY 1, 1995
            TARGET    TARGET
             NET        NET     TARGET   TARGET
            SALES     INCOME     EBIT    EBITDA     TOTAL                 % OF       STATUS/
  DATE       LTM        LTM      LTM      LTM     DEBT, NET    TOTAL     SHARES       FORM/
ANNOUNCED   ($MIL)    ($MIL)    ($MIL)   ($MIL)    OF CASH     ASSETS     ACQ.      ATTITUDE
---------  --------   -------   ------   ------   ---------   --------   ------   -------------
5/19/97    $   14.5        --      --       --          --          --     100        Completed
                                                                                        Acq. of
                                                                                         Assets



                                                                                       Friendly

         Deal Description LSI Industries (LSI) acquired Grady McCauley for approximately $17.9 mil. The consideration consisted of $11.5 mil in cash, 475,700 LSI common shares valued at $6.4 mil, and the assumption of an undisclosed amount in liabilities. The shares were valued based on LSI's closing stock price of $13.5 on June 30, the last full trading day prior to the announcement.

         Target Business Description Provide custom graphics services for retail industry

         Acquiror Business Description Manufactures & designs lighting and graphics products

                                                                                                                     TARGET
                                                                                     VALUE                           SHARE-
                                                                            EQUITY     OF     PRICE      SHARES     HOLDERS
  DATE        DATE                                                          VALUE     DEAL     PER        OUT.       EQUITY
ANNOUNCED   EFFECTIVE           ACQUIROR                   TARGET           ($MIL)   ($MIL)   SHARE      (MIL)       ($MIL)
---------   ---------           --------                   ------           ------   ------   ------   ----------   --------
6/26/97      6/26/97    Cyrk Inc                  Champion Awards &            --       --        --        --            --
                                                  Advertising

           Advisor      --                        --

    Company Status      Public                    Priv.

            TARGET    TARGET
             NET        NET     TARGET   TARGET
            SALES     INCOME     EBIT    EBITDA     TOTAL                 % OF       STATUS/
  DATE       LTM        LTM      LTM      LTM     DEBT, NET    TOTAL     SHARES       FORM/
ANNOUNCED   ($MIL)    ($MIL)    ($MIL)   ($MIL)    OF CASH     ASSETS     ACQ.      ATTITUDE
---------  --------   -------   ------   ------   ---------   --------   ------   -------------
6/26/97    $    4.5        --      --       --          --          --     100        Completed
                                                                                        Acq. of


                                                                                       Friendly


         Deal Description Cyrk acquired Champion Awards & Advertising. Terms were not disclosed.

         Target Business Description Manufacture promotional products

         Acquiror Business Description Manufacture high quality products for promotional programs and custom-designed sports apparel and accessories including T-shirts, fleece pullovers, jackets, sports bags, caps and watches that bear a brand or company name or logo

--------
* Covers industries with SIC Codes of 5090 and 7336. Source: Securities Data Company, Inc. (201) 622-3100. As of April 18, 1998.

                                                  INVESTMENT BANKING GROUP
                                               PROMOTIONAL PRODUCTS INDUSTRY*
                                  MERGERS & ACQUISITION TRANSACTIONS SINCE JANUARY 1, 1995
                                                                                                                     TARGET
                                                                                     VALUE                           SHARE-
                                                                            EQUITY     OF     PRICE      SHARES     HOLDERS
  DATE        DATE                                                          VALUE     DEAL     PER        OUT.       EQUITY
ANNOUNCED   EFFECTIVE           ACQUIROR                   TARGET           ($MIL)   ($MIL)   SHARE      (MIL)       ($MIL)
---------   ---------           --------                   ------           ------   ------   ------   ----------   --------
7/10/97           --    Mail-Well Inc.            Allied Printers              --       --        --        --            --


Advisor                 --                        --

    Company Status      Public                    Priv.

                                         INVESTMENT BANKING GROUP
                                      PROMOTIONAL PRODUCTS INDUSTRY*
                         MERGERS & ACQUISITION TRANSACTIONS SINCE JANUARY 1, 1995
            TARGET    TARGET
             NET        NET     TARGET   TARGET
            SALES     INCOME     EBIT    EBITDA     TOTAL                 % OF       STATUS/
  DATE       LTM        LTM      LTM      LTM     DEBT, NET    TOTAL     SHARES       FORM/
ANNOUNCED   ($MIL)    ($MIL)    ($MIL)   ($MIL)    OF CASH     ASSETS     ACQ.      ATTITUDE
---------  --------   -------   ------   ------   ---------   --------   ------   -------------
7/10/97    $   17.0        --      --       --          --          --      --    Pending Acq.
                                                                                    of Assets

Advisor

                                                                                    Friendly

         Deal Description Mail-Well, a majority-owned unit of Mail-Well Holdings, agreed to acquire Allied Printers for an undisclosed amount in a combination of cash and Mail-Well common stock.

         Target Business Description Provide high-ended commercial printing, service corporate clients

         Acquiror Business Description Manufacture envelopes in the United States and Canada; provide high-impact color printing services

                                                                                                                     TARGET
                                                                                     VALUE                           SHARE-
                                                                            EQUITY     OF     PRICE      SHARES     HOLDERS
  DATE        DATE                                                          VALUE     DEAL     PER        OUT.       EQUITY
ANNOUNCED   EFFECTIVE           ACQUIROR                   TARGET           ($MIL)   ($MIL)   SHARE      (MIL)       ($MIL)
---------   ---------           --------                   ------           ------   ------   ------   ----------   --------
7/15/97      7/15/97    Applied Graphics          MBA Graphics Inc             --       --        --        --            --
                        Technologies

Advisor                 --                        --

    Company Status      Public                    Priv.

            TARGET    TARGET
             NET        NET     TARGET   TARGET
            SALES     INCOME     EBIT    EBITDA     TOTAL                 % OF       STATUS/
  DATE       LTM        LTM      LTM      LTM     DEBT, NET    TOTAL     SHARES       FORM/
ANNOUNCED   ($MIL)    ($MIL)    ($MIL)   ($MIL)    OF CASH     ASSETS     ACQ.      ATTITUDE
---------  --------   -------   ------   ------   ---------   --------   ------   -------------
7/15/97    $    5.5        --      --       --          --          --     100      Completed
                                                                                     Acq. of

Advisor

                                                                                    Friendly

         Deal Description Applied Graphics Technologies acquired MBA Graphics. Terms were not disclosed.

         Target Business Description Provide commercial graphic design services

         Acquiror Business Description Provide digital prepress services to magazine publishers, advertising agencies, entertainment companies, automobile manufacturers and retailers

--------
* Covers industries with SIC Codes of 5090 and 7336. Source: Securities Data Company, Inc. (201) 622-3100. As of April 18, 1998.

                                                  INVESTMENT BANKING GROUP
                                               PROMOTIONAL PRODUCTS INDUSTRY*
                                  MERGERS & ACQUISITION TRANSACTIONS SINCE JANUARY 1, 1995
                                                                                                                     TARGET
                                                                                     VALUE                           SHARE-
                                                                            EQUITY     OF     PRICE      SHARES     HOLDERS
  DATE        DATE                                                          VALUE     DEAL     PER        OUT.       EQUITY
ANNOUNCED   EFFECTIVE           ACQUIROR                   TARGET           ($MIL)   ($MIL)   SHARE      (MIL)       ($MIL)
---------   ---------           --------                   ------           ------   ------   ------   ----------   --------
10/14/97     11/4/97    Big Flower Press          Gamma One Inc                --       --        --        --            --
                        Holdings Inc

           Advisor      --                        --

    Company Status      Public                    Sub.

            TARGET    TARGET
             NET        NET     TARGET   TARGET
            SALES     INCOME     EBIT    EBITDA     TOTAL                 % OF       STATUS/
  DATE       LTM        LTM      LTM      LTM     DEBT, NET    TOTAL     SHARES       FORM/
ANNOUNCED   ($MIL)    ($MIL)    ($MIL)   ($MIL)    OF CASH     ASSETS     ACQ.      ATTITUDE
---------  --------   -------   ------   ------   ---------   --------   ------   -------------
10/14/97   $   19.0        --      --       --          --          --      --      Complete
                                                                                     Acq. of
                                                                                     Assets


                                                                                    Friendly

         Deal Description Big Flower Press Holdings acquired Gamma One. Terms were not disclosed.

         Target Business Description Provide digital premedia services including digital photography, digital prepress and content management.

         Acquiror Business Description Provide integrated advertising and marketing services, including direct marketing and digital media services; print newspaper advertisement inserts.

--------
* Covers industries with SIC Codes of 5090 and 7336. Source: Securities Data Company, Inc. (201) 622-3100. As of April 18, 1998.

                            INVESTMENT BANKING GROUP

                        MARKET PREMIUM SUMMARY VALUATION
                         MERGER & ACQUISITION ACTIVITY
                                  SINCE 1/1/95

                                MARKET PREMIUMS

                                                              MEDIAN PREMIUMS
TRANS.                                          --------------------------------------------
STRUCTURE                                       1 DAY PRIOR    1 WEEK PRIOR    4 WEEKS PRIOR
---------                                       -----------    ------------    -------------
All Cash.....................................      24.0%           27.5%           33.6%

                           IMPLIED AUSTIN SHARE PRICE

                                                            IMPLIED SHARE PRICES
TRANS.                                          --------------------------------------------
STRUCTURE                                       1 DAY PRIOR    1 WEEK PRIOR    4 WEEKS PRIOR
---------                                       -----------    ------------    -------------
All Cash.....................................     $21.54          $20.88          $21.21
                                                  ------          ------          ------
Actual Stock Prices:.........................     $17.38          $16.38          $15.88
                                                  ------          ------          ------

                            INVESTMENT BANKING GROUP

                        MARKET PREMIUM SUMMARY VALUATION
                         MERGER & ACQUISITION ACTIVITY
                                  SINCE 1/1/95

                                MARKET PREMIUMS

                                                                 MEDIAN PREMIUMS
                      TRANS.                        ------------------------------------------
                    STRUCTURE                       1 DAY PRIOR   1 WEEK PRIOR   4 WEEKS PRIOR
                    ---------                       -----------   ------------   -------------
All Cash..........................................     24.0%         27.5%           33.6%

                           IMPLIED AUSTIN SHARE PRICE

                                                              IMPLIED SHARE PRICES
                     TRANS.                        -------------------------------------------
                    STRUCTURE                      1 DAY PRIOR   1 WEEK PRIOR   4 WEEKS PRIOR
                    ---------                      -----------   ------------   --------------
All Cash.........................................    $19.98         $20.55          $21.54
                                                     ------         ------          ------
30 Day Weighted Average Price....................    $16.12         $16.12          $16.12
                                                     ------         ------          ------

                            INVESTMENT BANKING GROUP

                         MERGER & ACQUISITION ACTIVITY
                        JANUARY 1, 1995 -- MARCH 3, 1998
                               CASH TRANSACTIONS

  DATE        DATE
ANNOUNCED    UNCON.             ACQUIROR NAME                      TARGET NAME              ACQUIROR BUSINESS DESCRIPTION
---------   --------            -------------                      -----------              -----------------------------
01/03/95    06/01/95   First Union Natl Bk of Florida    Coral Gables Fedcorp Inc          Commercial bank
01/05/95    06/30/95   Minnesota Power & Light Co        ADESA Corp                        Electric utility
01/06/95    07/12/95   Eridania Beghin-Say(Montediso)    American Maize-Products Co        Produce sugar
01/06/95    01/19/95   V'Power Corp                      Vector Aeromotive Corp            Investment firm
01/09/95    03/07/95   Siemens Nixdorf Info AG           Pyramid Technology Corp           Mnfr wiring devices, computers
01/09/95    05/17/95   Investor Group                    Standard Brands Paint Co          Investor group
01/10/95    03/31/95   Laidlaw Inc                       Mayflower Group Inc               Pvd busing, waste mgmt svcs
01/13/95    07/13/95   ADAC Laboratories                 Community Health Computing        Mnfr diagnostic imaging sys
01/13/95    08/18/95   Staten Island Savings Bank        Gateway Bancorp, New York         Savings bank
01/19/95    03/16/95   ALC Communications Corp           ConferTech International          Pvd long distance commun svcs
01/30/95    11/30/95   First Banks Inc, Clayton, MO      QCB Bancorp                       Commercial bank holding co
02/03/95    03/17/95   Clark Equipment Co                Club Car Inc                      Mnfr, whl construction equip
02/03/95    11/02/95   National Australia Bank Ltd       Michigan National Corp            Bank, insurance co
02/07/95    07/12/95   WMX Technologies Inc              Rust International Inc            Pvd chemical waste mgmt svcs
02/15/95    03/31/95   Hollywood Entertainment Corp      Title Wave Stores Inc             Own op video rental stores
02/27/95    08/31/95   Conseco Inc                       CCP Insurance Inc                 Insurance holding company
02/28/95    07/18/95   Hoechst AG                        Marion Merrell Dow Inc            Mnfr chemicals and fibers
03/02/95    08/30/95   Trans Union (Marmon Holdings)     DATEQ Information Network         Pvd credit reporting svcs
03/02/95    05/26/95   Luxottica Group SpA               US Shoe Corp (Luxottica Group)    Manufacture eyeglass frames
03/06/95    08/01/95   Mothers Work Inc                  A Pea in the Pod Inc              Own, operate maternity stores
03/08/95    04/26/95   Marvel Entertainment Group Inc    SkyBox International              Publish comic books
03/08/95    07/06/95   ENSERCH Corp                      Sunrise Energy Services Inc       Gas transmission, distribution
03/14/95    04/25/95   Penske Truck Leasing Co LP        Leaseway Transportation Corp      Provide truck leasing services
03/15/95    06/16/95   LinPac Mouldings Ltd              Ropak Corp                        Mfr plastic-injected mouldings
03/15/95    03/15/95   Remy Capital Partners III LP      UTI Energy Corp                   Investment partnership
03/17/95    05/01/95   Waste Management Inc              Resource Recycling Techs Inc      Solid, chemical waste mgmt svc
03/24/95    04/26/95   West Co Inc                       Paco Pharmaceutical Services      Mnfr packaging components
03/27/95    12/01/95   BayBanks, Boston, Massachusetts   Cornerstone Financial Corp        Bank holding company
03/28/95    05/25/95   Ingersoll-Rand Co                 Clark Equipment Co                Mnfr industrial machinery
04/03/95    05/08/95   Raytheon Co                       E-Systems Inc                     Mnfr radar equipment, aircrafts
04/04/95    06/26/95   FMC Corp                          Moorco International              Mnfr petro equip, chemicals
04/05/95    08/02/95   Club Mediterranee SA              Club Med Inc                      Op travel agency, hotel resorts
04/05/95    04/05/95   Coinmach Corp                     Solon Automated Services Inc      Mnfr, whl laundry equipment
04/06/95    08/31/95   Apollo Holding Inc                Intermetrics Inc                  Investor group
04/07/95    10/03/95   McCaw Cellular Commun(AT&T)       LIN Bdcstg (McCaw Cellular)       Pvd cellular commun services
04/10/95    01/04/96   Investor Group                    Kemper Corp                       Investor group

                                              VALUE OF     PRICE    PREMIUM   PREMIUM   PREMIUM
  DATE                                       TRANSACTION    PER      1 DAY    1 WEEK    4 WEEKS
ANNOUNCED    TARGET BUSINESS DESCRIPTION       ($ MIL)     SHARE     PRIOR     PRIOR     PRIOR
---------    ---------------------------     -----------   ------   -------   -------   -------
01/03/95   Bank holding company                 515.7       26.59     23.7%     26.6%     43.7%
01/05/95   Wholesale automobiles                165.3       17.00     19.3%     25.9%     38.8%
01/06/95   Produce corn; mnfr tobacco prod      434.0       40.00     49.5%     56.9%     66.7%
01/06/95   Manufacture exotic sports cars         5.5          --
01/09/95   Manufacture, whl computers           205.1       16.00     30.6%     23.1%     43.8%
01/09/95   Mnfr paints, varnishes                18.0          --
01/10/95   Trucking and bussing services        158.4       12.39
01/13/95   Manufacture medical equipment         16.5          --
01/13/95   Bank holding co                       56.8       12.61     20.1%     26.1%      9.7%
01/19/95   Mnfr teleconferencing systems         66.0        8.00     45.5%     28.0%     85.5%
01/30/95   Bank holding company                   5.0          --
02/03/95   Manufacture golf cars                243.0       25.00     50.4%     47.1%     57.5%
02/03/95   Bank holding company                1713.3      110.00     25.7%     26.4%     44.5%
02/07/95   Provide engineering services          56.9       16.35     27.0%     39.1%     39.1%
02/15/95   Own, op record & tape stores           8.5        2.00     33.3%     77.8%     34.7%
02/27/95   Insurance company                    273.7       23.25     20.0%     30.1%     23.2%
02/28/95   Manufacture pharmaceuticals         7264.6       25.75      8.4%     14.4%     11.4%
03/02/95   Provide info retrieval svcs           19.1        5.41     27.3%     27.3%     27.3%
03/02/95   Manufacture shoes                   1326.4       28.00     45.5%     45.5%     43.6%
03/06/95   Own, op women's clothing stores       22.5        5.50     37.5%     83.3%     57.1%
03/08/95   Print trading cards                  136.6       16.00     29.3%     33.3%     31.3%
03/08/95   Pvd natural gas distn services         8.5          --
03/14/95   Trucking company, related svcs       199.8       20.00     54.6%     55.3%     60.0%
03/15/95   Manufacture plastic containers        28.5       11.00      4.8%      6.0%      4.8%
03/15/95   Pvd oil, nat gas drilling svcs         7.8        4.50     28.6%     20.0%     12.5%
03/17/95   Waste mgmt, recycling services        33.5       11.50     37.3%     50.8%     46.0%
03/24/95   Pharmaceutical packaging prod         50.5       12.25     66.1%     66.1%     58.1%
03/27/95   Bank holding company                  21.3        8.80      8.3%     35.4%     32.8%
03/28/95   Mnfr, whl construction equip        1467.4       86.00     63.4%     69.9%     60.7%
04/03/95   Mnfr defense electronics            2255.2       64.00     41.0%     43.0%     46.3%
04/04/95   Mnfr totalizing fluid meters         316.5       28.00    105.5%    111.3%     91.5%
04/05/95   Operate vacation resorts             153.4       32.00     41.4%     39.9%     44.6%
04/05/95   Operate coin laundries                11.5          --
04/06/95   Pvd computer programming svcs         27.9        6.80     60.0%     60.0%     43.2%
04/07/95   Pvd cellular commun services        3209.4      129.90     18.2%     19.7%     19.7%
04/10/95   Life insurance company              1872.4       49.80     20.7%     24.5%     21.5%

                                                 INVESTMENT BANKING GROUP
                                       MERGER & ACQUISITION ACTIVITY -- (CONTINUED)
                                             JANUARY 1, 1995 -- MARCH 3, 1998
                                                     CASH TRANSACTIONS

  DATE        DATE
ANNOUNCED    UNCON.             ACQUIROR NAME                      TARGET NAME              ACQUIROR BUSINESS DESCRIPTION
---------   --------            -------------                      -----------              -----------------------------
04/12/95    04/12/95   Loral Conic (Loral Corp)          Microcom Inc                      Mnfr radio, tv commun equip
04/12/95    10/20/95   Roosevelt Finl Group, Missouri    WSB Bancorp Inc                   Bank holding company
04/18/95    06/30/95   California Bancshares Inc         First Community Bankshares, CA    Commercial bank
04/26/95    08/11/95   Stonington Partners Inc           Dictaphone Corp                   Investment firm
04/28/95    06/16/95   ICI PLC                           Grow Group Inc                    Manufacture petrochemicals
04/28/95    06/02/95   American Vision Centers Inc       NuVision Inc                      Operate retail optical stores
05/03/95    10/24/95   Manor Healthcare Corp             In Home Health Inc                Nursing homes
05/04/95    06/08/95   Douglas & Lomason Co              Bestop Inc                        Wholesale motor vehicles
05/10/95    06/14/95   General Signal Corp               Best Power Technology Inc         Mnfr electric control equip
05/15/95    09/20/95   Entex Information Svcs            Random Access Inc                 Pvd computer integrated svcs
05/15/95    11/14/95   DMB Property Ventures LP          UDC Homes Inc                     RE investment, dvlp firm
05/16/95    01/05/96   Independence Community Bank       Bay Ridge Bancorp Inc             Mutual savings bank holding co
05/16/95    05/16/95   Philips Electronics North         Regina Co Inc                     Mnfr home entertainment prod
05/17/95    07/27/95   American Tractebel Corp           CRSS Inc (American Tractebel)     Mnfr semiconductors
05/19/95    12/06/95   BIC SA                            Bic Corp (BIC SA)                 Manufacture pens and lighters
05/22/95    09/21/95   MCI Communications Corp           Nationwide Cellular Services      Pvd telecommunication services
05/25/95    11/08/95   Computer Associates Intl Inc      Legent Corp                       Develop applications software
05/30/95    05/30/95   First Interstate Bancorp, CA      MNB Bancshares Inc                Bank holding company
05/30/95    09/01/95   Schein Pharmaceutical Inc         Marsam Pharmaceuticals Inc        Manufacture pharmaceuticals
06/05/95    09/01/95   Dyson Dyson & Dunn Inc            Designatronics Inc                Wholesale lumber, plywood
06/05/95    07/05/95   IBM Corp                          Lotus Development Corp            Mnfr computers, office equip
06/09/95    08/30/95   Thermo Electron Corp              Bird Medical Technologies Inc     Mnfr cogeneration systems
06/19/95    12/20/95   HVB Ltd                           BioSafety Systems Inc             Investment firm
06/19/95    10/03/95   Unitrin Inc                       Milwaukee Insurance Group Inc     Insurance company
06/20/95    01/03/96   ALBANK FSB (ALBANK Financial)     Marble Financial Corp             Savings and loan
06/20/95    03/08/96   Investor Group                    Marietta Corp                     Investor group
06/22/95    12/06/95   Genetics Institute Inc            SciGenics Inc                     Pharmaceutical prods, R&D
07/04/95    04/01/96   Johnston Industries Inc           Jupiter National Inc (Johnston)   Mnfr woven indl textile prod
07/05/95    01/10/96   NationsBank Corp, Charlotte, NC   CSF Holdings Inc                  Bank hldg co; pvd finl svcs
07/06/95    08/04/95   United Acquisition Co             Arcus Inc (Armored Transport)     Investment firm
07/10/95    01/03/96   THORN Americas Inc (Thorn EMI)    Advantage Companies Inc           Provide rental equipment svcs
07/10/95    08/11/95   Sandoz AG                         Genetic Therapy Inc               Manufacture dyestuffs
07/10/95    09/05/95   Danaher Corp                      Joslyn Corp                       Mnfr auto parts, main equip
07/14/95    12/11/95   COBE Laboratories (Gambro AB)     REN Corp-USA (COBE Labs Inc)      Mnfr medical equipment

                                         INVESTMENT BANKING GROUP
                               MERGER & ACQUISITION ACTIVITY -- (CONTINUED)
                                     JANUARY 1, 1995 -- MARCH 3, 1998
                                            CASH TRANSACTIONS
                                              VALUE OF     PRICE    PREMIUM   PREMIUM   PREMIUM
  DATE                                       TRANSACTION    PER      1 DAY    1 WEEK    4 WEEKS
ANNOUNCED    TARGET BUSINESS DESCRIPTION       ($ MIL)     SHARE     PRIOR     PRIOR     PRIOR
---------    ---------------------------     -----------   ------   -------   -------   -------
04/12/95   Mnfr data comm products                7.0          --
04/12/95   Commercial bank                       26.2       22.75     15.2%     12.3%     30.0%
04/18/95   Bank holding company                  16.3          --
04/26/95   Dictating mach, office equip         450.0          --
04/28/95   Mnfr paints, chemicals               353.5       22.00     30.4%     38.6%     37.5%
04/28/95   Eye care products stores              21.7        7.60     32.2%     38.2%     35.1%
05/03/95   Pvd home health care services         20.0          --
05/04/95   Manufacture automobile parts          44.1       12.75     22.0%     18.6%     27.5%
05/10/95   Mnfr power protection equip          201.1       21.00     61.5%     68.0%     75.0%
05/15/95   Own, operate computer stores          22.1        3.25      6.1%     26.8%     23.8%
05/15/95   Construct homes; RE development      109.2        9.47      0.0%      0.0%    741.8%
05/16/95   Savings and loan                     133.2       22.06     24.3%     20.9%     35.8%
05/16/95   Mnfr vacuum cleaners, products        17.5          --
05/17/95   Provide engineering services         191.6       14.50     45.0%     56.8%     56.8%
05/19/95   Mnfr writing instruments             212.6       40.50     13.3%     12.5%     28.6%
05/22/95   Pvd cellular telephone svcs          174.3       18.50      5.7%      8.0%     18.4%
05/25/95   Develop software                    1799.0       47.95     53.4%     65.3%     76.0%
05/30/95   Savings and loan                       5.0          --
05/30/95   Mnfr generic drug products           239.0       21.00     29.2%     47.4%     55.6%
06/05/95   Mnfr speed changers                   17.4        6.00     45.5%     29.7%     29.7%
06/05/95   Develop applications software       3263.8       64.00     96.9%    100.8%    103.2%
06/09/95   Mnfr respiratory care prod            61.4        9.25     39.6%     57.4%     72.1%
06/19/95   Mnfr healthcare gloves, masks         10.6        3.16     40.4%     40.4%     44.5%
06/19/95   Insurance holding company             92.7       22.00     63.0%     63.0%     77.8%
06/20/95   Bank holding company                  62.6       18.00     37.1%     35.8%     46.9%
06/20/95   Mnfr, wholesale toiletries            33.8       10.25      6.5%     24.2%     36.7%
06/22/95   Manufacture biological prod           29.3       14.00     (1.8%)     7.7%     (1.8%)
07/04/95   Venture capital firm                  30.5       33.97      0.0%     25.8%     47.7%
07/05/95   Bank holding company                 401.1       39.50     26.9%     19.7%     30.0%
07/06/95   Provide security services             50.1        6.33      1.3%      1.3%      1.3%
07/10/95   Telecomm services, magazines          77.7       18.50
07/10/95   Dvlp delivery sys; Pvd research      283.4       21.00     37.7%     38.8%     84.6%
07/10/95   Electrical transmission equip        227.1       34.00     37.4%     34.7%     29.5%
07/14/95   Own, op kidney dialysis centers      182.1       20.00     27.0%     20.3%     26.0%

                                                 INVESTMENT BANKING GROUP
                                       MERGER & ACQUISITION ACTIVITY -- (CONTINUED)
                                             JANUARY 1, 1995 -- MARCH 3, 1998
                                                     CASH TRANSACTIONS

  DATE        DATE
ANNOUNCED    UNCON.             ACQUIROR NAME                      TARGET NAME              ACQUIROR BUSINESS DESCRIPTION
---------   --------            -------------                      -----------              -----------------------------
07/17/95    08/22/95   Lear Seating Corp                 Automotive Industries Holding     Mnfr automobile seats
07/17/95    11/08/95   LG Electronics Co Ltd. (LG Grp)   Zenith Electronics Corp           Mnfr electronic components
07/31/95    01/11/96   Reliance Bancorp Inc, New York    Sunrise Bancorp Inc               Bank holding company
08/01/95    11/24/95   Westinghouse Electric Corp        CBS Inc                           Mnfr elec defense electn equip
08/04/95    09/12/95   Advance Publications Inc          American City Business Journal    Publish newspapers, magazines
08/04/95    02/29/96   Trigon Blue Cross Blue Shield     Mid-South Insurance Co            Pvd hospital, med service plans
08/09/95    09/30/95   Loewen Group Inc                  MHI Group Inc                     Own, operate funeral homes
08/10/95    10/13/95   Humana Inc                        Emphesys Financial Group Inc      Own and operate HMOs
08/10/95    11/15/95   Agrium Inc                        Nu-West Industries Inc            Manufacture fertilizers
08/11/95    02/01/96   Life Bancorp Inc                  Seaboard Bancorp Inc              Bank holding company
08/15/95    10/06/95   Johnson Matthey PLC               Advance Circuits Inc              Mnfr dyes, pigments, paints
08/16/95    08/16/95   Investor                          Abigail Adams National Bancorp    Investor
08/17/95    01/15/96   Standard Fed Bancorp, Troy, MI    FSB Financial Corp                Commercial bank
08/22/95    12/29/95   First Midwest Finl, Iowa          Iowa Bancorp Inc                  Bank holding company
08/23/95    10/04/95   Schering Berlin Inc               Medrad Inc                        Manufacture pharmaceuticals
08/25/95    01/02/96   Berkshire Hathaway Inc            GEICO Corp (Berkshire Hathaway)   Property, casualty insurance co
08/28/95    02/01/96   First Nationwide Bank, TX         SFFed Corp                        Savings bank
08/29/95    09/29/95   Vista 2000 Inc                    American Consumer Products Inc    Develop security systems
08/30/95    01/03/96   Michigan Physicians Mutual        Kentucky Medical Insurance Co     Surety insurance co
08/31/95    02/01/96   Ace Cash Express Inc              Check Express Inc                 Provide check cashing services
08/31/95    04/01/96   Western Ohio Financial Corp       Mayflower Financial Corp          Investment firm
09/07/95    03/06/96   Principal Health Care Inc         Admar Group Inc                   Own and operate HMO's
09/08/95    12/26/95   Pelican Cos Inc                   Sunbelt Cos Inc                   Wholesale lumber
09/12/95    10/20/95   Textron Inc                       Elco Industries Inc               Mnfr aircraft engines, parts
09/13/95    01/19/96   Barnett Banks, Jacksonville, FL   First Financial Bancshares        Commercial bank
09/14/95    11/11/95   Thomas Nelson Inc                 CR Gibson Co                      Publish books
09/15/95    01/11/96   Measurex Corp                     Data Measurement Corp             Mnfr comptr process cntrl sys
09/18/95    09/23/96   Shinhan Bank                      Marine National Bank, Irvine, CA  Foreign bank
09/19/95    10/31/95   Breuners Home Furnishings Corp    Huffman Koos (SGH/JG Inds Inc)    Own, operate furniture store
09/22/95    03/01/96   Republic New York Corp, NY, NY    Brooklyn Bancorp Inc              Bank holding company
09/25/95    09/25/95   CD Spangler                       National Gypsum Co (Delcor)       Investment firm
09/25/95    11/06/95   Mallinckrodt Veterinary Inc       Syntro Corp                       Manufacture animal food
09/26/95    12/21/95   SCOR                              SCOR US Corp (SCOR SA)            Insurance holding company
09/29/95    10/02/95   Investors                         Prudential Reinsurance Hldgs      Investors
10/04/95    12/22/95   Westcorp                          Hammond Co                        Bank holding company
10/09/95    10/09/95   Investors                         Personnel Group of America Inc    Investors

                                         INVESTMENT BANKING GROUP
                               MERGER & ACQUISITION ACTIVITY -- (CONTINUED)
                                     JANUARY 1, 1995 -- MARCH 3, 1998
                                            CASH TRANSACTIONS
                                              VALUE OF     PRICE    PREMIUM   PREMIUM   PREMIUM
  DATE                                       TRANSACTION    PER      1 DAY    1 WEEK    4 WEEKS
ANNOUNCED    TARGET BUSINESS DESCRIPTION       ($ MIL)     SHARE     PRIOR     PRIOR     PRIOR
---------    ---------------------------     -----------   ------   -------   -------   -------
07/17/95   Mnfr autoparts                       613.1       33.50      3.9%     10.7%     45.7%
07/17/95   Mnfr consumer electronics            186.2       10.00     17.6%     29.0%     29.0%
07/31/95   Bank holding company                 116.8       32.00      9.9%     11.3%     11.3%
08/01/95   Own, op TV, radio stations          5122.3       82.07     24.8%     22.5%     18.9%
08/04/95   Publish journals and magazines       205.4       28.00     28.7%     23.1%     28.0%
08/04/95   Health, accident, life ins co         85.5       15.67     56.7%     56.7%     45.8%
08/09/95   Pvd funeral, crematory svcs           69.9       10.25     15.5%     34.4%     46.4%
08/10/95   Insurance holding company            642.8       37.50     13.6%     (3.8%)     1.4%
08/10/95   Manufacture fertilizers               87.7       10.50    (12.5%)   (12.5%)    (8.7%)
08/11/95   Bank holding company                   8.2        1.65     10.0%     20.0%     32.0%
08/15/95   Mnfr printed circuit boards          171.0       22.50     39.5%     36.4%     37.4%
08/16/95   Bank holding company                   5.1          --
08/17/95   Savings bank                          27.2       23.50     19.0%     27.0%     32.4%
08/22/95   Commercial bank                        9.0          --
08/23/95   Mnfr medical instruments             181.2       28.00     25.8%     25.8%     28.7%
08/25/95   Insurance and financial svcs        2349.2       70.00     25.6%     23.1%     25.3%
08/28/95   Savings and loan                     264.0       32.00     21.9%     36.9%     43.4%
08/29/95   Mnfr consumer hardware prods          13.0        5.30     17.8%     28.5%     41.3%
08/30/95   Insurance company                     25.0       12.37     45.5%     37.4%     76.7%
08/31/95   Provide check cashing services         6.3        1.20     37.1%     37.1%     37.1%
08/31/95   Savings and loan holding co           10.0       28.50
09/07/95   Provide health care mgmt svcs         19.8        2.25     60.0%     84.6%     75.6%
09/08/95   Wholesale lumber                      18.0        7.95     32.5%     27.2%     44.5%
09/12/95   Mnfr fasteners, hardware             182.2       36.00     93.3%     97.3%    100.0%
09/13/95   Savings bank                          20.0       15.51      8.8%      8.8%     17.1%
09/14/95   Mnfr, publish memory books            67.5        9.00      2.9%      1.4%      5.9%
09/15/95   Mnfr quality control instr            32.2       18.63      2.4%     18.3%     11.2%
09/18/95   Commercial bank                       21.9          --
09/19/95   Own, operate furniture stores         37.6        9.38     50.0%     38.9%     33.9%
09/22/95   Commercial bank                      508.8       41.50      9.2%      9.6%     15.7%
09/25/95   Mnfr gypsum, wallboard prods        1134.9       54.00      0.0%      0.9%      0.9%
09/25/95   Manufacture vaccines                  41.5        3.55     42.0%     42.0%     49.5%
09/26/95   Reinsurance holding company           59.9       15.25     37.1%     35.6%     38.6%
09/29/95   Insurance holding company            837.5          --
10/04/95   Mortgage bank; holding co              5.4          --
10/09/95   Pvd temporary staffing svcs          105.0       13.13

                                                 INVESTMENT BANKING GROUP
                                       MERGER & ACQUISITION ACTIVITY -- (CONTINUED)
                                             JANUARY 1, 1995 -- MARCH 3, 1998
                                                     CASH TRANSACTIONS

  DATE        DATE
ANNOUNCED    UNCON.             ACQUIROR NAME                      TARGET NAME              ACQUIROR BUSINESS DESCRIPTION
---------   --------            -------------                      -----------              -----------------------------
10/09/95    03/13/96   Pioneer Financial Services        Universal Fidelity Life Ins Co    Life, health, accident ins svcs
10/10/95    05/07/96   Pacific Bank NA, CA               Burlingame Bancorp                Commercial bank
10/13/95    11/13/95   Twentieth Century Fox Film        Carolco Pictures Inc              Radio, TV stations; movie prod
10/13/95    03/08/96   Chelton Communications Systems    Kevlin Corp                       Mnfr electronic components
10/18/95    11/28/95   Rhone-Poulenc Rorer Inc           Applied Immune Sciences Inc       Manufacture pharmaceuticals
10/18/95    03/29/96   Logicon Inc                       Geodynamics Corp                  Pvd computer svcs to military
10/20/95    10/20/95   Roosevelt Bank, Chesterfield, MO  Washington Savings Bank FSB       Savings bank
10/23/95    12/07/95   Diebold Inc                       Griffin Technology Inc            Mnfr ATMs, security equip
10/26/95    01/17/96   Hyundai Electronics Industries    Maxtor Corp                       Mnfr computers, semiconductors
10/30/95    12/28/95   SoftKey International Inc         Learning Co                       Develops consumer software
10/30/95    06/07/96   Great Financial Corp, Kentucky    LFS Bancorp                       Bank holding company
10/31/95    02/06/96   Alberto-Culver Co                 St Ives Laboratories              Mnfr and whl consumer products
11/02/95    06/20/96   Riverside Group Inc               Wickes Lumber Co                  Fire, marine casualty ins co
11/03/95    06/26/96   Dime Savings Bk, Williamsburgh    Conestoga Bancorp Inc             Savings bank
11/06/95    01/10/96   Marquette Electronics Inc USA     E For M Corp                      Mnfr electromedical apparatus
11/06/95    02/01/96   Airline Investors Partnership     Hawaiian Airlines Inc (HAL Inc)   Investment firm
11/06/95    01/08/96   Compaq Computer Corp              NetWorth Inc (Ungermann-Bass)     Manufacture personal computers
11/06/95    01/10/96   Sherwin-Williams Co               Pratt & Lambert United Inc        Mnfr and retail paint products
11/08/95    02/15/96   ADT Ltd                           Alert Centre Inc (ADT Ltd)        Provide security, cleaning svcs
11/08/95    04/23/96   MA Hanna Co                       CIMCO Inc                         Mnfr rubber, plastic polymers
11/08/95    02/23/96   Packaging Acq (MST Part, MST Of)  Dolco Packaging Corp              Investment firm
11/10/95    04/29/96   Bank of the West                  Northbay Financial Corp, CA       Commercial bank
11/13/95    04/22/96   Harris Savings Assn, Harrisburg   First Harrisburg Bancor Inc       Savings bank
11/13/95    12/19/95   S.O.C. Corp (Blount/Blount Int)   Simmons Outdoor Corp              Whl professional equipment
11/14/95    12/29/95   Main Line Fed Svgs Bk (MLF Ban)   Suburban Federal Savings Bk, PA   Savings bank
11/15/95    05/02/96   ERD Waste Corp                    Environmental Services of Amer    Pvd waste mgmt, business svcs
11/22/95    01/31/96   Baxter Healthcare Corp            PSICOR Inc                        Manufacture pharmaceuticals
11/27/95    01/11/96   Wolters Kluwer NV                 Commerce Clearing House Inc       Publish newspapers, books
11/29/95    02/16/96   Kuhlman Corp                      Communication Cable Inc           Mnfr transformers, indl springs
12/07/95    02/16/96   Syratech Corp                     Rauch Industries Inc              Manufacture silver flatware
12/11/95    01/19/96   Tyco International Ltd            Earth Technology Corp USA         Mnfr fire protection systems
12/11/95    07/01/96   Capital City Bank Group, FL       First Financial Bancorp Inc       Commercial state bank
12/11/95    06/28/96   Union Safe Deposit Bank           Great Valley Bank, Ceres, CA      Commercial bank
12/11/95    01/22/96   Newell Co                         Holson Burnes Group Inc           Mnfr food serving, storage prod

                                         INVESTMENT BANKING GROUP
                               MERGER & ACQUISITION ACTIVITY -- (CONTINUED)
                                     JANUARY 1, 1995 -- MARCH 3, 1998
                                            CASH TRANSACTIONS
                                              VALUE OF     PRICE    PREMIUM   PREMIUM   PREMIUM
  DATE                                       TRANSACTION    PER      1 DAY    1 WEEK    4 WEEKS
ANNOUNCED    TARGET BUSINESS DESCRIPTION       ($ MIL)     SHARE     PRIOR     PRIOR     PRIOR
---------    ---------------------------     -----------   ------   -------   -------   -------
10/09/95   Insurance co                          26.0       28.00
10/10/95   Commercial bank                        7.5       12.00
10/13/95   Motion picture prodn svcs             50.0          --
10/13/95   Mnfr microwave components             15.9        4.54      0.0%     11.8%     17.2%
10/18/95   Mnfr blood therapeutic systems        84.6       11.75     67.9%     51.6%     38.2%
10/18/95   Provide info engineering svcs         31.2       10.76     13.3%     13.3%     23.0%
10/20/95   Savings bank                         103.7       22.75    360.8%    372.7%    295.7%
10/23/95   Mnfr, whl computers                   18.0        7.75     (8.8%)     0.0%     (6.1%)
10/26/95   Mnfr computer disk drives            228.2        6.70     42.9%     64.9%     44.9%
10/30/95   Develop educational software         579.6       67.50     80.0%     95.7%     84.9%
10/30/95   Commercial bank                       68.5       19.50     16.4%      7.2%      6.8%
10/31/95   Manufacture personal care prod       110.4       15.00     20.0%     50.0%     55.8%
11/02/95   Whl, ret lumber; wood millwork        10.0        5.00    (36.5%)   (39.4%)   (47.0%)
11/03/95   Commercial bank; holding co          105.3       21.25     11.8%     13.3%     18.9%
11/06/95   Manufacture HDTVs                     88.9       12.00     29.7%     37.1%     31.5%
11/06/95   Passenger airline                     20.0        1.10    (64.8%)   (60.9%)   (64.1%)
11/06/95   Mnfr networking equipment            342.5       42.00     21.7%     48.7%    111.3%
11/06/95   Mnfr, whl paints, adhesives          405.2       35.00     68.7%     60.9%     49.7%
11/08/95   Pvd alarm maintenance svcs            93.1        9.25     94.7%    117.6%    120.9%
11/08/95   Thermoplastic products                31.8       10.50    104.9%    147.1%    133.3%
11/08/95   Mnfr packaging, shipping prods        31.8       21.00     (9.7%)   (15.2%)   (12.5%)
11/10/95   Svgs bk; provide credit svcs          45.9       15.75     21.2%     21.2%     16.7%
11/13/95   Savings and loan                      35.2       14.77     31.3%     24.4%     15.8%
11/13/95   Whl professional equipment            34.2       10.40     66.4%     73.3%     77.0%
11/14/95   Savings bank                           5.7       10.25
11/15/95   Provide disposal services              7.5        1.66     39.8%     66.0%     39.8%
11/22/95   Provide health services               81.3       17.50     14.8%     25.0%     48.9%
11/27/95   Publish books and law reports       1901.0       55.50    100.0%    115.5%    131.3%
11/29/95   Mnfr, whl electronic cable            51.7       14.00     55.6%     55.6%     47.4%
12/07/95   Manufacture glass products            48.2       13.00     35.1%     31.6%     32.5%
12/11/95   Hazardous waste consulting svc        69.6        8.00     36.2%     33.3%     73.0%
12/11/95   Bank holding co; savings bank         11.0       22.00     11.4%     14.3%     20.5%
12/11/95   Commercial bank                       12.2        8.75
12/11/95   Manufacture photo albums              34.0        5.50      4.8%     41.9%     46.7%

                                                 INVESTMENT BANKING GROUP
                                       MERGER & ACQUISITION ACTIVITY -- (CONTINUED)
                                             JANUARY 1, 1995 -- MARCH 3, 1998
                                                     CASH TRANSACTIONS

  DATE        DATE
ANNOUNCED    UNCON.             ACQUIROR NAME                      TARGET NAME              ACQUIROR BUSINESS DESCRIPTION
---------   --------            -------------                      -----------              -----------------------------
12/14/95    06/10/96   Standard Federal Bank, Troy, MI   Bell Bancorp Inc, Chicago, IL     Savings bank
12/18/95    01/29/96   American Brands Inc               Cobra Golf Inc                    Mnfr cigarettes, cigars
12/19/95    05/31/96   First Nationwide Bank, CA         Home Fed Finl, San Francisco, CA  Savings and loan
12/20/95    02/05/96   Thomson US Holdings Inc           SCS/Compute Inc                   Publish newspapers
01/02/96    01/02/96   Investor                          Auto Parts Club Inc               Investor
01/03/96    08/28/96   Recoton Corp                      International Jensen Inc          Mnfr audio, video equipment
01/05/96    09/09/96   Investor Group                    Finl Institutions Ins Grp Ltd     Investor group
01/05/96    02/15/96   GreenGrass Holdings               Swing-N-Slide Corp                Investment holding company
01/09/96    04/30/96   CompuWare Corp                    Technalysis Corp                  Dvlp, whl software systems
01/16/96    02/26/96   Multicare Cos Inc                 Concord Health Group              Own, op nursing care facilities
01/16/96    04/10/96   Depuy Inc (Corange Ltd)           Orthopedic Technology Inc         Mnfr orthopedic devices
01/18/96    07/02/96   Pfizer Inc                        Corvita Corp                      Manufacture pharmaceuticals
01/23/96    05/09/96   Spartech Corp                     Portage Industries Corp           Manufacture plastic products
01/24/96    07/16/96   First Maryland Bancorp, MD        1st Washington Bancorp Inc        Bank holding company
01/24/96    08/08/96   Chartwell Leisure Associates      National Lodging Corp             Own and operate hotels
01/26/96    05/15/96   Charter Financial Inc, Illinois   Community Savings Bk, Marion, IL  Savings bank; holding co
01/29/96    04/08/96   WH Brady Co                       Varitronic Systems Inc            Mnfr indl labeling machines
01/31/96    03/04/96   IBM Corp                          Tivoli Systems Inc                Mnfr computers, office equip
02/05/96    06/19/96   Bay View Capital, San Mateo, CA   CTL Credit Inc                    Bank holding company
02/08/96    07/31/96   Meridian Insurance Group          Citizens Security Group Inc       Insurance holding company
02/12/96    05/03/96   Essilor of America Inc            Benson Eyecare Corp               Mnfr, whl ophthalmic goods
02/12/96    05/01/96   Honeywell Inc                     Duracraft Corp                    Mnfr automation, control sys
02/13/96    07/12/96   Horizon/CMS Healthcare Corp       Medical Innovations Inc           Pvd nursing care services
02/13/96    08/02/96   American Federal Savings Bk, MN   Northwestern Financial Corp       Savings bank
02/14/96    03/20/96   Unilever NV                       Helene Curtis Industries Inc      Produce foods; holding company
02/15/96    05/14/96   Genstar Capital Partners II LP    Andros Inc                        Investment firm
02/15/96    04/29/96   NationsBank Corp, Charlotte, NC   LDI Corp                          Bank hldg co; pvd finl svcs
02/21/96    03/29/96   Welsh Carson Anderson & Stowe     Aurora Electronics Inc            Venture capital firm
02/29/96    07/10/96   TBC Corp                          Big O Tires Inc                   Whl tires, automobile parts
02/29/96    09/30/96   Trenton Savings Bank, NJ          Burlington County Bank, NJ        Savings and loan
03/04/96    04/08/96   Lilly Industries Inc              Guardsman Products Inc            Mnfr industrial finishings
03/07/96    07/03/96   Danaher Corp                      Acme-Cleveland Corp               Mnfr auto parts, main equip
03/13/96    04/18/96   Eaton Corp                        CAPCO Automotive Products Corp    Manufacture automotive parts
03/21/96    10/01/96   Monarch Bancorp, California       Western Bank, Los Angeles, CA     Bank holding co
03/29/96    04/26/96   Equity Holdings, Chicago, IL      Great American Mgmt & Invt Inc    Investment firm
03/29/96    10/21/96   ISB Financial, New Iberia, LA     Jefferson Bancorp, Gretna, LA     Savings bank; bank holding co

                                         INVESTMENT BANKING GROUP
                               MERGER & ACQUISITION ACTIVITY -- (CONTINUED)
                                     JANUARY 1, 1995 -- MARCH 3, 1998
                                            CASH TRANSACTIONS
                                              VALUE OF     PRICE    PREMIUM   PREMIUM   PREMIUM
  DATE                                       TRANSACTION    PER      1 DAY    1 WEEK    4 WEEKS
ANNOUNCED    TARGET BUSINESS DESCRIPTION       ($ MIL)     SHARE     PRIOR     PRIOR     PRIOR
---------    ---------------------------     -----------   ------   -------   -------   -------
12/14/95   Bank holding company                 361.2       37.50     13.6%     10.3%     23.0%
12/18/95   Mnfr sporting, athletic goods        670.4       36.00     30.3%     32.1%     32.7%
12/19/95   Bank holding company                  69.1       18.50      8.8%      2.8%     15.6%
12/20/95   Pvd income tax processing svcs        17.8        6.75    134.8%    157.1%    145.5%
01/02/96   Mnfr, whl auto parts                   5.1          --
01/03/96   Mnfr radios and televisions          109.1       11.00     29.4%     57.1%     49.2%
01/05/96   Investment holding company            53.0       16.00      9.4%     (1.5%)    (4.1%)
01/05/96   Mnfr backyard swings, slides          22.8        6.50    (25.7%)   (29.7%)   (36.6%)
01/09/96   Develop software                      32.6       14.00     12.0%     16.7%     16.7%
01/16/96   Pvd healthcare mgmt services         126.9        7.35     25.1%     43.4%     58.9%
01/16/96   Manufacture surgical supplies         45.2       10.43     26.4%     43.9%     49.0%
01/18/96   Manufacture medical equipment         78.5       10.25     (2.4%)     2.5%     (2.4%)
01/23/96   Mnfr extruded plastic sheets          15.8        6.60     46.7%     79.0%     79.0%
01/24/96   Bank holding company                  81.9        8.13     27.5%     51.2%     44.4%
01/24/96   Own and operate casinos               57.0       14.25     34.1%     26.7%      0.0%
01/26/96   Savings bank                           7.5       50.00
01/29/96   Mnfr typewriters                      42.5       17.50     79.5%     79.5%     62.8%
01/31/96   Dvlp systems mgmt software           709.8       47.50     25.8%     25.0%     41.8%
02/05/96   Bank holding company                  65.0       18.00     53.2%     82.3%     69.4%
02/08/96   Insurance holding company             22.6       12.50     88.7%    108.3%    117.4%
02/12/96   Wholesale ophthalmic goods           210.3        6.60    (26.7%)   (30.5%)   (17.5%)
02/12/96   Mnfr electric housewares             286.7       43.50     58.2%     50.0%     68.1%
02/13/96   Pvd home health care services         30.3        1.85     13.8%     18.4%      5.7%
02/13/96   Bank holding co; coml bank            12.5       23.25
02/14/96   Mnfr perfumes, cosmetics             737.4       70.00     18.6%     30.2%     71.8%
02/15/96   Mnfr infrared gas analyzers           92.6       18.00     16.1%     24.1%     35.8%
02/15/96   Computer equip leasing svcs           28.1        4.10     31.2%     21.5%     49.1%
02/21/96   Recycle integrated circuits           50.0          --
02/29/96   Own, operate tire stores              56.6       16.50      5.6%      7.3%     12.8%
02/29/96   Commercial bank                       12.5       77.00
03/04/96   Mnfr coatings, cleaning prod         227.8       23.00     32.4%     32.4%     57.3%
03/07/96   Mnfr metal cutting tools             204.4       30.00     50.0%     55.8%     56.9%
03/13/96   Mnfr automobile parts                128.9       12.50     66.7%     72.4%     78.6%
03/21/96   Savings and loan                      61.0          --
03/29/96   Invt advice and financial svcs        63.3       50.00      2.6%      4.2%      3.6%
03/29/96   Savings bank; bank holding co         52.0       23.00     15.0%     16.5%     18.7%

                                                 INVESTMENT BANKING GROUP
                                       MERGER & ACQUISITION ACTIVITY -- (CONTINUED)
                                             JANUARY 1, 1995 -- MARCH 3, 1998
                                                     CASH TRANSACTIONS

  DATE        DATE
ANNOUNCED    UNCON.             ACQUIROR NAME                      TARGET NAME              ACQUIROR BUSINESS DESCRIPTION
---------   --------            -------------                      -----------              -----------------------------
03/29/96    08/07/96   Abbott Laboratories               MediSense Inc                     Mnfr pharmaceuticals, med equip
04/02/96    08/26/96   Hibernia National Bank, LA        CM Bank Holding Co                Commercial bank
04/22/96    06/03/96   K-III Communications Corp         Westcott Communications Inc       Publish magazines
04/23/96    10/21/96   Security Banc Corp, OH            Third Financial Corp, Piqua, OH   Bank holding co; coml bank
04/26/96    07/03/96   Movie Gallery Inc                 Home Vision Entertainment Inc     Own, op video stores
04/29/96    09/03/96   Hubco Inc, Mahwah, New Jersey     Hometown Bancorporation Inc, CT   Bank holding company
05/07/96    07/03/96   Orion Capital Corp                Guaranty National Corp            Insurance company; holding co
05/10/96    10/01/96   HF Bancorp Inc, Hemet, CA         Palm Springs Savings Bank, CA     Bank holding co; savings bank
05/13/96    08/15/96   Northern Telecom Ltd (BCE Inc)    MICOM Communications Corp         Mnfr telephone apparatus
05/15/96    06/21/96   Heritage Fund I                   Klearfold Inc                     Investment firm

                                         INVESTMENT BANKING GROUP
                               MERGER & ACQUISITION ACTIVITY -- (CONTINUED)
                                     JANUARY 1, 1995 -- MARCH 3, 1998
                                            CASH TRANSACTIONS
                                              VALUE OF     PRICE    PREMIUM   PREMIUM   PREMIUM
  DATE                                       TRANSACTION    PER      1 DAY    1 WEEK    4 WEEKS
ANNOUNCED    TARGET BUSINESS DESCRIPTION       ($ MIL)     SHARE     PRIOR     PRIOR     PRIOR
---------    ---------------------------     -----------   ------   -------   -------   -------
03/29/96   Mnfr blood monitoring systems        821.6       45.00     48.8%     48.8%     39.0%
04/02/96   Bank holding company                 201.7      193.52
04/22/96   Pvd motion picture prodn svcs        438.9       21.50     43.3%     57.8%     56.4%
04/23/96   Bank holding company                  43.9       33.41     11.4%     13.7%     14.2%
04/26/96   Pvd video tape rental svcs            32.0          --
04/29/96   Bank holding company                  31.9       17.75     20.3%     29.1%     29.1%
05/07/96   Insurance company                     85.1       18.50     15.6%     15.6%     22.3%
05/10/96   Savings bank                          17.3       14.38     36.9%     43.8%     43.8%
05/13/96   Mnfr communications equipment        138.3       12.00    (14.3%)     9.1%     58.4%
05/15/96   Mnfr paperboard packaging prod        45.8          --

                            INVESTMENT BANKING GROUP

                         MERGER & ACQUISITION ACTIVITY
                        JANUARY 1, 1995 -- MARCH 3, 1998
                               CASH TRANSACTIONS

  DATE       DATE
ANNOUNCED   UNCON.           ACQUIROR NAME                   TARGET NAME           ACQUIROR BUSINESS DESCRIPTION
---------  --------          -------------                   -----------           -----------------------------
05/16/96   10/31/96  Markel Corp                    Investors Insurance Group      Insurance firm,agency
05/20/96   07/23/96  General Electric Capital Svcs  AmeriData Technologies Inc     Pvd financing services
                                                    Financing for Science Intl
05/20/96   08/29/96  Finova Group Inc               Inc                            Pvd financial services
                     Collective Bancorp, New
05/21/96   10/01/96  Jersey                         Continental Bancorporation     Bank holding company
05/24/96   09/04/96  Joint Energy Development       Clinton Gas Systems Inc        Oil and gas exploration,prodn
05/24/96   07/02/96  Lear Corp                      Masland Corp                   Mnfr automobile seats
05/27/96   02/16/97  Novartis AG                    SyStemix Inc (Novartis AG)     Manufacture pharmaceuticals
05/29/96   01/28/97  Regions Finl, Birmingham, AL   Florida First Bancorp Inc, FL  Bank holding company
06/03/96   09/30/96  Pakhoed Holding NV             Univar Corp                    Pvd freight transp services
06/06/96   10/01/96  Investor Group                 AT&T Capital Corp (AT&T Corp)  Investor group
                                                                                   Whl industrial machinery
06/06/96   07/09/96  Lacy Distribution Inc          Finish Master Inc(Maxco Inc)   equip
06/10/96   08/23/96  Vemco Acquisition Corp         Bailey Corp                    Investment holding company
06/10/96   07/22/96  Merck-Medco Managed Care Inc   SysteMed Inc                   Health insurance company
06/11/96   07/23/96  Forstmann Little & Co          Community Health Systems Inc   Investment company
06/11/96   11/30/96  TDI Financial, Chicago, IL     Security Chicago, Chicago, IL  Commercial bank; holding co
06/13/96   11/07/96  Citizens Financial Group, RI   Farmers & Mechanics Bank, CT   Savings bank; holding co
06/14/96   08/23/96  Varlen Corp                    Brenco Inc                     Mnfr custom tubular products
06/14/96   07/12/96  Falcon Holding Group LP        Falcon Cable Systems Co        Own and operate cable TV sys
06/14/96   11/14/96  Western Ohio Financial Corp    Seven Hills Financial          Investment firm
06/20/96   09/16/96  Public Storage Inc             Public Storage Properties X    Real estate investment trust
06/20/96   09/16/96  Public Storage Inc             Public Storage Properties XII  Real estate investment trust
06/21/96   08/23/96  United Communications Group    Computer Petroleum Corp        Publish newsletters
                                                    Sunrise Bancorp, Roseville,
06/24/96   11/01/96  First Banks America Inc        CA                             Savings bank
06/27/96   02/21/97  Northwest Svgs Bk, Warre, PA   Bridgeville Savings Bank       Savings and loan
06/28/96   09/27/96  Investor Group                 Salem Corp                     Investor group
                                                                                   Mnfr aircraft, defense
07/01/96   09/25/96  Rockwell International Corp    Brooktree Corp                 systems
                                                                                   Publish newspaper; cable TV
07/01/96   03/25/97  Tribune Co                     Renaissance Commun Corp        sys
07/03/96   09/05/97  Gold Kist Inc                  Golden Poultry Co Inc          Produce, wholesale poultry
07/12/96   10/10/96  Astor Chemicals                ADCO Technologies Inc          Mnfr specialty chemicals
07/22/96   10/25/96  cisco Systems Inc              Telebit Corp                   Mnfr inter-networking systems
07/23/96   02/19/97  Capstar Broadcasting Partners  Osborn Communications Corp     Own, operate radio stations

                                           VALUE OF     PRICE   PREMIUM   PREMIUM   PREMIUM
  DATE                                    TRANSACTION    PER     1 DAY    1 WEEK    4 WEEKS
ANNOUNCED   TARGET BUSINESS DESCRIPTION     ($ MIL)     SHARE    PRIOR     PRIOR     PRIOR
---------   ---------------------------   -----------   -----   -------   -------   -------
05/16/96   Insurance company; holding co       38.0       --
05/20/96   Whl computers, peripherals         454.8     16.00      4.1%     25.5%     47.1%
05/20/96   Pvd business credit services        39.2      6.40      4.5%      6.7%     12.5%
05/21/96   Bank holding company                28.7      5.00
           Oil and gas exploration,
05/24/96   prodn                               38.4      6.75      3.8%     14.9%     31.7%
05/24/96   Mnfr motor vehicle parts           413.5     26.00      6.1%     18.2%     30.0%
05/27/96   Mnfr, dvlp cellular processes      107.6     19.50      4.7%     69.6%     59.2%
05/29/96   Savings and loan; holding co        40.9     11.65     21.0%     19.5%     33.1%
06/03/96   Whl chemicals, pesticides          331.8     19.45     57.2%     54.1%     58.8%
           Pvd leasing, financing
06/06/96   services                          2128.6     45.00     37.4%     38.5%     42.3%
           Whl automotive paint,
06/06/96   coatings                            62.6     15.65     30.4%     27.8%     42.3%
06/10/96   Manufacture rubber products         47.8      8.75      5.5%      6.1%     11.1%
06/10/96   Pvd medical services                64.8      3.00     (4.0%)     4.3%      9.1%
06/11/96   Operate medical clinics           1080.0     52.00     20.2%     19.9%     18.9%
06/11/96   Commercial bank; holding co         12.5     60.00
06/13/96   Commercial bank                     52.9     32.00     58.0%     62.0%     62.0%
06/14/96   Ball and roller bearings           161.4     16.13     31.0%     30.3%     20.6%
06/14/96   Own, operate cable TV systems      247.4       --
06/14/96   Savings and loan                    11.0     19.70     19.4%     19.4%     19.4%
06/20/96   Pvd warehousing, storage svcs       50.2     20.92     13.9%     13.1%     10.8%
06/20/96   Rent storage space                  55.2     22.34     14.6%     14.6%     15.3%
06/21/96   Information retrieval svcs          12.0      3.85     28.3%     46.7%     71.1%
06/24/96   Commercial bank                     18.7      4.00     39.1%     52.4%     45.5%
06/27/96   Savings bank                        18.3     16.00     10.3%     10.3%      8.5%
06/28/96   Whl industrial mach and equip       46.6     25.00     22.0%     23.5%     11.7%
07/01/96   Manufacture semiconductors         261.8     15.00     42.9%     64.4%     16.5%
07/01/96   Own and operate TV stations       1094.4     36.00     11.6%     19.0%     20.5%
07/03/96   Produce, wholesale poultry          52.1     14.25     52.0%     50.0%     39.0%
07/12/96   Mnfr adhesives and sealants         53.8     10.25     28.1%     51.9%     57.7%
07/22/96   Mnfr data transmission equip       196.3     13.35     22.8%     22.8%      4.7%
07/23/96   Own, op radio and TV stations       89.9     15.38     28.1%     50.0%     38.2%

                            INVESTMENT BANKING GROUP

                         MERGER & ACQUISITION ACTIVITY
                        JANUARY 1, 1995 -- MARCH 3, 1998
                               CASH TRANSACTIONS


  DATE       DATE
ANNOUNCED   UNCON.           ACQUIROR NAME                   TARGET NAME           ACQUIROR BUSINESS DESCRIPTION
---------  --------          -------------                   -----------           -----------------------------
07/29/96   01/03/97  First Nationwide Bank, CA      Cal Fed Bancorp,               Savings and loan
                                                    Los Angeles, CA
07/31/96   11/13/96  Monsanto Co                    Calgene Inc                    Mnfr agro chems, manmade
                                                                                   fibers
07/31/96   09/17/96  Investor Group                 Grand Union Co                 Investor group
08/02/96   11/29/96  General Electric Capital Corp  First Colony Corp              Pvd consumer financing svcs
08/07/96   10/03/96  Magna International Inc        Douglas & Lomason Co           Mnfr auto parts, accessories
08/07/96   08/26/97  Bank SinoPac                   Far East National Bank, CA     Bank (Foreign)
08/08/96   09/17/96  Chemed Corp                    Roto-Rooter Inc (Chemed Corp)  Mnfr chems, janitorial equip
08/16/96   07/31/96  Pengo Industries Inc           Inland Resources Inc           Provide oil field services
08/21/96   11/22/96  Golden Technologies (ACX       Photocomm Inc                  Produce corn related products
                     Tech)
08/29/96   11/14/96  Cypress Group LLC              Amtrol Inc                     Investment bank
09/09/96   09/23/96  Highwoods Properties Inc       Crocker Realty Trust Inc       Real estate investment trust
09/11/96   03/04/97  American Eco Corp              Chempower Inc                  Pvd engineering services
09/16/96   03/31/97  Mutual Savings Bk, Milwaukee,  First Fed Bancshares of Eau    Savings Bank
                     WI                             Cl
09/16/96   04/11/97  Superior National Ins Group    Pac Rim Holding Corp           Pvd workers' compensation
                                                                                   svcs
09/16/96   12/06/96  Schnitzer Steel Industries     Proler International Corp      Manufacture steel products
                     Inc
09/20/96   11/01/96  Sanmina Corp                   Comptronix Corp                Mnfr printed circuit boards
09/24/96   01/02/97  Oracle Corp                    Datalogix International        Develop database software
09/30/96   02/28/97  Cullen/Frost Bankers Inc,      Corpus Christi Bancshares, TX  Bank holding company
                     Texas
10/07/96   12/02/96  Computer Associates Intl Inc   Cheyenne Software Inc          Develop applications software
10/07/96   12/05/96  Southwide Life Insurance Corp  Southland National Insurance   Life insurance company
10/08/96   11/22/96  Nash Finch Co                  Super Food Services Inc        Wholesale groceries
10/10/96   11/27/96  Renco Group Inc                WCI Steel Inc (Renco Group     Mnfr steel products
                                                    Inc)
10/15/96   06/03/97  Investor Group                 Conrail Inc                    Investor group
10/17/96   12/03/96  LF Strategic Investors         RF&P Corp                      Investment company
10/17/96   02/27/97  Investor Group                 Triad Systems Corp             Investor group
10/21/96   03/31/97  Investor Group                 Detroit & Canada Tunnel Corp   Investor group
10/21/96   04/10/97  Newnan Holdings Inc,           Tara Bankshares Corp,Georgia   Bank holding company
                     Newnan,GA
10/28/96   01/15/97  Henkel KGaA                    Loctite Corp                   Mnfr, whl chemicals,
                                                                                   detergents
11/04/96   03/05/97  Citizens Bank of               Grove Banks,Chesnut Hill, MA   Commercial savings and loan
                     Massachusetts
11/04/96   05/19/97  Glendale Fed Bk, Glendale, CA  TransWorld Bancorp,            Savings and loan
                                                    California
11/05/96   03/14/97  Harbour Group Ltd              Panatech Research &            Mnfr steel cutting tools
                                                    Development

                                           VALUE OF     SHARE   PREMIUM   PREMIUM   PREMIUM
  DATE                                    TRANSACTION    PER     1 DAY    1 WEEK    4 WEEKS
ANNOUNCED   TARGET BUSINESS DESCRIPTION     ($ MIL)     SHARE    PRIOR     PRIOR     PRIOR
---------   ---------------------------   -----------   -----   -------   -------   -------
07/29/96   Bank holding company
                                             1287.8     23.50     18.2%     32.4%     31.5%
07/31/96   Own and operate greenhouse
                                               50.0      8.00     64.1%     80.3%     39.1%
07/31/96   Own and operate supermarkets       100.0       --
08/02/96   Insurance holding company         1799.2     36.15     37.7%     32.7%     39.0%
08/07/96   Wholesale motor vehicles           134.6     31.00     39.3%     90.8%    103.3%
08/07/96   Savings and loan                    94.0       --
08/08/96   Provide plumbing services,
           prod                                93.6     41.00     12.3%     12.3%     11.2%
08/16/96   Oil and gas field exploration        9.5       --
08/21/96   Mnfr, whl solar electric
           prods                               16.8       --
08/29/96   Mnfr plumbing, heating
           systems                            227.2     28.25     71.2%     56.9%     56.9%
09/09/96   REIT                                76.1     11.88     18.8%     20.3%     21.8%
09/11/96   Insulation, asbestos
           abatement                           50.0      6.20     48.1%     48.1%     45.9%
09/16/96   Commercial bank
                                              132.7     18.85     23.1%     25.7%     25.7%
09/16/96   Pvd workers' compensation
           svcs                                42.0       --
09/16/96   Whl scrap metals & metals
                                               42.5      9.00    132.3%    125.0%    148.3%
09/20/96   Mnfr printed circuit boards         22.0       --
09/24/96   Develop business software           80.0      8.00     28.0%     42.2%     56.1%
09/30/96   Bank holding company
                                               32.4     18.84     17.8%     17.8%     17.8%
10/07/96   Develop computer software         1247.6     30.50     32.6%     34.8%     30.5%
10/07/96   Pvd funeral insurance svcs           9.5     38.00
10/08/96   Wholesale food products            164.2     15.50     37.8%     36.3%     29.2%
10/10/96   Manufacture steel
                                               56.5     10.00     17.6%     29.0%     77.8%
10/15/96   Own, op freight railroad
           lines                            10435.9    115.00     62.0%     60.3%     60.3%
10/17/96   Real estate development firm       570.0       --
10/17/96   Develop turnkey computer sys       193.1      9.25     68.2%     60.9%     89.7%
10/21/96   Pvd tunnel operation services       36.5     54.00     64.9%     74.2%     54.3%
10/21/96   Commercial bank; holding co
                                               10.5     15.00
10/28/96   Mnfr adhesives & sealants
                                             1289.1     61.00     31.9%     36.7%     34.8%
11/04/96   Savings bank
                                               78.7     51.00     37.8%     46.8%     50.0%
11/04/96   Bank holding company
                                               63.2     18.25     10.6%     12.3%     30.4%
11/05/96   Manufacture semiconductors
                                               29.2      7.00     55.6%     55.6%     51.4%

                            INVESTMENT BANKING GROUP

                         MERGER & ACQUISITION ACTIVITY
                        JANUARY 1, 1995 -- MARCH 3, 1998
                               CASH TRANSACTIONS

  DATE       DATE
ANNOUNCED   UNCON.           ACQUIROR NAME                   TARGET NAME           ACQUIROR BUSINESS DESCRIPTION
---------  --------          -------------                   -----------           -----------------------------
11/06/96   03/07/97  Progressive Corp               Midland Financial Group Inc    Insurance holding company
11/07/96   06/13/97  Shoreline Financial Corp, MI   SJS Bancorp Inc, St Joseph,
                                                    MI                             Commercial bank; holding co
11/12/96   06/12/97  Investor Group                 Leslie's Poolmart              Investor group
11/13/96   12/17/96  IBM Corp                       Edmark Corp                    Mnfr computers, office equip
11/13/96   01/20/97  FCY Inc                        Medex Inc                      Mnfr engineered polymer prods
11/18/96   01/02/97  Intermet Corp                  Sudbury Inc                    Ductile, gray iron castings
11/22/96   05/01/97  ABN-AMRO Holding NV            Standard Fed Bancorp, Troy,
                                                    MI                             Bank holding company
11/25/96   01/09/97  Applied Materials Inc                                         Mnfr wafer fabrication
                                                    Opal Inc                       systems
11/26/96   12/30/96  Clorox Co                      Armor All Products (McKesson)  Manufacture household bleach
11/26/96   11/27/96  Software Acquisition Co        NeoStar Retail Group Inc       Leverage buyout company
11/27/96   12/27/96  JW Childs Equity Partners LP   Central Tractor Farm &
                                                    Country                        Investment company
11/27/96   03/27/97  JW Childs Equity Partners LP   Central Tractor Farm &
                                                    Country                        Investment company
11/27/96   01/16/97  Bell Industries Inc                                           Mnfr electronic, computer
                                                    Milgray Electronics Inc        prods
11/29/96   01/06/97  Tyco International Ltd         ElectroStar Inc                Mnfr fire protection systems
12/03/96   05/01/97  Dime Bancorp Inc, New York,                                   Savings, mortgage bank hldg
                     NY                             BFS Bankorp Inc, New York, NY  co
12/04/96   12/04/96  DowElanco
                     (Dow Chem, Eli Lilly)          Mycogen Corp (DowElanco/Dow)   Manufacture insecticides
12/05/96   03/27/97  Centex Corp                    Cavco Industries Inc           Construct bldgs, RE dvlp firm
12/05/96   01/10/97  Hadco Corp                     Zycon Corp                     Mnfr computer circuit boards
12/06/96   03/18/97  Sears Roebuck & Co
                                                    MaxServ Inc (Sears Roebuck)    Department stores; finl svcs
12/11/96   02/21/97  Aon Corp                       Alexander & Alexander
                                                    Services                       Insurance holding company
12/12/96   01/22/97  Forcenergy Inc                                                Oil, gas exploration and
                                                    Great Western Resources Inc    prodn
12/16/96   01/27/97  Zurn Industries Inc            Eljer Industries Inc           Mnfr enviromental equipment
12/24/96   03/11/97  DENTSPLY International Inc     New Image Industries Inc       Mnfr dental, med X-ray equip
12/26/96   06/09/97  Commerce Security Bancorp, CA  Eldorado Bancorp, Tustin, CA   Commercial bank; holding co
12/27/96   05/01/97  US Bancorp, Portland, Oregon   Business & Professional Bk,    Commercial bank; trust
                                                    CA                             facility
01/02/97   01/20/97  Thermo Trilogy Corp            biosys                         Mnfr biochemical products
01/07/97   02/25/97  MedTrans Inc (Laidlaw Inc)     American Medical Response Inc  Pvd ambulance svcs
01/07/97   02/10/97  DLB Oil & Gas Inc                                             Oil and gas exploration,
                                                    Bonray Drilling Corp           prodn
01/13/97   09/02/97  Zurich Versicherungs GmbH      Zurich Reinsurance Centre      Insurance holding company
01/15/97   08/06/97  Columbia/HCA Healthcare Corp   Value Health Inc               Own, operate hospitals
01/21/97   07/09/97  Mafco Holdings Inc             Mafco Consolidated Grp
                                                    (Mafco)                        Mnfr toilet preparations

                                           VALUE OF     SHARE   PREMIUM   PREMIUM   PREMIUM
  DATE                                    TRANSACTION    PER     1 DAY    1 WEEK    4 WEEKS
ANNOUNCED   TARGET BUSINESS DESCRIPTION     ($ MIL)     SHARE    PRIOR     PRIOR     PRIOR
---------   ---------------------------   -----------   -----   -------   -------   -------
11/06/96   Fire, marine, casualty ins co       47.2      9.00     30.9%     24.1%      0.0%
11/07/96
           Commercial bank; holding co         26.5     27.00     18.7%     13.7%     24.1%
11/12/96   Own, op swimming pool stores       112.8     14.50     26.1%     31.8%     31.8%
11/13/96   Develop educational software       123.8     15.50     35.5%     63.2%     31.9%
11/13/96   Mnfr drug infusion products        150.6     23.50     54.1%     58.0%     66.7%
11/18/96   Mnfr automotive parts              155.4     12.50     19.0%     25.0%      9.9%
11/22/96
           Commercial bank                   1971.1     59.00      1.7%      6.8%     15.4%
11/25/96
           Mnfr special industry equip        189.6     18.50     52.6%     64.4%    105.6%
11/26/96   Mnfr cleaners and waxes            410.1     19.09      9.1%     14.0%     14.0%
11/26/96   Wholesale computer software         58.5       --       0.0%      0.0%      0.0%
11/27/96   Own, op tractor, hardware
           stores                              81.0     14.00     15.5%     15.5%     16.7%
11/27/96   Own, op tractor, hardware
           stores                              56.7     14.25     17.5%     17.5%     18.8%
11/27/96
           Whl electronic equip               100.0     14.77      8.4%     17.0%     20.6%
11/29/96   Mnfr printed circuit boards        111.0     14.00      7.7%     27.3%     16.7%
12/03/96
           Bank holding company                91.5     52.00     11.8%     16.9%     22.4%
12/04/96
           Develop biological pesticides       16.8     16.75     (1.5%)     0.0%      4.7%
12/05/96   Mnfr mobile homes                   76.2     26.75     13.2%     20.2%     30.5%
12/05/96   Mnfr printed circuit boards        211.7     18.00     12.5%     46.9%     94.6%
12/06/96   Pvd technical info support
           svc                                 46.0      7.75     19.2%     67.6%     55.0%
12/11/96
           Pvd insurance brokerage svcs      1227.4     17.50      6.1%      8.5%      9.4%
12/12/96
           Oil and gas production              48.3       --
12/16/96   Manufacture plumbing fixtures      175.6     24.00     77.8%     84.6%     90.1%
12/24/96   Dev computer imaging software       11.4      2.00      0.0%      0.0%     77.8%
12/26/96   Bank holding company                91.7     23.00     12.9%     14.3%     12.9%
12/27/96
           Commercial bank                     33.5     18.00     14.3%     20.0%     30.9%
01/02/97   Mnfr pharmaceutical products        11.0       --
01/07/97   Provide ambulance services        1011.1     40.00     21.2%     23.1%     36.8%
01/07/97
           On-shore oil and gas drilling       12.7     30.00     11.1%     11.1%     30.4%
01/13/97   Insurance agency                   319.0     36.00     17.1%     18.5%     11.6%
01/15/97   Provide health plan services      1132.3     20.50      1.2%      0.6%      0.0%
01/21/97   Mnfr cosmetics,beauty
           products                           116.8     33.50     23.5%     23.5%     27.6%

                            INVESTMENT BANKING GROUP

                         MERGER & ACQUISITION ACTIVITY
                        JANUARY 1, 1995 -- MARCH 3, 1998
                               CASH TRANSACTIONS

  DATE       DATE
ANNOUNCED   UNCON.           ACQUIROR NAME                   TARGET NAME           ACQUIROR BUSINESS DESCRIPTION
---------  --------          -------------                   -----------           -----------------------------
01/27/97   03/07/97  Honeywell Inc                  Measurex Corp                  Mnfr automation, control sys
01/28/97   05/21/97  Monsanto Co                    Calgene Inc (Monsanto Co)      Mnfr agro chems, manmade
                                                                                   fibers
02/10/97   03/31/97  Vencor Inc                     TheraTx Inc                    Provide healthcare services
02/13/97   02/13/97  Resources Corp (Uniwide)       Contour Medical (Retirement)   Pvd construction services
02/13/97   05/20/97  British Aerospace Holdings     Reflectone Inc                 Whl aircraft, aircraft equip
02/18/97   06/27/97  NGC Corp                       Destec Energy Inc              Wholesale natural gas
                                                                                   products
02/18/97   05/09/97  Tracy Bankshares, Denver, CO   Tracy Federal Bk FSB, Tracy,
                                                    CA                             Commercial bank; holding co
02/19/97   08/06/97  United Bankshares Inc, WV      First Patriot Bankshares, VA   Bank holding company
03/06/97   08/13/97  Fireman's Fund Insurance Co    Crop Growers Corp              Insurance company
03/14/97   10/01/97  Berlin City National Bank      PEMI Bancorp Inc, Plymouth,
                                                    NH                             State bank
03/21/97   05/02/97  Health Systems International   FOHP Inc                       Own, op HMO's; holding
                                                                                   company
03/24/97   04/28/97  Elsevier Science               MDL Information Systems        Publish scientific journals
03/26/97   08/01/97  Deposit Guaranty, Jackson, MS  CitiSave Finl, Baton Rouge,
                                                    LA                             Bank holding co
03/27/97   03/27/97  Hamilton Acquisition LLC       Strober Organization Inc       Investment company
03/28/97   06/04/97  R-B Capital Corp               Peerless Industrial Group Inc  Investment company
03/31/97   06/03/97  Moore Corp Ltd                 Peak Technologies Group Inc    Mnfr manifold business forms
04/08/97   08/28/97  Citizens Financial Group, RI   BNH Bancshares, New Haven, CT  Savings bank; holding co
04/10/97   06/26/97  Compaq Computer Corp           Microcom Inc                   Manufacture personal
                                                                                   computers
04/14/97   11/12/97  Neptune Orient Lines Ltd       APL Ltd                        Pvd deep sea oil transp svcs
04/16/97   01/30/98  Harcourt General Inc           Steck-Vaughn Publishing Corp   Operate movie theaters,
                                                                                   stores
04/18/97   04/21/97  Manor Care Inc                 Vitalink Pharmacy Services
                                                    Inc                            Own, op nursing homes, hotels
04/21/97   06/10/97  Harcourt General Inc           National Education Corp        Operate movie theaters,
                                                                                   stores
04/25/97   04/25/97  U-C Holdings LLC               UC Television Network Corp     investment company
04/30/97   07/25/97  Park-Ohio Industries Inc       Arden Industrial Products Inc  Mnfr forged and machined
                                                                                   parts
04/30/97   09/26/97  SunTrust Banks Inc, Atlanta,
                     GA                             Union Planters Corp, Memphis,
                                                    TN                             Commercial bank
05/01/97   10/01/97  Area Bancshares Corp,
                     Kentucky                       Cardinal Bancshares, Kentucky  Bank holding co
05/01/97   07/30/97  Choucroute Partners            David White Inc                Investment company
05/02/97   06/30/97  Investor Group                 WRT Energy Corp                Investor group
05/05/97   06/13/97  Incentive AB                   Vivra Inc                      Mnfr medical instr, ind equip
05/06/97   01/05/98  Foundation Health Systems Inc  Physicians Health Services
                                                    Inc                            Own, op HMO's; holding
                                                                                   company
05/06/97   07/25/97  Riddell Sports Inc             Varsity Spirit                 Manufacture football
                                                                                   equipment

                                           VALUE OF     PRICE   PREMIUM   PREMIUM   PREMIUM
  DATE                                    TRANSACTION    PER     1 DAY    1 WEEK    4 WEEKS
ANNOUNCED   TARGET BUSINESS DESCRIPTION     ($ MIL)     SHARE    PRIOR     PRIOR     PRIOR
---------   ---------------------------   -----------   -----   -------   -------   -------
01/27/97   Mnfr comptr process cntrl sys      597.0     35.00     44.3%     42.1%     45.8%
01/28/97
           Own and operate greenhouse         242.6      8.00     62.0%     60.0%     60.0%
02/10/97   Own, op nursing care
           facilities                         378.2     17.10     30.3%     35.4%     59.1%
02/13/97   Mnfr surgical supplies               9.8      5.00    (14.0%)   (18.4%)    (2.4%)
02/13/97   Manufacture flight simulators       41.1     24.00     20.0%     18.5%     25.5%
02/18/97
           Electric utility                  1222.4     21.65     82.3%     80.4%     63.4%
02/18/97
           Savings bank                         5.7      2.40
02/19/97   Bank holding company                35.4     17.00     15.3%      9.7%      4.6%
03/06/97   Insurance agency                    82.1     10.25     20.6%     15.5%     41.4%
03/14/97
           Bank holding company                19.3     28.00
03/21/97
           Pvd healthcare management
           svcs                                51.7       --
03/24/97   Pvd scientific info svcs           310.7     32.00     85.5%     43.8%     54.2%
03/26/97
           Bank holding co                     20.3     20.50     46.4%     50.5%     46.4%
03/27/97   Wholesale building materials        33.4      6.00      0.0%      3.2%      2.1%
03/28/97   Mnfr chain and wire                 10.5      1.67
03/31/97   Whl integrated systems             169.8     18.00    108.7%     97.3%     65.5%
04/08/97   Bank holding company                58.0     15.50     14.8%     26.5%     19.2%
04/10/97
           Mnfr data comm products            267.6     16.25     54.8%     91.2%     35.4%
04/14/97   Shipping, trucking company         878.5     33.50     55.8%     65.4%     42.6%
04/16/97
           Publish books, magazines            40.3     14.75     21.6%     32.6%     24.2%
04/18/97
           Pvd health and allied svcs          30.0     20.00     14.3%      8.1%     (4.2%)
04/21/97
           Vocational training services       776.1     21.00     22.6%     54.1%     40.0%
04/25/97   Own, op interactive TV
           network                             16.2       --
04/30/97
           Whl fasteners                       42.0      6.00     41.2%     50.0%     37.1%
04/30/97
           Commercial bank holding co          10.8       --
05/01/97
           Bank holding co                     96.0     60.26     26.9%     33.9%     31.0%
05/01/97   Mnfr, whl surveying
           instruments                          5.9     12.00     11.6%     14.3%     18.5%
05/02/97   Oil and gas exploration,
           prodn                               30.0       --
05/05/97   Provide home health care svcs     1660.5     35.62     26.1%     41.8%     35.7%
05/06/97
           Own and operate HMO's              268.2     28.25     23.5%     27.0%     51.7%
05/06/97
           Pvd cheerleading training
           svcs                                91.0     18.90     30.3%     28.1%     23.9%

                            INVESTMENT BANKING GROUP

                         MERGER & ACQUISITION ACTIVITY
                        JANUARY 1, 1995 -- MARCH 3, 1998
                               CASH TRANSACTIONS


  DATE       DATE
ANNOUNCED   UNCON.           ACQUIROR NAME                   TARGET NAME           ACQUIROR BUSINESS DESCRIPTION
---------  --------          -------------                   -----------           -----------------------------
05/08/97   09/10/97  Nicolet Biomedical Inc         Imex Medical Systems Inc       Investment company
05/30/97   07/09/97  Whitehall Street Real Estate   Integrated Living Communities  Real estate development firm
06/02/97   07/15/97  Anthem Inc                     Acordia Inc (Anthem Inc)       Insurance company
06/03/97   09/30/97  Santa Barbara Bancorp, CA      Citizens State Bank, CA        Bank holding co
06/05/97   10/20/97  Humana Inc                     ChoiceCare Corp                Own and operate HMOs
06/05/97   07/14/97  Intermedia Communications Inc  DIGEX Inc                      Pvd telecommunications svcs
06/09/97   10/01/97  SAFECO Corp                    American States Financial      Provide insurance services
                                                    Corp
06/10/97   08/28/97  Micron Electronics Inc         NetFrame Systems Inc           Mnfr electronic components
06/12/97   07/31/97  Fahnestock Viner Holdings Inc  First of Michigan Capital      Securities brokerage firm
                                                    Corp
06/12/97   10/01/97  Thyssen AG                     Giddings & Lewis Inc           Manufacture malleable iron
06/16/97   08/29/97  United Dominion Industries     Core Industries Inc            Mnfr structural metal
                     Ltd
06/16/97   09/30/97  Investor Group                 Frederick's of Hollywood,      Investor group
                                                    Inc.
06/16/97   10/10/97  Genesis Eldercare Acquisition  Multicare Cos Inc              Own, op geriatric facilities
06/16/97   08/07/97  BT Industries AB               Raymond Corp                   Mnfr fork lift trucks
06/17/97   09/25/97  Leonard Green & Partners LP    Hechinger Co                   Merchant banking firm
06/17/97   07/24/97  Monterey Resources Inc         McFarland Energy Inc           Oil and gas exploration,
                                                                                   prodn
06/17/97   07/25/97  CCL Industries Inc             Seda Specialty Packaging Corp  Mnfr, pvd specialty packaging
06/19/97   08/15/97  Gateway 2000 Inc               Advanced Logic Research Inc    Mnfr personal computers
06/23/97   10/17/97  General Motors Acceptance(GM)  Integon Corp                   Provide business finance svcs
06/24/97   09/29/97  Three Rivers Holding Corp      SMT Health Services Inc        Investment company
06/26/97   11/26/97  Rhone-Poulenc SA (France)      Rhone-Poulenc Rorer Inc        Mnfr chemicals and cosmetics
06/30/97   10/09/97  Eaton Corp                     Fusion Systems Corp            Manufacture automotive parts
07/02/97   09/23/97  Bunzl PLC                      American Filtrona Corp         Whl, mnfr paper,constn
                                                                                   material
07/02/97   10/28/97  Summa Industries Inc           Calnetics Corp                 Mnfr plastic conveyor parts
07/08/97   09/30/97  Jitney-Jungle Stores of Amer   Delchamps Inc                  Own and operate grocery
                                                                                   stores
07/09/97   09/23/97  CDSI Holding Corp              Control Data Systems Inc       Investment holding company
07/09/97   12/23/97  Investor Group                 Seaman Furniture Co            Investor group
07/10/97   11/18/97  Investor Group                 Kinetic Concepts Inc           Investor group
07/15/97   10/02/97  Axiohm SA                      DH Technology Inc              Mnfr,whl computer printers
07/17/97   09/29/97  Lucent Technologies Inc        Octel Communications Corp      Mnfr telecommun sys, software
07/23/97   12/18/97  Newport Investment LLC         Alliance Imaging Inc           Investment company
07/23/97   12/02/97  Benihana Inc                   Rudy's Restaurant Group        Own and operate restaurants

                                           VALUE OF     PRICE   PREMIUM   PREMIUM   PREMIUM
  DATE                                    TRANSACTION    PER     1 DAY    1 WEEK    4 WEEKS
ANNOUNCED   TARGET BUSINESS DESCRIPTION     ($ MIL)     SHARE    PRIOR     PRIOR     PRIOR
---------   ---------------------------   -----------   -----   -------   -------   -------
05/08/97   Mnfr fetal diagnostic instr          9.3      1.35      7.9%      2.8%      2.8%
05/30/97   Pvd nursing, personal care          79.7     11.50     26.9%     21.1%     50.8%
           svcs
06/02/97   Pvd insurance brokerage svcs       193.2     40.00     12.7%     11.5%     26.0%
06/03/97   Commercial bank                     16.2   1925.00
06/05/97   Own, operate HMOs                  243.3     16.38
06/05/97   Develop Internet software          171.6     13.00     19.5%     35.9%     31.6%
06/09/97   Fire and marine insurance co      3127.1     47.00     45.7%     48.6%     57.3%
06/10/97   Manufacture electn computers        14.0      1.00    (23.8%)   (15.8%)   (20.0%)
06/12/97   Securities brokerage firm           38.4     15.00
06/12/97   Mnfr automated machine tools       703.0     21.00     10.5%      9.8%      0.6%
06/16/97   Manufacture electronic equip       275.2     25.00     26.6%     37.9%     49.3%
06/16/97   Women's clothing stores             69.4      7.75     48.8%     44.5%     25.9%
06/16/97   Own, op nursing care              1249.1     28.00      9.3%     13.7%     34.9%
           facilities
06/16/97   Mnfr industrial lift trucks        360.4     33.00     (6.1%)    (1.5%)     6.5%
06/17/97   Own, op retail home centers        127.0      3.00    (14.3%)    (7.7%)   (11.1%)
06/17/97   Oil and gas exploration,           111.2     18.55     11.6%     41.3%     44.8%
           prodn
06/17/97   Mnfr specialty packaging           182.6     29.00     31.8%     36.5%     52.6%
           prods
06/19/97   Mnfr microcomputer systems         206.8     15.50     29.2%     30.5%     34.8%
06/23/97   Insurance holding company          517.1     26.00    173.7%     92.6%     74.8%
06/24/97   Operate outpatient facilities       75.6     11.75      4.4%      2.2%      8.0%
06/26/97   Manufacture pharmaceuticals       4831.6     97.00     22.1%     22.8%     29.3%
06/30/97   Mnfr curing sys,                   308.6     39.00     11.4%      9.9%     24.3%
           semiconductors
07/02/97   Mnfr bonded fiber                  183.5     46.52      8.8%      2.2%      3.4%
07/02/97   Manufacture plastic products        23.4      7.35     30.7%     33.6%     25.1%
07/08/97   Own and operate supermarkets       213.6     30.00     (2.4%)    (0.8%)     6.7%
07/09/97   Mnfr computers, peripherals        273.9     20.25     29.1%     30.6%     35.0%
07/09/97   Own, op ret furniture stores        31.6     25.05     21.5%     25.3%     21.5%
07/10/97   Mnfr medical treatment tables      776.7     19.25      6.9%      7.7%      9.2%
07/15/97   Mnfr, whl computer printers        169.5     25.00     57.5%     56.3%     57.5%
07/17/97   Mnfr voice processing systems     1824.8     31.00     15.9%     37.4%     41.3%
07/23/97   Pvd diagnostic imaging svcs        114.2     11.00      7.3%      3.5%     14.3%
07/23/97   Own and operate restaurants         18.8      5.00     50.9%     70.2%     72.0%

                            INVESTMENT BANKING GROUP

                         MERGER & ACQUISITION ACTIVITY
                        JANUARY 1, 1995 -- MARCH 3, 1998
                               CASH TRANSACTIONS

  DATE       DATE
ANNOUNCED   UNCON.           ACQUIROR NAME                   TARGET NAME           ACQUIROR BUSINESS DESCRIPTION
---------  --------          -------------                   -----------           -----------------------------
07/24/97   09/15/97  Mallinckrodt Inc               Nellcor Puritan-Bennett        Mnfr diagnostic products
07/25/97   07/25/97  McCown de Leeuw & Co           Healthcare America Inc         Venture capital firm
07/25/97   08/28/97  Constellation Capital          Imo Industries Inc             Investment company
                     Partners
07/28/97   02/02/98  Intel Corp                     Chips and Technologies Inc     Mnfr, whl microprocessors
07/30/97   09/18/97  Fujitsu Ltd                    Amdahl Corp                    Mnfr computers, telecommn
                                                                                   equip
07/30/97   02/02/98  PL Holdings Corp               Plasti-Line Inc                Investor group formed by mgmt
08/04/97   12/23/97  Restaurant Co                  Perkins Family Restaurant LP   Own, operate restaurants
08/07/97   12/02/97  SPS Technologies Inc           Magnetic Technologies Corp     Mnfr industrial fasteners
08/07/97   09/30/97  Investor Group                 Outboard Marine Corp           Investor group
08/12/97   09/17/97  Steris Corp                    Isomedix Inc                   Mnfr sterile processing sys
08/14/97   09/16/97  Omnicare Inc                   American Medserve Corp         Whl, retail pharmaceuticals
08/14/97   10/01/97  Counsel Corp                   Health Management Inc          Own, op pharmacy;
                                                                                   whl pharm prod
08/14/97   09/24/97  MedPartners Inc                Talbert Medical Management     Pvd medical services to HMO's
08/14/97   12/29/97  Madison Dearborn Partners      Tuesday Morning Corp           Investors
08/15/97   10/09/97  VS&A Communications Partners   T/SF Communications Corp       Investment firm
08/25/97   10/03/97  Cambrex Corp                   Bio Whittaker Inc              Mnfr specialty chemicals
08/28/97   10/10/97  Applied Power Inc              Versa Technologies Inc         Mnfr tool, equip, consumables
08/29/97   12/29/97  Rexel SA(Pinault-Printemps)    Rexel Inc                      Whl radios, televisions
09/02/97   12/03/97  GRR Holdings LLC               Ground Round Restaurants       Investment company
09/04/97   12/30/97  Investor Group                 Cinergi Pictures               Investor group
                                                    Entertainment
09/05/97   11/26/97  Misys PLC                      Medic Computer Systems Inc     Manufacture computers
09/22/97   12/05/97  Conseco Inc                    Washington National Corp       Insurance holding company
09/23/97   01/22/98  Investor Group                 El Chico Restaurants Inc       Investor group
09/26/97   09/26/97  Birmingham Steel Corp          Laclede Steel Co               Manufacture steel, steel prod
10/01/97   12/05/97  Land O' Lakes Inc              Alpine Lace Brands Inc         Produce butter, milk and
                                                                                   meats
10/02/97   10/02/97  Investor                       Biomagnetic Technologies Inc   Investor
10/09/97   12/23/97  Borden Chemical Inc(Borden)    Melamine Chemicals Inc         Mnfr formaldehyde, resins
10/15/97   11/21/97  Finish Master Inc(Lacey        Thompson PBE Inc               Whl automotive paint,
                     Distn)                                                        coatings
10/16/97   02/12/98  Hartford Financial Services    Omni Insurance Group Inc       Provide insurance services
10/25/97   11/04/97  Blackstone Group               Clark USA Inc                  Investment bank

                                           VALUE OF     PRICE   PREMIUM   PREMIUM   PREMIUM
  DATE                                    TRANSACTION    PER     1 DAY    1 WEEK    4 WEEKS
ANNOUNCED   TARGET BUSINESS DESCRIPTION     ($ MIL)     SHARE    PRIOR     PRIOR     PRIOR
---------   ---------------------------   -----------   -----   -------   -------   -------
07/24/97   Mnfr electn patient monitors      1858.4     28.50     36.1%     43.4%     57.2%
07/25/97   Own, operate hospitals              85.0       --
07/25/97   Mnfr industrial controls,
           pumps                              112.1      7.05     18.7%     20.0%     22.6%
07/28/97   Design, whl integrated
           circuit                            422.9     17.50     25.0%     32.1%     68.7%
07/30/97
           Develop computer sys,
           software                           924.8     12.40      5.0%     22.5%     25.6%
07/30/97   Mnfr illuminated outdoor
           signs                               30.7     14.50     36.5%     36.5%     30.3%
08/04/97   Own, op franchised
           restaurants                         76.3     14.00     28.7%     26.6%     31.8%
08/07/97   Manufacture copiers, printers       16.8      5.00     25.0%     25.0%     33.3%
08/07/97   Manufacture marine products        330.9     18.00     (7.7%)    (2.4%)    20.0%
08/12/97   Pvd contract sterilization
           svc                                139.8     20.50      5.8%     15.5%     13.9%
08/14/97   Wholesale pharmaceuticals          233.2     18.00      2.5%     16.1%     25.8%
08/14/97
           Pvd prescription distn svcs         40.0       --
08/14/97   Own, op medical, dental
           clinics                            189.0     63.00     10.5%     18.9%     37.0%
08/14/97   Own, operate giftware stores       298.6     25.00     22.7%     25.8%     11.1%
08/15/97   Publish newspapers, magazines      115.2       --
08/25/97   Mnfr, whl medical testing
           prods                              130.5     11.63     17.8%     38.9%     47.7%
08/28/97   Mnfr rubber components, molds      141.9     24.63     36.8%     33.1%     31.3%
08/29/97   Whl electrical components          302.0     22.50     19.2%     26.3%     21.6%
09/02/97   Own and operate restaurants         17.5      1.65     10.0%     10.0%     (5.7%)
09/04/97   Pvd motion picture prodn svcs
                                               16.3      2.52     26.9%     24.7%     56.6%
09/05/97   Pvd mgmt info sys design svcs      915.8     35.00      7.7%     12.0%     25.0%
09/22/97   Insurance company                  424.0     33.25      2.7%      4.1%     12.2%
09/23/97   Own and operate restaurant          49.2     12.75     64.5%     75.9%    104.0%
09/26/97   Own, operate steel works            15.0      8.00    106.5%    106.5%    106.5%
10/01/97   Whl dairy products, cheese
                                               48.4      9.13     15.9%     49.0%     46.0%
10/02/97   Mnfr medical imaging
           equipment                           31.3      1.25
10/09/97   Manufacture melamine crystal       119.7     20.50     70.8%     72.6%     70.8%
10/15/97   Whl automotive paint,
           supplies                            69.3      8.00     25.5%     33.3%     42.2%
10/16/97   Insurance company                  184.7     31.75     78.9%     75.8%    130.9%
10/25/97   Mnfr petroleum products            135.0       --

                            INVESTMENT BANKING GROUP

                         MERGER & ACQUISITION ACTIVITY
                        JANUARY 1, 1995 -- MARCH 3, 1998
                               CASH TRANSACTIONS


  DATE       DATE
ANNOUNCED   UNCON.           ACQUIROR NAME                   TARGET NAME           ACQUIROR BUSINESS DESCRIPTION
---------  --------          -------------                   -----------           -----------------------------
10/27/97   02/10/98  National Australia Bank Ltd    HomeSide Inc                   Bank, insurance co
11/13/97   12/02/97  Thiokol Corp                   Howmet International Inc       Mnfr chemicals, propulsion
                                                                                   sys
11/18/97   01/08/98  Cendant Corp                   Jackson Hewitt                 Provide discount club svcs
11/21/97   01/28/97  TRW Inc                        BDM International Inc          Elect equip, credit reporting
11/24/97   02/03/98  Davel Communications Group
                     Inc                            Communications Central Inc     Pvd pay telephone commun svcs
11/24/97   11/24/97  Sinophil Corp                  MagiNet Corp                   Own, operate resorts
12/11/97   01/20/98  MascoTech Inc                  TriMas Corp                    Mnfr motor vehicle components
12/11/97   01/07/98  Harvard Private Capital Group  White River Corp               Investment company
12/12/97   02/13/98  Voith Sulzer Paper Technology  Impact Systems Inc             Provide paper tech dvlp svcs
12/17/97   01/23/98  Invacare Corp                  Suburban Ostomy Supply Co Inc  Mnfr surgical, medical
                                                                                   supplies
12/22/97   02/02/98  OM Group Inc                   Auric Corp                     Mnfr chemicals; holding co
12/23/97   01/27/98  O'Reilly Automotive Inc        Hi-Lo Automotive Inc           Own, op auto supply stores
01/29/98   01/29/98  Flowers Industries Inc         Keebler Foods Co               Produce baked foods
02/04/98   02/04/98  Investor Group                 Tremont Corp                   Investor group
                                                                                                          Median
                                                                                                         Average
                                                                                                       Adj. Avg.
                                                                                             Low Middle Quartile
                                                                                            High Middle Quartile

                                           VALUE OF     PRICE   PREMIUM   PREMIUM   PREMIUM
  DATE                                    TRANSACTION    PER     1 DAY    1 WEEK    4 WEEKS
ANNOUNCED   TARGET BUSINESS DESCRIPTION     ($ MIL)     SHARE    PRIOR     PRIOR     PRIOR
---------   ---------------------------   -----------   -----   -------   -------   -------
10/27/97   Mortgage bank                     1230.1     27.83     14.7%     12.1%      7.3%
11/13/97   Mnfr steel invest foundries
                                              183.8       --
11/18/97   Pvd tax preparation services       468.2     68.00     26.5%     21.7%     47.8%
11/21/97   Pvd comp info technology svcs      888.0     29.50     31.1%     43.5%     38.0%
11/24/97
           Pvd telecommunications svcs        102.4     10.50     30.2%     25.4%     12.0%
11/24/97   Pvd cable, pay television
           svcs                                15.0       --
12/11/97   Mnfr specialty closures, caps      911.7     34.50     12.7%     10.0%     19.0%
12/11/97   Insurance agency; holding co       400.0       --
12/12/97   Paper prodn control systems         28.6      2.75     57.1%     49.2%     44.3%
12/17/97   Whl medical and hospital
           equip                              130.8     11.75      8.0%     13.3%     13.3%
12/22/97   Mnfr electroless nickel             80.0    203.00
12/23/97   Own, op auto parts stores           42.5      4.35    (14.1%)    12.3%     24.3%
01/29/98   Produce bread, cookies; hldg
           co                                 309.1     27.60
02/04/98   Mnfr drilling lubricants             5.6     54.00     (6.4%)    (4.4%)     0.5%
                                                                  24.0%     27.5%     33.6%
                                                                  29.5%     34.7%     40.2%
                                                                  28.7%     33.9%     38.3%
                                                                  11.5%     14.5%     18.5%
                                                                  39.7%     48.8%     51.4%

                            INVESTMENT BANKING GROUP

                                     AUSTIN
              DAILY PRICE & VOLUME TRADING STATISTICS SINCE 2/4/98

[Chart depicting the daily price and volume trading statistics since February 4, 1998 for Norwood Promotional Products, Inc.]

                            INVESTMENT BANKING GROUP

                                     AUSTIN
              DAILY PRICE & VOLUME TRADING STATISTICS SINCE 9/4/97

[Chart depicting the daily price and volume trading statistics since September 4, 1997 for Norwood Promotional Products, Inc.]

                            INVESTMENT BANKING GROUP

                                     AUSTIN
             WEEKLY PRICE & VOLUME TRADING STATISTICS SINCE 3/7/97

[Chart depicting the weekly price and volume trading statistics since March 7, 1997 for Norwood Promotional Products, Inc.]

                            INVESTMENT BANKING GROUP

                                     AUSTIN
             WEEKLY PRICE & VOLUME TRADING STATISTICS SINCE 6/18/93

[Chart depicting the weekly price and volume trading statistics since June 18, 1993 for Norwood Promotional Products, Inc.]

                            INVESTMENT BANKING GROUP

                                     AUSTIN
             SHARES TRADED AT VARIOUS PRICES FROM 2/4/98 TO 3/4/98

                                                                                             CUMULATIVE
                                                                           ----------------------------------------------
                            DAYS       % OF TOTAL             % OF TOTAL      DAYS      % OF TOTAL             % OF TOTAL
       TRADING           DAILY AVG.       DAYS      TRADING    TRADING     DAILY AVG.      DAYS      TRADING    TRADING
       RANGE(1)           IN RANGE       TRADED     VOLUME      VOLUME      IN RANGE      TRADED     VOLUME      VOLUME
       --------          -----------   ----------   -------   ----------   ----------   ----------   -------   ----------
<$15.75...............        0            0.0%         --        0.0%          0           0.0%         --        0.0%
$15.75-$15.87.........        2           10.0%     11,300       11.3%          2          10.0%     11,300       11.3%
$15.87-$15.99.........        3           15.0%      5,600        5.6%          5          25.0%     16,900       16.9%
$15.99-$16.11.........        2           10.0%     19,500       19.5%          7          35.0%     36,400       36.4%
$16.11-$16.23.........        0            0.0%         --        0.0%          7          35.0%     36,400       36.4%
$16.23-$16.35.........        1            5.0%      9,500        9.5%          8          40.0%     45,900       45.9%
$16.35-$16.47.........        0            0.0%         --        0.0%          8          40.0%     45,900       45.9%
$16.47-$16.59.........        1            5.0%         --        0.0%          9          45.0%     45,900       45.9%
$16.59-$16.71.........        2           10.0%     16,100       16.1%         11          55.0%     62,000       62.1%
$16.71-$16.83.........        4           20.0%     20,200       20.2%         15          75.0%     82,200       82.3%
$16.83-$16.95.........        5           25.0%     17,700       17.7%         20         100.0%     99,900      100.0%
> or = to $16.95......        0            0.0%         --        0.0%         20         100.0%     99,900      100.0%
TOTAL:................       20          100.0%     99,900      100.0%

[Chart depicting the number of shares of Norwood Promotional Products, Inc. Common Stock that traded in specific price ranges from February 4, 1998 through March 4, 1998.]

---------------

(1) Price ranges include low range price and exclude high range price.

(2) The average daily trading volume has been 4,995 shares or $82,035.31 and the average daily close has been $16.51.

                            INVESTMENT BANKING GROUP
                                     AUSTIN
             SHARES TRADED AT VARIOUS PRICES FROM 9/4/97 TO 3/4/98

                                                                                              CUMULATIVE
                                                                           ------------------------------------------------
                           DAYS      % OF TOTAL               % OF TOTAL      DAYS      % OF TOTAL               % OF TOTAL
       TRADING          DAILY AVG.      DAYS       TRADING     TRADING     DAILY AVG.      DAYS       TRADING     TRADING
      RANGE(1)           IN RANGE      TRADED      VOLUME       VOLUME      IN RANGE      TRADED      VOLUME       VOLUME
      --------          ----------   ----------   ---------   ----------   ----------   ----------   ---------   ----------
<$14.00..............        0           0.0%            --       0.0%          0           0.0%            --       0.0%
$14.00-$14.35........        3           2.4%        15,200       0.9%          3           2.4%        15,200       0.9%
$14.35-$14.70........        1           0.8%        29,600       1.7%          4           3.2%        44,800       2.6%
$14.70-$15.05........        7           5.6%        39,800       2.4%         11           8.8%        84,600       5.0%
$15.05-$15.40........       21          16.8%       191,300      11.3%         32          25.6%       275,900      16.3%
$15.40-$15.75........       26          20.8%       183,200      10.8%         58          46.4%       459,100      27.1%
$15.75-$16.10........       37          29.6%       577,400      34.1%         95          76.0%     1,036,500      61.2%
$16.10-$16.45........       11           8.8%       400,900      23.7%        106          84.8%     1,437,400      84.9%
$16.45-$16.80........       12           9.6%       211,500      12.5%        118          94.4%     1,648,900      97.4%
$16.80-$17.15........        7           5.6%        44,000       2.6%        125         100.0%     1,692,900     100.0%
> or = to $17.15.....        0           0.0%            --       0.0%        125         100.0%     1,692,900     100.0%
TOTAL:...............      125         100.0%     1,692,900     100.0%

[Chart depicting the number of shares of Norwood Promotional Products, Inc. common stock that traded in specific price ranges from September 4, 1997 through March 4, 1998.]

---------------

(1) Price ranges include low range price and exclude high range price.

(2) The average daily trading volume has been 13,543 shares or $215,777.80 and the average daily close has been $15.78.

                            INVESTMENT BANKING GROUP

                                     AUSTIN
             SHARES TRADED AT VARIOUS PRICES FROM 3/4/97 TO 3/4/98

                                                                                              CUMULATIVE
                                                                           ------------------------------------------------
                           DAYS      % OF TOTAL               % OF TOTAL      DAYS      % OF TOTAL               % OF TOTAL
       TRADING          DAILY AVG.      DAYS       TRADING     TRADING     DAILY AVG.      DAYS       TRADING     TRADING
      RANGE(1)           IN RANGE      TRADED      VOLUME       VOLUME      IN RANGE      TRADED      VOLUME       VOLUME
      --------          ----------   ----------   ---------   ----------   ----------   ----------   ---------   ----------
<$12.60                      0           0.0%            --       0.0%          0           0.0%            --       0.0%
$12.60-$13.20                6           2.3%       731,900      12.7%          6           2.3%       731,900      12.7%
$13.20-$13.80               29          11.1%     1,407,000      24.5%         35          13.4%     2,138,900      37.2%
$13.80-$14.40               49          18.7%     1,342,100      23.4%         84          32.1%     3,481,000      60.6%
$14.40-$15.00               39          14.9%       341,000       5.9%        123          46.9%     3,822,000      66.6%
$15.00-$15.60               44          16.8%       438,100       7.6%        167          63.7%     4,260,100      74.2%
$15.60-$16.20               59          22.5%       842,800      14.7%        226          86.3%     5,102,900      88.9%
$16.20-$16.80               21           8.0%       551,200       9.6%        247          94.3%     5,654,100      98.5%
$16.80-$17.40               14           5.3%        87,400       1.5%        261          99.6%     5,741,500     100.0%
$17.40-$18.00                1           0.4%           600       0.0%        262         100.0%     5,742,100     100.0%
> or = to $18.00             0           0.0%            --       0.0%        262         100.0%     5,742,100     100.0%
TOTAL:                     262         100.0%     5,742,100     100.0%

[Chart depicting the number of shares of Norwood Promotional Products, Inc. Common Stock that traded in specific price ranges from March 4, 1997 through March 4, 1998.]

---------------

(1) Price ranges include low range price and exclude high range price.

(2) The average daily trading volume has been 21,916 shares or $318,348.90 and the average daily close has been $15.06.

                            INVESTMENT BANKING GROUP

                            AUSTIN OWNERSHIP PROFILE

                                                                             CHANGE
                                                               SHARES         FROM
                        SHAREHOLDERS                            HELD      PRIOR PERIOD   % OWNERSHIP
                        ------------                          ---------   ------------   -----------
OFFICERS AND DIRECTORS(1)...................................    880,006                     17.35%
INSTITUTIONAL INVESTORS(2)..................................
Neuberger & Berman..........................................    706,500      304,900        13.93%
Heartland Investors.........................................    486,000      286,000         9.58%
TCW Group...................................................    472,400       (3,100)        9.32%
Thomson Horstman............................................    442,700      (17,300)        8.73%
Tweedy Browne...............................................    160,000      160,000         3.16%
Dimensional Fund............................................    156,500       20,300         3.09%
Hathaway & Assoc............................................    150,000      (77,500)        2.96%
Neuberger & Berman..........................................    142,200       35,000         2.80%
Glickenhaus & Co............................................    140,100            0         2.76%
Putnam Management...........................................    112,300            0         2.21%
Franklin Mutual.............................................     94,900       94,900         1.87%
AGF Management Ltd..........................................     75,000            0         1.48%
BZW Barclays................................................     81,812          700         1.61%
Jenswold, Roger H. & Co.....................................     37,500      (31,050)        0.74%
Luther King Capital.........................................     20,000            0         0.39%
Goldman Sachs...............................................     20,000            0         0.39%
Clover Capital..............................................     14,700       14,700         0.29%
Merrill Lynch & Co..........................................      2,397        2,397         0.05%
Bank of NY..................................................        970          970         0.02%
Travelers Group.............................................        300         (300)        0.01%
Legg Mason Wood Walker......................................        200          200         0.00%
GHS Management..............................................          0     (128,000)        0.00%
T Rowe Price................................................          0     (300,000)        0.00%
TOTAL INSTITUTIONAL INVESTORS...............................  3,316,479      362,817        65.40%
IMPLIED RETAIL HOLDINGS.....................................    874,684                     17.25%
                                                              ---------                    ------
          TOTAL SHARES OUTSTANDING(3).......................  5,071,169                    100.00%
                                                              =========                    ======

---------------

(1) Source: 10-K/A as of 9/30/97 with updated information from company.

(2) Source: Bloomberg as of February 16, 1998.

(3) Source: 10-Q dated November 29, 1997.

[Chart depicting the percentage of the outstanding Common Stock of Norwood Promotional Products, Inc. owned by Institutions, Retail and Officers and Directors.]

                            INVESTMENT BANKING GROUP

                       PROJECT AUSTIN -- PROJECTION MODEL
                          PROJECTED INCOME STATEMENTS
                             (NUMBERS IN THOUSANDS)

(Fiscal Year Ended August)
3/5/98 12:51 PM

                                                                                              PROJECTED
                                                HISTORICAL   ESTIMATED   ---------------------------------------------------
                                                   1997        1998           1999              2000              2001
                                                ----------   ---------   ---------------   ---------------   ---------------
Revenues......................................   $175,835    $193,391       $207,846          $223,500          $239,900
Cost of sales.................................    125,732     138,952        149,319           160,546           172,085
Gross profit..................................     50,103      54,439         58,527            62,954            67,815
General and administrative, net dep...........      8,855      10,513         10,477            11,003            11,549
Sales and marketing...........................     18,119      17,951         18,732            19,783            20,900
Restructuring and unusual charges.............      1,816          --             --                --                --
Other operating expenses......................         --          --             --                --                --
                                                 --------    --------       --------          --------          --------
Total operating expenses......................     28,790      28,464         29,209            30,786            32,449
EBITDA........................................     21,313      25,975         29,318            32,168            35,366
Depreciation..................................      4,270       3,960          3,934             3,935             3,936
Amortization..................................      3,885       4,121          4,186             4,186             4,186
                                                 --------    --------       --------          --------          --------
Total depreciation & amortization.............      8,155       8,081          8,120             8,121             8,122
Total operating income........................     13,158      17,894         21,198            24,047            27,244
Interest expense..............................      3,002       4,200          4,200             3,600             2,800
Interest (income).............................         --          --             --                --                --
Home office expense...........................         --          --             --                --                --
Discontinued operations expense...............      4,820          --             --                --                --
Extraordinary loss from debt extinguishment...        241          --             --                --                --
                                                 --------    --------       --------          --------          --------
Other expenses (income).......................      8,063       4,200          4,200             3,600             2,800
Pre-tax income................................      5,095      13,694         16,998            20,447            24,444
Provision for income taxes....................      4,091       5,615          6,969             8,383            10,022
                                                 --------    --------       --------          --------          --------
Net income....................................   $  1,004    $  8,079       $ 10,029          $ 12,064          $ 14,422
                                                 ========    ========       ========          ========          ========

                                                            PROJECTED
                                                ---------------------------------
                                                     2002              2003
                                                ---------------   ---------------
Revenues......................................     $257,562          $276,160
Cost of sales.................................      184,850           197,826
Gross profit..................................       72,712            78,334
General and administrative, net dep...........       12,116            12,661
Sales and marketing...........................       22,088            23,163
Restructuring and unusual charges.............           --                --
Other operating expenses......................           --                --
                                                   --------          --------
Total operating expenses......................       34,204            35,824
EBITDA........................................       38,508            42,510
Depreciation..................................        3,937             3,938
Amortization..................................        4,186             4,186
                                                   --------          --------
Total depreciation & amortization.............        8,123             8,124
Total operating income........................       30,385            34,386
Interest expense..............................        1,500               500
Interest (income).............................           --                --
Home office expense...........................           --                --
Discontinued operations expense...............           --                --
Extraordinary loss from debt extinguishment...           --                --
                                                   --------          --------
Other expenses (income).......................        1,500               500
Pre-tax income................................       28,885            33,886
Provision for income taxes....................       11,843            13,893
                                                   --------          --------
Net income....................................     $ 17,042          $ 19,993
                                                   ========          ========

                            INVESTMENT BANKING GROUP

                       PROJECT AUSTIN -- PROJECTION MODEL
                            PROJECTED BALANCE SHEETS
                             (NUMBERS IN THOUSANDS)

(Fiscal Year Ended August)
3/5/98 12:51 PM

                                                                                   PROJECTED
                                           HISTORICAL   ---------------------------------------------------------------
                                              1997        1998       1999       2000       2001       2002       2003
                                           ----------   --------   --------   --------   --------   --------   --------
ASSETS
Cash....................................    $  2,609    $  1,000   $  1,000   $  1,000   $  1,175   $  4,603   $ 24,282
Accounts receivable.....................      24,282      26,336     28,032     29,931     31,910     34,051     36,232
Inventories.............................      32,105      34,821     37,064     39,574     42,191     45,021     47,905
Income taxes receivable.................         551         598        636        679        724        773        822
Other receivables.......................         713         773        823        879        937      1,000      1,064
Prepaid expenses and other current
  assets................................       2,464       2,672      2,845      3,037      3,238      3,455      3,677
                                            --------    --------   --------   --------   --------   --------   --------
Total current assets....................      62,724      66,200     70,400     75,100     80,175     88,903    113,982
Land....................................         478         478        478        478        478        478        478
Gross plant and equip...................      34,877      37,971     41,805     45,740     49,676     53,613     57,551
Accumulated depreciation................     (14,214)    (16,849)   (20,783)   (24,718)   (28,654)   (32,591)   (36,529)
                                            --------    --------   --------   --------   --------   --------   --------
Net P, P&E..............................      21,141      21,600     21,500     21,500     21,500     21,500     21,500
Goodwill, net of accumulated
  amortization..........................      39,009      34,888     30,702     26,516     22,330     18,144     13,958
Other intangible assets.................       8,165       8,165      8,165      8,165      8,165      8,165      8,165
Other fixed assets......................          --          --         --         --         --         --         --
Deferred income taxes and other
  assets................................       4,155       4,200      4,200      4,200      4,200      4,200      4,200
Other assets............................          --          --         --         --         --         --         --
                                            --------    --------   --------   --------   --------   --------   --------
Total assets............................    $135,194    $135,053   $134,967   $135,481   $136,370   $140,912   $161,805
                                            ========    ========   ========   ========   ========   ========   ========

                            INVESTMENT BANKING GROUP

                       PROJECT AUSTIN -- PROJECTION MODEL
                            PROJECTED BALANCE SHEETS

                             (Numbers in Thousands)
(Fiscal Year Ended August)
3/5/98 12:51 PM

                                                                                PROJECTED
                                     HISTORICAL   ---------------------------------------------------------------------
                                        1997        1998        1999        2000        2001        2002        2003
                                     ----------   ---------   ---------   ---------   ---------   ---------   ---------
LIABILITIES & EQUITY
Current maturities & short-term
  debt.............................  $   1,871    $      --   $      --   $      --   $      --   $      --   $      --
Trade accounts payable.............     11,299       10,442      11,050      11,753      12,506      13,210      14,013
Accrued liabilities................     11,197       10,347      10,950      11,647      12,394      13,090      13,887
Current portion of lease
  obligation.......................        481          211          --          --          --          --          --
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
Total current liabilities..........     24,848       21,000      22,000      23,400      24,900      26,300      27,900
Long term debt
  Revolver.........................         --           --         183          33          --          --          --
  Senior term note.................     40,000       39,600      34,200      26,000      13,200          --          --
  Notes payable....................     13,740       13,000       9,200       4,600       2,400       1,700       1,000
  Existing revolver................      6,990        2,098          --          --          --          --          --
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
  Total debt.......................     60,730       54,698      43,583      30,633      15,600       1,700       1,000
  Less current portion.............     (1,871)          --          --          --          --          --          --
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
  Total long-term debt.............     58,859       54,698      43,583      30,633      15,600       1,700       1,000
Capitalized lease obligations......        211           --          --          --          --          --          --
Other..............................         --           --          --          --          --          --          --
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
Total liabilities..................     83,918       75,698      65,583      54,033      40,500      28,000      28,900
Common stock.......................     22,858       22,858      22,858      22,858      22,858      22,858      22,858
Additional paid-in-capital.........     21,949       21,949      21,949      21,949      21,949      21,949      21,949
Retained earnings..................      6,469       14,548      24,577      36,641      51,063      68,105      88,098
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
Total stockholders' equity.........     51,276       59,355      69,384      81,448      95,870     112,912     132,905
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
Total liabilities & equity.........  $ 135,194    $ 135,053   $ 134,967   $ 135,481   $ 136,370   $ 140,912   $ 161,805
                                     =========    =========   =========   =========   =========   =========   =========

                            INVESTMENT BANKING GROUP

                       PROJECT AUSTIN -- PROJECTION MODEL
                         PROJECTED CASH FLOW STATEMENTS
                             (NUMBERS IN THOUSANDS)

(Fiscal Year Ended August)
3/5/98 12:51 PM

                                                                      PROJECTED
                                                   -----------------------------------------------
                                                    1999      2000      2001      2002      2003
                                                   -------   -------   -------   -------   -------
Cash flows from operating activities:
  Net income.....................................  $10,029   $12,064   $14,422   $17,042   $19,993
  Depreciation...................................    3,934     3,935     3,936     3,937     3,938
  Amortization of goodwill.......................    4,186     4,186     4,186     4,186     4,186
  Amortization of intangibles....................       --        --        --        --        --
  Minority interest..............................       --        --        --        --        --
  Other non-cash.................................       --        --        --        --        --
  Changes in current assets......................   (4,200)   (4,700)   (4,900)   (5,300)   (5,400)
  Changes in current liabilities.................    1,000     1,400     1,500     1,400     1,600
                                                   -------   -------   -------   -------   -------
Net cash provided by operating activities........   14,949    16,885    19,144    21,265    24,317
Cash flows from investing activities
  Capital expenditures (net of dispositions).....   (3,834)   (3,935)   (3,936)   (3,937)   (3,938)
  Investments in new goodwill....................       --        --        --        --        --
  Acquisition of additional intangibles..........       --        --        --        --        --
  Changes in other long-term assets &
     liabilities.................................       --        --        --        --        --
                                                   -------   -------   -------   -------   -------
Net cash provided by investing activities........   (3,834)   (3,935)   (3,936)   (3,937)   (3,938)
Cash flows from financing activities
  Dividends paid.................................       --        --        --        --        --
  Proceeds from sale of stock....................       --        --        --        --        --
  Proceeds from debt issue.......................       --        --        --        --        --
  Cash inflow (outflow) from other equity........       --        --        --        --        --
  Repayment of debt..............................  (11,298)  (12,983)  (15,033)  (13,900)     (700)
  Repurchase of stock............................       --        --        --        --        --
  Drawdown on revolver...........................      183        33        --        --        --
                                                   -------   -------   -------   -------   -------
Net cash provided by financing activities........  (11,115)  (12,950)  (15,033)  (13,900)     (700)
                                                   -------   -------   -------   -------   -------
Net additions to cash............................  $    --   $    --   $   175   $ 3,428   $19,679
                                                   =======   =======   =======   =======   =======
Beginning cash balance...........................    1,000     1,000     1,000     1,175     4,603
Ending cash balance..............................    1,000     1,000     1,175     4,603    24,282

                            INVESTMENT BANKING GROUP

                       PROJECT AUSTIN -- PROJECTION MODEL
      HISTORICAL AND PROJECTED INCOME STATEMENT RATIOS (PERCENT OF SALES)

(Fiscal Year Ended August)
3/5/98 12:51 PM

                                                                              PROJECTED
                            HISTORICAL                      ---------------------------------------------
                               1997       1998    AVERAGE    1999     2000      2001       2002     2003
                            ----------   ------   -------   ------   ------   ---------   ------   ------
Revenues..................    100.0%     100.0%   100.0%    100.0%   100.0%    100.0%     100.0%   100.0%
Cost of sales.............     71.5%      71.9%    71.7%     71.8%    71.8%     71.7%      71.8%    71.6%
                              ------     ------   ------    ------   ------    ------     ------   ------
Gross profit..............     28.5%      28.1%    28.3%     28.2%    28.2%     28.3%      28.2%    28.4%
General and
  administrative, net
  dep.....................      5.0%       5.4%     5.2%      5.0%     4.9%      4.8%       4.7%     4.6%
Sales and marketing.......     10.3%       9.3%     9.8%      9.0%     8.9%      8.7%       8.6%     8.4%
Restructuring and unusual
  charges.................      1.0%       0.0%     0.5%      0.0%     0.0%      0.0%       0.0%     0.0%
                              ------     ------   ------    ------   ------    ------     ------   ------
Total operating
  expenses................     16.4%      14.7%    15.5%     14.1%    13.8%     13.5%      13.3%    13.0%
EBITDA....................     12.1%      13.4%    12.8%     14.1%    14.4%     14.7%      15.0%    15.4%
Depreciation..............      2.4%       2.0%     2.2%      1.9%     1.8%      1.6%       1.5%     1.4%
Amortization..............      2.2%       2.1%     2.2%      2.0%     1.9%      1.7%       1.6%     1.5%
                              ------     ------   ------    ------   ------    ------     ------   ------
Total depreciation &
  amortization............      4.6%       4.2%     4.4%      3.9%     3.6%      3.4%       3.2%     2.9%
Total operating income....      7.5%       9.3%     8.4%     10.2%    10.8%     11.4%      11.8%    12.5%
Interest expense..........      1.7%       2.2%     1.9%      2.0%     1.6%      1.2%       0.6%     0.2%
Interest (income).........      0.0%       0.0%     0.0%      0.0%     0.0%      0.0%       0.0%     0.0%
Home office expense.......      0.0%       0.0%     0.0%      0.0%     0.0%      0.0%       0.0%     0.0%
Discontinued operations
  expense.................      2.7%       0.0%     1.4%      0.0%     0.0%      0.0%       0.0%     0.0%
Extraordinary loss from
  debt extinguishment.....      0.1%       0.0%     0.1%      0.0%     0.0%      0.0%       0.0%     0.0%
                              ------     ------   ------    ------   ------    ------     ------   ------
Other expenses (income)...      4.6%       2.2%     3.4%      2.0%     1.6%      1.2%       0.6%     0.2%
Pre-tax income............      2.9%       7.1%     5.0%      8.2%     9.1%     10.2%      11.2%    12.3%
Provision for income
  taxes...................     80.3%      41.0%    60.6%     41.0%    41.0%     41.0%      41.0%    41.0%
                              ------     ------   ------    ------   ------    ------     ------   ------
Net income................      0.6%       4.2%     2.4%      4.8%     5.4%      6.0%       6.6%     7.2%
                              ======     ======   ======    ======   ======    ======     ======   ======

                            INVESTMENT BANKING GROUP

                       PROJECT AUSTIN -- PROJECTION MODEL
        HISTORICAL AND PROJECTED BALANCE SHEET RATIOS (PERCENT OF SALES)

(Fiscal Year Ended August)
3/5/98 12:51 PM

                                                                                          PROJECTED
                                          HISTORICAL                      ------------------------------------------
                                             1997       1998    AVERAGE    1999     2000     2001     2002     2003
                                          ----------   ------   -------   ------   ------   ------   ------   ------
ASSETS
Cash...................................       1.5%       0.5%     1.0%      0.5%     0.4%     0.5%     1.8%     8.8%
Accounts receivable....................      13.8%      13.6%    13.7%     13.5%    13.4%    13.3%    13.2%    13.1%
Inventories............................      18.3%      18.0%    18.1%     17.8%    17.7%    17.6%    17.5%    17.3%
Income taxes receivable................       0.3%       0.3%     0.3%      0.3%     0.3%     0.3%     0.3%     0.3%
Other receivables......................       0.4%       0.4%     0.4%      0.4%     0.4%     0.4%     0.4%     0.4%
Prepaid expenses and other current
  assets...............................       1.4%       1.4%     1.4%      1.4%     1.4%     1.3%     1.3%     1.3%
                                            ------     ------   ------    ------   ------   ------   ------   ------
Total current assets...................      35.7%      34.2%    35.0%     33.9%    33.6%    33.4%    34.5%    41.3%
Land...................................       0.3%       0.2%     0.3%      0.2%     0.2%     0.2%     0.2%     0.2%
Gross plant and equip..................      19.8%      19.6%    19.7%     20.1%    20.5%    20.7%    20.8%    20.8%
Accumulated depreciation...............      (8.1%)     (8.7%)   (8.4%)   (10.0%)  (11.1%)  (11.9%)  (12.7%)  (13.2%)
                                            ------     ------   ------    ------   ------   ------   ------   ------
Net P,P&E..............................      12.0%      11.2%    11.6%     10.3%     9.6%     9.0%     8.3%     7.8%
Goodwill, net of accumulated
  amortization.........................      22.2%      18.0%    20.1%     14.8%    11.9%     9.3%     7.0%     5.1%
Deferred income taxes and other
  assets...............................       2.4%       2.2%     2.3%      2.0%     1.9%     1.8%     1.6%     1.5%
Other assets...........................       0.0%       0.0%     0.0%      0.0%     0.0%     0.0%     0.0%     0.0%
                                            ------     ------   ------    ------   ------   ------   ------   ------
Total assets...........................      76.9%      69.8%    73.4%     64.9%    60.6%    56.8%    54.7%    58.6%
                                            ======     ======   ======    ======   ======   ======   ======   ======

                            INVESTMENT BANKING GROUP

                       PROJECT AUSTIN -- PROJECTION MODEL
        HISTORICAL AND PROJECTED BALANCE SHEET RATIOS (PERCENT OF SALES)

(Fiscal Year Ended August)
3/5/98 12:51 PM

                                                                             PROJECTED
                                HISTORICAL                     -------------------------------------
                                   1997      1998    AVERAGE   1999    2000    2001    2002    2003
                                ----------   -----   -------   -----   -----   -----   -----   -----
LIABILITIES & EQUITY
Current maturities &
  short-term debt............       1.1%       0.0%     0.5%     0.0%    0.0%    0.0%    0.0%    0.0%
Trade accounts payable.......       6.4%       5.4%     5.9%     5.3%    5.3%    5.2%    5.1%    5.1%
Accrued liabilities..........       6.4%       5.4%     5.9%     5.3%    5.2%    5.2%    5.1%    5.0%
Current portion of lease
  obligation.................       0.3%       0.1%     0.2%     0.0%    0.0%    0.0%    0.0%    0.0%
                                  -----      -----    -----    -----   -----   -----   -----   -----
Total current liabilities....      14.1%      10.9%    12.5%    10.6%   10.5%   10.4%   10.2%   10.1%
Long term debt Revolver......       0.0%       0.0%     0.0%     0.1%    0.0%    0.0%    0.0%    0.0%
  Senior term note...........      22.7%      20.5%    21.6%    16.5%   11.6%    5.5%    0.0%    0.0%
  Notes payable..............       7.8%       6.7%     7.3%     4.4%    2.1%    1.0%    0.7%    0.4%
  Existing revolver..........       4.0%       1.1%     2.5%     0.0%    0.0%    0.0%    0.0%    0.0%
                                  -----      -----    -----    -----   -----   -----   -----   -----
  Total debt.................      34.5%      28.3%    31.4%    21.0%   13.7%    6.5%    0.7%    0.4%
  Less current portion.......      (1.1%)      0.0%    (0.5%)    0.0%    0.0%    0.0%    0.0%    0.0%
                                  -----      -----    -----    -----   -----   -----   -----   -----
  Total long-term debt.......      33.5%      28.3%    30.9%    21.0%   13.7%    6.5%    0.7%    0.4%
Capitalized lease
  obligations................       0.1%       0.0%     0.1%     0.0%    0.0%    0.0%    0.0%    0.0%
                                  -----      -----    -----    -----   -----   -----   -----   -----
Total liabilities............      47.7%      39.1%    43.4%    31.6%   24.2%   16.9%   10.9%   10.5%
Common stock.................      13.0%      11.8%    12.4%    11.0%   10.2%    9.5%    8.9%    8.3%
Additional paid-in-capital...      12.5%      11.3%    11.9%    10.6%    9.8%    9.1%    8.5%    7.9%
Retained earnings............       3.7%       7.5%     5.6%    11.8%   16.4%   21.3%   26.4%   31.9%
                                  -----      -----    -----    -----   -----   -----   -----   -----
Total stockholders' equity...      29.2%      30.7%    29.9%    33.4%   36.4%   40.0%   43.8%   48.1%
                                  -----      -----    -----    -----   -----   -----   -----   -----
Total liabilities & equity...      76.9%      69.8%    73.4%    64.9%   60.6%   56.8%   54.7%   58.6%
                                  =====      =====    =====    =====   =====   =====   =====   =====